As filed with the Securities and Exchange Commission on April 28, 2008

Registration No. 33-24856/811-5672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.☐

POST-EFFECTIVE AMENDMENT NO. 26☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 158 ☒

(Check appropriate box or boxes)

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Darin D. Smith, Esq.

4333 Edgewood Road NE

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland, Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

Title of Securities Being Registered: Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2008, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on , pursuant to paragraph (a) of Rule 485

WRL FREEDOM VARIABLE ANNUITY

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Prospectus

May 1, 2008

This prospectus gives you important information about the WRL Freedom Variable Annuity, a flexible payment variable deferred annuity contract (“Contract”). Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans.

You can put your money into one or more of the following investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

If you would like more information about the WRL Freedom Variable Annuity, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2008. Please call us at 1-800-851-9777 (Monday – Friday, 8:30 a.m. – 7:00 p.m. Eastern Time), write us at: Western Reserve, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website at www.westernreserve.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract and the funds:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

TRANSAMERICA SERIES TRUST

– INITIAL CLASS

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica International Moderate Growth VP

Subadvised by BlackRock Investment Management, LLC

Transamerica BlackRock Large Cap Value VP

Subadvised by Capital Guardian Trust Company

Transamerica Capital Guardian U.S. Equity VP

Transamerica Capital Guardian Value VP

Subadvised by ING Clarion Real Estate Securities

Transamerica Clarion Global Real Estate Securities VP

Subadvised by Federated Equity Management Company of Pennsylvania

Transamerica Federated Market Opportunity VP

Subadvised by J.P. Morgan Investment Advisors, Inc.

Transamerica JPMorgan Core Bond VP

Subadvised by J.P. Morgan Investment

Management Inc.

Transamerica JPMorgan Enhanced Index VP

Subadvised by ClearBridge Advisors, LLC

Transamerica Legg Mason Partners All Cap VP

Subadvised by MFS® Investment Management

Transamerica MFS High Yield VP

Transamerica MFS International Equity VP

Subadvised by Columbia Management Advisors, LLC

Transamerica Marsico Growth VP

Subadvised by Munder Capital Management

Transamerica Munder Net50 VP

Subadvised by Pacific Investment Management Company LLC

Transamerica PIMCO Total Return VP

Subadvised by T. Rowe Price Associates, Inc.

Transamerica T. Rowe Price Equity Income VP

Transamerica T. Rowe Price Small Cap VP

Subadvised by Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC

Transamerica Templeton Global VP

Subadvised by Third Avenue Management LLC

Transamerica Third Avenue Value VP

Subadvised by Transamerica Investment Management, LLC

Transamerica Balanced VP

Transamerica Convertible Securities VP

Transamerica Equity VP

Transamerica Growth Opportunities VP

Transamerica Money Market VP

Transamerica Science & Technology VP

Transamerica Small/Mid Cap Value VP

Transamerica U.S. Government Securities VP

Transamerica Value Balanced VP

Managed by AEGON USA Investment Management

Transamerica Index 50 VP

Transamerica Index 75 VP

Subadvised by Van Kampen Asset Management

Transamerica Van Kampen Mid-Cap Growth VP

PROFUNDS

Managed by ProFund Advisors LLC

ProFund VP Asia 30

ProFund VP Basic Materials

ProFund VP Bull

ProFund VP Consumer Services

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP International

ProFund VP Japan

ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP NASDAQ-100

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

ACCESS ONE TRUST

Managed by ProFund Advisors LLC

Access VP High Yield FundSM

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DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time.

Age	The issue age, which is annuitant’s age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

annuitant	The person on whose life any annuity payments will be based.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

annuitize (annuitization)	When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

contingent annuitant	The person named by the owner to become the new annuitant upon the death of the current annuitant during the accumulation period, if the owner is still alive.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative office. We measure Monthiversaries, Contract years, Contract months, and Contract anniversaries from the Contract date.

death report day	The valuation date on which we have received both: (a) proof of the earlier of: (1) the death of any owner, or (2) the death of the annuitant, if no contingent annuitant is named, and (b) a beneficiary’s election regarding payment. If the spouse of the deceased owner elects to continue the Contract (if sole beneficiary), there are two death report days (one relating to the death of the first to die and the second relating to the death of the spouse who continues the Contract). If there is no spousal continuation of the Contract, then there is only one death report day for the Contract. If there are multiple beneficiaries, the death report day is the earliest date on which we receive both proof of death and any beneficiary’s completed election form.

fixed account	An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and a guaranteed minimum interest rate. The assets supporting the fixed account are held in the general account.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

Funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

in force	Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

Mailing address	4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. All premium payments, loan repayments, correspondence and notices should be sent to this address.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 90th birthday.

Monthiversary	The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

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owner (you, your)	The person(s) entitled to exercise all rights and privileges under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. If two owners are named, the Contract is owned jointly and the consent of each owner is required to exercise ownership rights under the Contract. Please note: A joint owner receives no benefits under this Contract. A joint owner (even if the joint owner is the spouse of the owner) is not entitled to receive the death benefit under this Contract; a joint owner may not continue the Contract on the death of an owner.

portfolio	A separate investment portfolio of a fund.

purchase payments/premium	Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “purchase payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the Contract, which means the purchase payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period.

surrender	The termination of a Contract at the option of an owner.

valuation date/ business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our)	Western Reserve Life Assurance Co. of Ohio.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

1.	THE ANNUITY CONTRACT

The WRL Freedom Variable Annuity is a flexible payment variable deferred annuity contract (the “Contract”) offered by Western Reserve. It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into one or more of the subaccounts. Any restriction we impose on allocations of purchase payments or transfers of annuity value will not affect the allocations you made before we put the restriction in place. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade.

The Additional Earnings Rider is no longer available for new sales.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

The Contract allows you to receive income after the maturity date under one of several fixed annuity payment options. You can choose to receive payments monthly, quarterly, semi-annually, or annually. Generally, you cannot annuitize before your Contract’s fifth anniversary.

3.	PURCHASE

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $100 for other qualified Contracts) or more under most circumstances. You can add as little as $100 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.

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4.	INVESTMENT CHOICES

You can invest your money in any of the fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectuses that you received with this prospectus. The portfolios now available to you under the Contract are:

Transamerica Asset Allocation – Conservative VP – Initial Class

Transamerica Asset Allocation – Growth VP – Initial Class

Transamerica Asset Allocation – Moderate VP – Initial Class

Transamerica Asset Allocation – Moderate Growth VP – Initial Class

Transamerica International Moderate Growth VP – Initial Class

Transamerica BlackRock Large Cap Value VP – Initial Class

Transamerica Capital Guardian U.S. Equity VP – Initial Class

Transamerica Capital Guardian Value VP – Initial Class

Transamerica Clarion Global Real Estate Securities VP – Initial Class

Transamerica Federated Market Opportunity VP – Initial Class

Transamerica JPMorgan Core Bond VP – Initial Class

Transamerica JPMorgan Enhanced Index VP – Initial Class

Transamerica Legg Mason Partners All Cap VP – Initial Class

Transamerica MFS High Yield VP – Initial Class

Transamerica MFS International Equity VP – Initial Class

Transamerica Marsico Growth VP – Initial Class

Transamerica Munder Net50 VP – Initial Class

Transamerica PIMCO Total Return VP – Initial Class

Transamerica T. Rowe Price Equity Income VP – Initial Class

Transamerica T. Rowe Price Small Cap VP – Initial Class

Transamerica Templeton Global VP – Initial Class

Transamerica Third Avenue Value VP – Initial Class

Transamerica Balanced VP – Initial Class

Transamerica Convertible Securities VP – Initial Class

Transamerica Equity VP – Initial Class

Transamerica Growth Opportunities VP – Initial Class

Transamerica Money Market VP – Initial Class

Transamerica Science & Technology VP – Initial Class

Transamerica Small/Mid Cap Value VP – Initial Class

Transamerica U.S. Government Securities VP – Initial Class

Transamerica Value Balanced VP – Initial Class

Transamerica Index 50VP – Initial Class

Transamerica Index 75 VP – Initial Class

Transamerica Van Kampen Mid-Cap Growth VP – Initial Class

ProFund VP Asia 30(1)

ProFund VP Basic Materials(1)

ProFund VP Bull(1)

ProFund VP Consumer Services(1)

ProFund VP Emerging Markets(1)

ProFund VP Europe 30(1)

ProFund VP Falling U.S. Dollar(1)

ProFund VP Financials(1)

ProFund VP International(1)

ProFund VP Japan(1)

ProFund VP Mid-Cap(1)

ProFund VP Money Market(1)

ProFund VP NASDAQ-100(1)

ProFund VP Oil & Gas(1)

ProFund VP Pharmaceuticals(1)

ProFund VP Precious Metals(1)

ProFund VP Short Emerging Markets(1)

ProFund VP Short International(1)

ProFund VP Short NASDAQ – 100(1)

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ProFund VP Short Small-Cap(1)

ProFund VP Small-Cap(1)

ProFund VP Small-Cap Value(1)

ProFund VP Telecommunications(1)

ProFund VP UltraSmall-Cap(1)

ProFund VP U.S. Government Plus (1)

ProFund VP Utilities(1)

Access VP High Yield FundSM(1)

(1)	The ProFunds and Access portfolios permit frequent transfers and investors in these portfolios may bear the additional costs and investment risks of frequent transfers.

Please contact our administrative office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

You can also allocate your purchase payments to the fixed account.

Transfers. You have the flexibility to transfer assets within your Contract. During the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions and charges apply.

5.	EXPENSES

We do not take any deductions for sales charges from purchase payments at the time you buy the Contract. You generally invest the full amount of each purchase payment in one or more of the investment choices.

During the accumulation period and the income phase, we deduct a daily mortality and expense risk charge of 1.25% each year from the money you have invested in the subaccounts.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the Contract or partially withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial withdrawal or surrender your Contract completely, we will deduct a withdrawal charge for purchase payments withdrawn within five years after we receive a purchase payment. This charge is 5% of the amount that must be withdrawn if the partial withdrawal occurs within five years of our receipt of the purchase payment.

When we calculate withdrawal charges, we treat partial withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth. For the first partial withdrawal you make in any Contract year, we will waive that portion of the withdrawal charge that is based on the first 10% of your Contract’s annuity value at the time of the partial withdrawal. Amounts of the first partial withdrawal in excess of the first 10% of your Contract’s

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annuity value and all subsequent partial withdrawals you make during the Contract year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your Contract completely. The 10% “waiver” does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses – Withdrawal Charge for how we calculate withdrawal charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Section 10. Other Information—Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6.	TAXES

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1/2 when you take money out of a Contract, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial withdrawal or complete surrender.

7.	ACCESS TO YOUR MONEY

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the cash value below $10,000. No partial withdrawals may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and withdrawal charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals may reduce the death benefit by more than the amount withdrawn.

8.	PERFORMANCE

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. Past performance does not guarantee future results.

9.	DEATH BENEFIT

On the earlier of the death of any owner, or the death of the annuitant (if no contingent annuitant is named), we will pay a death benefit to the beneficiary, provided death occurs during the accumulation period. If an owner dies before the maturity date, and the owner’s sole beneficiary is the surviving spouse, then the surviving spouse may elect to continue the Contract. If such surviving spouse elects continuation, we will adjust the annuity value as of the death report day to equal the death benefit proceeds on the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state. Only one death benefit will be payable under the Contract. When we receive due proof of death, the Contract will terminate.

If you name different persons as owner and annuitant, you can affect whether the death benefit is payable, what the amount of the death benefit will be, and who will receive it. Use care when naming owners, annuitants, contingent

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annuitants and beneficiaries, and consult your agent if you have questions. Please note: A joint owner (even if the joint owner is the spouse of the owner) is not entitled to receive the death benefit under this Contract; a joint owner may not continue the Contract on the death of an owner.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

On the earlier of the death of any owner, or the death of the annuitant (if no contingent annuitant is named), before the maturity date and before the fifth Contract anniversary, and if a death benefit is payable, the death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or

•	the total purchase payments you make to the Contract, less partial withdrawals and partial annuitization amounts withdrawn from the Contract.

On the death of any owner who is not the annuitant before the maturity date and on or after the fifth Contract anniversary, and if a death benefit is payable, the death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day;

•	the total purchase payments you make to the Contract, less partial withdrawals and partial annuitization amounts withdrawn from the Contract; or

•	the annuity value as of the fifth Contract anniversary, less partial withdrawals and partial annuitization amounts withdrawn from the Contract after the fifth Contract year.

On the death of the annuitant, who is not the owner (if no contingent annuitant is named) or the owner who is the annuitant, before the maturity date and on or after the fifth Contract anniversary, and if a death benefit is payable, the death benefit proceeds will be the greatest of:

•	the death benefits described above; or

•	the highest annuity value as of any Contract anniversary occurring between (a) the later of May 1, 2000 and the fifth Contract anniversary and (b) the earlier of:

•	the annuitant’s date of death; or

•	the Contract anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

The highest annuity value will be increased by purchase payments made and decreased by adjusted partial withdrawals (including any partial annuitizations) taken since the Contract anniversary with the highest annuity value.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. The Annuity Payments (The Income Phase)— Annuity Payment Options Under the Contract for a description of the annuity payment options. Please note that not all payment options provide for the payment of a death benefit.

10.	OTHER INFORMATION

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it, or whatever longer time may be required by state law. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive your written notice of cancellation and the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned Contract. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high

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federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, because the tax-favored arrangement itself provides tax-sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

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Reduced Minimum Initial Purchase Payment (for nonqualified Contracts): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

•

Systematic Partial Withdrawals: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial withdrawals monthly, quarterly, semi-annually or annually without paying withdrawal charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•

Partial Annuitization: After your first Contract anniversary, you may partially annuitize your Contract without surrendering it completely, subject to certain restrictions. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•

Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the Transamerica Money Market subaccount VP or Transamerica JPMorgan Core Bond VP subaccount into your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•

Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

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Telephone, Fax and Internet Transactions: You may make transfers, partial withdrawals, and/or change the allocation of additional purchase payments by telephone or fax. You may also make transfers and change premium payment allocations involving the subaccounts through our website – www.westernreserve.com. Internet transactions are not available for transfers and changes in premium payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received at our administrative office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our administrative office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.

•

Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial withdrawals or surrender your Contract completely without paying the withdrawal charge, under certain circumstances.

•

Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money—Contract Loans for Certain Qualified Contracts for details.

•	Guaranteed Minimum Death Benefit Features:

•

Additional Benefits with Spousal Continuation If an owner dies before the maturity date, and if the owner’s sole beneficiary is the deceased owner’s surviving spouse, then the surviving spouse may elect to keep the Contract in force as sole owner and annuitant. If such surviving spouse elects continuation, we will adjust the annuity value as of the death report day to equal the death benefit proceeds on the death report day, and we also will revise the way we calculate the death benefit so that it is based on the age of such surviving spouse.

•

Additional Death Benefit on Beneficiary's Death: If an owner dies before the maturity date, and if the deceased owner’s spouse who is named as the sole beneficiary does not elect to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. We will pay a death benefit if the beneficiary dies during the

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distribution period and permit such beneficiary to name a new beneficiary. The Contract will terminate at the end of the distribution period.

•

Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation and on other features of the Contract. Consult your agent and the Contract for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial withdrawals, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other Contracts. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777 (Monday—Friday 8:30 a.m.—7:00 p.m. Eastern Time).

Financial Information. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts available through this Contract.

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11.	INQUIRIES

If you need additional information or want to make a transaction, please contact us at:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

1-800-851-9777

(Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time)

You may check your Contract at www.westernreserve.com. We cannot guarantee that you will be able to access this site.

Or write to us at our mailing address:

Western Reserve Life Assurance Co. of Ohio

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

Please send all premium payments, loan repayments, correspondence and notices to the mailing address.

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ANNUITY CONTRACT FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially withdraw or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses

Sales Load on Purchase Payments	None
Maximum Withdrawal Charge (as a % of purchase payments)(2)(3)(4)	5%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Annual Contract Charge(4)	$30 per Contract year
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period(7)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	None
Total Separate Account Annual Expenses	1.25%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(8)(9)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.40%	2.07%

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges, and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example(10)	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period.	$841	$1539	$2261	$3668
If you annuitize* or remain invested in the Contract at the end of the applicable time period.	$341	$1039	$1761	$3668

*	You cannot annuitize your Contract before your Contract's fifth anniversary.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

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For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Section 5, Expenses.

(2)	We will deduct from any payment for a partial or complete surrender the charge for any extraordinary expenses we incur for expediting delivery of the payment of your partial or complete surrender – such as for wire transfers or overnight mail expenses. We charge $25 for a wire transfer and $20 ($30 for a Saturday delivery) for an overnight delivery.

(3)	The withdrawal charge is based on the number of years since each purchase payment was made during the first five years following each purchase payment, dropping to 0% in the sixth year after the purchase payment was made. To calculate withdrawal charges, the first purchase payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the withdrawal charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There are no charges for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified Contracts. The loan processing fee is not applicable in all states.

(7)	This charge is assessed on assets in each subaccount. It does not apply to the fixed account. This charge applies during the accumulation period and the income phase.

(8)	The portfolio expenses used to prepare this table were provided to Western Reserve by the fund(s) their investment advisors or managers. Western Reserve cannot independently verify the accuracy or completeness of such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

(9)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the TST fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2007.

(10)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.06% that is determined by dividing the total Contract charges collected during 2007 by total average net assets attributable to the Contract during 2007. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

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1.	THE ANNUITY CONTRACT

This prospectus describes the WRL Freedom Variable Annuity Contract offered by Western Reserve.

An annuity is a contract between you, an owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below). Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $100 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract during the accumulation period can go up or down based on the performance of your investment choices.

The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant’s 90th birthday. The maturity date may be earlier for qualified Contracts.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option B (see below) as a Life Income with 120 guaranteed payments. You cannot change the annuity payment option after the maturity date.

Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Contract. Once you annuitize, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides several fixed annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually, or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

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If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•	the amount of the annuity proceeds on the maturity date;

•	the interest rate we credit on those amounts; and

•	the specific payment option you choose.

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15, 20, 25 or 30 years or any other fixed period acceptable to Western Reserve.

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain: We will make level payments only during the annuitant’s lifetime;

•	Fixed Period Certain: We will make level payments for the longer of the annuitant’s lifetime or a fixed period of 5 or 10 years; or

•	Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will:

•	continue upon the death of the first payee for the remaining lifetime of the survivor; or

•	be reduced by 1/3 upon the death of the first payee and continue for the remaining lifetime of the survivor.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

If your Contract is a qualified contract, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that payment option.

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income; and

•	the annuitant(s) dies, for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with Fixed Period Certain, or Guaranteed Return of Annuity Proceeds; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

Partial Annuitization

After the first Contract anniversary and before the maturity date, you may partially annuitize your Contract without surrendering it completely. We treat partial annuitizations as partial withdrawals for purposes of calculating certain benefits under the Contract and elective riders. You may have to pay federal income tax and a penalty tax on any money you withdraw. See Section 7. Access to Your Money—Partial Annuitization for more details.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant’s current address of record.

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3.	PURCHASE

Contract Issue Requirements

We will not issue a Contract unless:

•	we receive the information we need to issue the Contract;

•	we receive a minimum initial purchase payment (except for 403(b) Contracts); and

•	you and any joint owner and the annuitant are age 85 or younger.

We may reject any application or purchase payments for any reason permitted by law.

Purchase Payments

You should make checks or drafts for purchase payments payable only to “Western Reserve Life” and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

Initial Purchase Payments

The initial purchase payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial purchase payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial purchase payment is $100.

We will credit your initial purchase payment to your Contract within two business days after the day we receive it and your complete Contract information at our administrative office. If we are unable to credit your initial purchase payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us (or your agent) to keep it and credit it as soon as we receive all necessary application information.

The date on which we credit your initial purchase payment to your Contract is generally the Contract date. If the date we credit your premium to the contract falls on the 29th, 30th or 31st day of the month, your Contract date will be the 28th day of the month. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and purchase payments to our administrative office in a timely manner.

If you wish to make purchase payments by bank wire, please contact our administrative office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time).

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can generally make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $100 ($1,000 if by wire). We will credit any additional purchase payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

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Maximum Annual Purchase Payments

We generally allow purchase payments up to a total of $1,000,000 per Contract year without prior approval. There is no specific limit on the total purchase payments you may make during the accumulation period.

Allocation of Purchase Payments

On the Contract date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments as you selected on your application, unless you request a different allocation.

You may change allocations for future additional purchase payments by writing or by telephoning the administrative office or by visiting our website – www.westernreserve.com, subject to the limitations described under Section 4. Investment Options – Telephone, Fax and Internet Transactions. The allocation change will apply to purchase payments received after the date we receive the change request.

You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it, or whatever longer time may be required by state law. In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive your written notice of cancellation and the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of regular trading on each business day and ends at the close of regular trading on the next succeeding valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, or any withdrawal charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio and the daily deduction of the mortality and expense risk charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

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4.	INVESTMENT CHOICES

The Separate Account

Currently the following underlying fund portfolios are offered through this Contract.

TRANSAMERICA SERIES TRUST – INITIAL CLASS(1)

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation – Conservative VP(2)

Transamerica Asset Allocation – Growth VP(2)

Transamerica Asset Allocation – Moderate VP(2)

Transamerica Asset Allocation – Moderate Growth VP(2)

Transamerica International Moderate Growth VP(3)

Subadvised by BlackRock Investment Management, LLC

Transamerica BlackRock Large Cap Value VP(4)

Subadvised by Capital Guardian Trust Company

Transamerica Capital Guardian U.S. Equity VP(4)

Transamerica Capital Guardian Value VP(4)

Subadvised by ING Clarion Real Estate Securities

Transamerica Clarion Global Real Estate Securities VP(4)

Subadvised by Federated Equity Management Company of Pennsylvania

Transamerica Federated Market Opportunity VP(4)

Subadvised by J.P. Morgan Investment Advisors, Inc.

Transamerica JPMorgan Core Bond VP(4)

Subadvised by J.P. Morgan Investment Management Inc.

Transamerica JPMorgan Enhanced Index VP(4)

Subadvised by ClearBridge Advisors, LLC

Transamerica Legg Mason Partners All Cap VP(4)

Subadvised by MFS® Investment Management

Transamerica MFS High Yield VP(4)

Transamerica MFS International Equity VP(4)

Subadvised by Columbia Management Advisors, LLC

Transamerica Marsico Growth VP(4)

Subadvised by Munder Capital Management

Transamerica Munder Net50 VP(4)

Subadvised by Pacific Investment Management Company LLC

Transamerica PIMCO Total Return VP(4)

Subadvised by T. Rowe Price Associates, Inc.

Transamerica T. Rowe Price Equity Income VP(4)

Transamerica T. Rowe Price Small Cap VP(4)

Subadvised by Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC

Transamerica Templeton Global VP(5)

Subadvised by Third Avenue Management LLC

Transamerica Third Avenue Value VP(4)

Subadvised by Transamerica Investment Management, LLC

Transamerica Balanced VP(4)

Transamerica Convertible Securities VP(4)

Transamerica Equity VP(4)

Transamerica Growth Opportunities VP(4)

Transamerica Money Market VP(4)

Transamerica Science & Technology VP(4)

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Transamerica Small/Mid Cap Value VP(4)

Transamerica U.S. Government Securities VP(4)

Transamerica Value Balanced VP(4)

Managed by AEGON USA Investment Management

Transamerica Index 50 VP

Transamerica Index 75 VP

Subadvised by Van Kampen Asset Management

Transamerica Van Kampen Mid-Cap Growth VP

PROFUNDS(6)

Managed by ProFund Advisors LLC

ProFund VP Asia 30

ProFund VP Basic Materials

ProFund VP Bull

ProFund VP Consumer Services

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP International

ProFund VP Japan

ProFund VP Mid-Cap

ProFund VP Money Market

ProFund VP NASDAQ-100(7)

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short NASDAQ-100(8)

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Value

ProFund VP Telecommunications

ProFund VP UltraSmall-Cap

ProFund VP U.S. Government Plus

ProFund VP Utilities

ACCESS ONE TRUST(6)

Managed by ProFund Advisors LLC

Access VP High Yield FundSM

(1)	Formerly known as AEGON/Transamerica Series Trust.

(2)	Transamerica was added to the beginning of the fund name; and Portfolio was replaced with VP at the end of the fund name.

(3)	Transamerica was added to the beginning of the fund name; and Fund was replaced with VP at the end of the fund name.

(4)	Unless previously part of the name; Transamerica was added to the beginning of the fund name; and VP was added to the end of the fund name.

(5)	Formerly known as Templeton Transamerica Global.

(6)	The ProFunds and Access portfolios permit frequent transfers and investors in these portfolios may bear the additional costs and investment risks of frequent transfers.

(7)	Formerly known as ProFund VP OTC.

(8)	Formerly known as ProFund VP Short OTC.

The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003.

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FIDELITY VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS 2

Managed by Fidelity Management & Research Company

Fidelity – VIP Equity-Income Portfolio

Fidelity – VIP Contrafund® Portfolio

Fidelity – VIP Growth Opportunities Portfolio

The following subaccount is closed to new investment as of December 12, 2005.

TRANSAMERICA SERIES TRUST – INITIAL CLASS(1)

Subadvised by J.P. Morgan Investment Management Inc.

Transamerica JPMorgan Mid Cap Value VP(2)

(1)	Formerly known as AEGON/Transamerica Series Trust.

(2)	Formerly known as JPMorgan Mid Cap Value.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses. You should read the fund prospectuses carefully before you invest.

Please contact our administrative office at 1-800-851-9777 (Monday—Friday 8:30 a.m.—7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your

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allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new Contract owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Purchase payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

We guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 4% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

When you request a transfer, or if we consent to a partial withdrawal from the fixed account, we will account for it on a first-in, first-out (‘‘FIFO’’) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial withdrawals from the fixed account unless we consent.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you only make one transfer per Contract year. This restriction does not apply to dollar cost averaging;

•	That you request transfers from the fixed account in writing;

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•	That you only make transfers from the fixed account during the 30 days following each contract anniversary; and

•	That you limit the maximum amount you transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately prior Contract year.

Before effecting any of these requirements, we will notify you in writing, and they will apply uniformly to all owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our Internet website.

Transfers may be made by telephone, fax or Internet, subject to limitations described below under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request at our administrative office before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

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These costs are borne by all contract owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us (except in the ProFunds or Access subaccounts as discussed above) if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service first class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some contract owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

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In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor Contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, Contract owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose

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variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the Transamerica Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer a total of $1,000 monthly ($500 for New Jersey residents). To qualify, a minimum of $10,000 must be in each subaccount from which we make transfers.

You may request dollar cost averaging at any time. To enter into dollar cost averaging, you must submit a completed request form, signed by the owner, to us at our administrative office. There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging.

By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party. Dollar Cost averaging will terminate if we receive (at our mailing office) your or your authorized registered representative request to cancel your participation or the value in the account from which we make the transfers is depleted.

If we receive additional premium payments after a Dollar Cost Averaging program is completed; the additional premium will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. New Dollar Cost Averaging instructions will be required to Dollar Cost Average this additional premium.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our mailing office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our mailing office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial withdrawal program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer or if we receive your request to discontinue participation at our administrative office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

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To qualify for asset rebalancing, a minimum annuity value of $10,000 is required. Any annuity value in the fixed account may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional purchase payments and request partial withdrawals and change the allocation of additional purchase payments by telephone. Telephonic partial withdrawals are not allowed in the following situations:

•	for qualified Contracts (except IRAs);

•	if you live, or if your Contract was issued, in a community property state;

•	if the amount you want to withdraw is greater than $50,000; or

•	if the address of record has been changed within the past 10 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial withdrawals for you. If you do not want the ability to make transfers or partial withdrawals by telephone, you should notify us in writing.

You may make telephonic transfers, allocation changes, or request partial withdrawals by calling our toll-free number, 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine. Telephone transfers for contracts owned by trusts will only be allowed if a current trust certification form with a signature guarantee is on file at our administrative office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.

Telephone, fax and Internet orders must be received at our administrative office before 4:00 p.m. Eastern Time to receive same-day pricing. Orders received at our office at or after 4:00 p.m. Eastern Time will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

Please use the following fax numbers for the following types of transactions:

•

To request a transfer, please fax your request to us at 727-299-1648. We will not be responsible for same-day processing of transfers if you fax your transfer request to a number other than this fax number; and

•

To request a partial withdrawal, please fax your request to us at 727-299-1620. We will not be responsible for same-day processing of partial withdrawals if you fax your partial withdrawal request to a number other than this fax number.

You may make transfers and change premium allocations through our website – www.westernreserve.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with our computer services that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

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In addition, you should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Contracts. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Contract.

•

Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Contract. Western Reserve is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.

•	Any fee that is charged by third parties offering investment allocation services for use with your Contract is in addition to the fees and expenses that apply under your Contract.

•	If you make withdrawals of policy value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1/2.

5.	EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as a compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during the accumulation period and the income phase.

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If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the Contract

Transfer Charge

You are allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Only certain types of qualified Contracts can take Contract loans.

Premium Taxes

Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;

•	you surrender the Contract;

•	you request a partial withdrawal; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Withdrawal Charge

During the accumulation period, except under certain qualified Contracts, you may withdraw part or all of the Contract’s annuity value. We impose a withdrawal charge to help us recover sales expenses, including broker/dealer

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compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial withdrawal or complete surrender.

If you take a partial withdrawal or if you surrender your Contract completely, we will deduct a withdrawal charge of 5% of purchase payments withdrawn within five years after we receive a purchase payment. We calculate the withdrawal charge on the full amount we must withdraw from your annuity value in order to pay the withdrawal amount, including the withdrawal charge. To calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth.

For the first withdrawal you make in any Contract year, we waive that portion of the withdrawal charge that is based on the first 10% of your Contract’s annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your Contract’s annuity value and all subsequent withdrawals you make during the Contract year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your Contract completely; the 10% waiver will not apply to complete surrenders. We do not assess withdrawal charges when you annuitize or for systematic partial withdrawals. We waive the withdrawal charge under certain circumstances (see below).

The following schedule shows the withdrawal charges that apply during the five years following each purchase payment:

Number of Years From Receipt of Each Purchase Payment	Withdrawal Charge
0 – 5	5%
Over 5	0%

For example, assume your Contract’s annuity value is $100,000 at the end of the second year since your initial purchase payment and you withdraw $30,000 as your first withdrawal of the Contract year. Because the $30,000 is more than 10% of your Contract’s annuity value ($10,000), you would pay a withdrawal charge of $1,052.63 on the remaining $20,000 (5% of $21,052.63, which is $20,000 plus the $1,052.63 withdrawal charge).

On a complete surrender, we deduct withdrawal charges on the amount of purchase payments paid that are subject to the withdrawal charge. For example, assume your initial purchase payment was $100,000, you have taken no partial withdrawals that Contract year, your annuity value is $106,000 in the second Contract year and you request a complete surrender. You would pay a withdrawal charge of $5,000 on the $100,000 purchase payment, (5% of $100,000). Likewise, if there was a market loss and you requested a complete surrender (annuity value is $80,000), you would pay a withdrawal charge of $5,000 (5% of $100,000).

Keep in mind that withdrawals may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Systematic Partial Withdrawals. During any Contract year, you may make systematic partial withdrawals on a monthly, quarterly, semi-annual or annual basis without paying withdrawal charges. Systematic partial withdrawals must be at least $200 ($50 if by direct deposit). The amount of the systematic partial withdrawal may not exceed 10% of the annuity value at the time the withdrawal is made, divided by the number of withdrawals made per calendar year. We reserve the right to discontinue systematic partial withdrawals if any withdrawal would reduce your annuity value below $10,000.

You may elect to begin or discontinue systematic partial withdrawals at any time. However, we must receive written notice at least 30 days prior to the date systematic partial withdrawals are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money—Systematic Partial Withdrawals).

Nursing Care Facility Waiver. If your Contract contains a nursing care facility waiver, we will waive the withdrawal charge, provided:

•	you have been confined to a nursing care facility for 30 consecutive days or longer;

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•	your confinement began after the Contract date; and

•	you provide us with written evidence of your confinement within two months after your confinement ends.

We will waive the withdrawal charge under this waiver only for partial withdrawals and complete surrenders made during your confinement or within two months after your confinement ends. This waiver is not available in all states.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate Transamerica Capital, Inc. (“TCI”) is the principal underwriter for the contracts. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Contracts and to certain other variable annuity and insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is based on a percentage of the assets of the particular portfolios attributable to the Contract and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI

Fund	Maximum Fee % of assets(1)
ACCESS ONE TRUST	0.25%
TRANSAMERICA SERIES TRUST(2)	0.00%
PROFUNDS	0.25%
VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)(3)	0.50%

(1)	Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

(2)

Because Transamerica Series Trust (“TST”) is managed by our affiliate Transamerica Asset Management, Inc. (“TAM”), there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other arrangements

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may be received from TAM. A variety of financial and accounting methods may be used to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2007 we received $24,366,029.88 from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.

(3)	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•

Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Contract.

For the calendar year ended December 31, 2007, TCI received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768.22) from the following Fund managers and/or sub-advisers to participate in TCI’s events: ClearBridge Advisors, LLC, T. Rowe Price Associates Inc., Transamerica Investment Management, LLC, Van Kampen Asset Management, Morgan Stanley Investment Management, Inc., Janus Capital Management, LLC, Jennison Associates LLC, Pacific Investment Management Company LLC, MFS® Investment Management, American Century Investment Management, Inc., AllianceBernstein L.P., Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Fidelity Management & Research Company, ING Clarion Real Estate Securities, BlackRock Advisors LLC, BlackRock Investment Management, LLC, Invesco AIM, Inc., Columbia Management Advisors, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc., and RidgeWorth Capital Management, Inc.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of the Contracts” in this prospectus.

6.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

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Annuity Contracts in General

Deferred annuity Contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract—qualified or nonqualified.

You will generally not be taxed on increases in the value of your contract until a distribution occurs (either as a partial withdrawal, surrender, or as annuity payments).

Qualified and Nonqualified Contracts

If you purchase the contract under an individual retirement annuity, a 403(b) plan, 457 plan or a pension or profit sharing plan, your contract is referred to as a qualified contract.

Qualified contracts are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the contract during any year;

•	the time when amounts can be paid from the contract; and

•	the amount of any death benefit that may be allowed.

Other restrictions may apply including terms of the plan in which you participate. Optional death benefit features in some cases may exceed the greater of the premium payments or the contract value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the contract in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract.

If you purchase the contract as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your contract is referred to as a nonqualified contract.

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Partial Withdrawals and Surrenders—Qualified Contracts Generally

In the case of a withdrawal under a qualified contract, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts partially withdrawn or surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract. We have provided more information in the SAI.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

You should consult your legal counsel or tax adviser if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Partial Withdrawals and Surrenders—403(b) Contracts

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only partially withdraw or surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies.

Partial Withdrawals and Surrenders—Nonqualified Contracts

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified contract before the annuity commencement date, the Internal Revenue Code treats that partial withdrawal or surrender as first coming from earnings and then from your premium payments. When you make a partial withdrawal or surrender you are taxed on the amount of the partial withdrawal or surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals or portions thereof that were not taxable). In general loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that partially withdrawn or surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some partial withdrawals and surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

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•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the contract to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the

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designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the contract.

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Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal law.

7.	ACCESS TO YOUR MONEY

Partial Withdrawals and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract by making either a partial withdrawal or complete surrender.

If you want to surrender your Contract completely, you will receive your cash value, which equals the annuity value of your Contract minus:

•	any withdrawal charges;

•	any premium taxes;

•	any loans;

•	any unpaid accrued interest

•	the annual Contract charge; and

•	any rider charges.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for partial withdrawal or complete surrender at our administrative office, unless you specify a later date in your request.

No partial withdrawal is permitted if the withdrawal would reduce the cash value below $10,000. You may not make partial withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial withdrawal from each of the investment choices in proportion to the annuity value.

Remember that any partial withdrawal you take will reduce the annuity value. Under some circumstances, a partial withdrawal will reduce the death benefit by more than the dollar amount of the withdrawal. See Section 9. Death Benefit, for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make.

We must receive (at our administrative office) a properly completed surrender request which must contain your original signature. We will accept fax or telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

For your protection, a signature guarantee may be required in certain circumstances including but not limited to:

•	all requests for partial withdrawals or complete surrenders over $500,000;

•	where the partial withdrawal or surrender proceeds will be sent to an address other than the address of record; or

•	any request for partial withdrawal or complete surrender within 10 days of our receipt of an address change.

All signature guarantees must be made by:

•	a national or state bank;

•	a member firm of a national stock exchange; or

•	any institution that is an eligible guarantor under SEC rules and regulations.

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Notarization is not an acceptable form of signature guarantee.

If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any withdrawal. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time).

Partial Annuitization

After your first Contract anniversary and before the maturity date, you may partially annuitize your Contract without surrendering it completely. You may request that a portion of your Contract’s annuity value be applied to purchase a periodic annuity under a supplemental contract with us. Any subsequent partial annuitizations must be at least five years after the immediately preceding one. We will not process a request for partial annuitization if it will:

•	reduce the cash value below $10,000;

•	exceed 50% of the cash value; or

•	purchase a monthly income of less than $100.

You must specify in your written request the subaccounts from which the amounts are to be partially withdrawn. You cannot use any cash value from the fixed account for partial annuitization. We will deduct premium taxes, if any, from the amount partially withdrawn.

You may have to pay federal income tax and a penalty tax on any money you withdraw.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial withdrawal, a complete surrender, a death benefit, loans or on the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals, surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a purchase payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Withdrawals

During the accumulation period, you can elect to receive regular payments from your Contract without paying withdrawal charges by using systematic partial withdrawals. Unless you specify otherwise, we will deduct systematic partial withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial withdrawal. You can partially withdraw up to 10% of your annuity value annually in equal monthly, quarterly, semi-annual or annual payments of at least $200 ($50 if by direct deposit). Your annuity value must equal at least $25,000. We will not process a systematic partial withdrawal if the annuity value for the entire Contract would be reduced below $10,000. No systematic partial withdrawals are permitted from the fixed account without our prior consent.

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There is no charge for taking systematic partial withdrawals. You may stop systematic partial withdrawals at any time. We reserve the right to discontinue offering systematic partial withdrawals 30 days after we send you written notice.

You can take systematic partial withdrawals during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial withdrawal payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial withdrawal you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period after the right to cancel period has expired when the Contract is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per calendar year). No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the Contract is the lesser of:

•	50% of the annuity value; or

•

$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.

Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference from the subaccounts and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference and transfer it in accordance with your current purchase payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•	while the Contract is in force; and

•	during the accumulation period.

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Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:

•	the amount of any death benefit proceeds;

•	the amount we pay upon a partial withdrawal or complete surrender; or

•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•	in level quarterly or monthly payments over a 5-year period; or

•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method.

An extended repayment period cannot go beyond the year you turn 70 1/2.

IF:

•	a repayment is not received within 31 days from the original due date;

THEN:

•

under federal tax law you will be treated as having a deemed distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any withdrawal charge, will be assessed.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract to not qualify under Section 403(b) of the Code.

You may fax your loan request to us at 727-299-1620.

The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans made per Contract year.

Contract loans may not be available in all states.

8.	PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense charge, the annual Contract charge and the withdrawal charge. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the withdrawal charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

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Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the ‘‘Similar Sub-Adviser Funds.’’ None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the Contract.

9.	DEATH BENEFIT

We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of the deceased owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Alternate Payment Elections Before the Maturity Date below for details.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

Only one death benefit will be payable under this Contract. Unless an Alternate Payment Election is selected by the beneficiary or the Contract is continued under the terms below, when we receive due proof of death, the Contract will terminate.

Payments on Death

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

Person Who Dies Before Maturity Date	Benefit
If an owner dies BEFORE an annuitant who is not an owner:	Then, we pay the death benefit proceeds to the beneficiaries, if alive. (1)(2)(3)(4)(5)(6) If the sole beneficiary is the surviving spouse, then he or she may continue the Contract as the new owner/annuitant.(4) If the surviving spouse who is the sole beneficiary elects to continue the Contract, then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset based on the age of the surviving spouse.

If the surviving spouse who continued the Contract dies:	Then, we pay the death benefit proceeds to the beneficiaries, if alive, (1)(2)(3)(5)(6) otherwise to the estate of the surviving spouse.

If an owner and an annuitant ARE NOT the same person, and an annuitant dies first:	Then, the contingent annuitant will become the new annuitant and the Contract continues. If no contingent annuitant is named or alive, then we will pay death benefit proceeds to the beneficiary(ies) in a lump sum, and the Contract terminates.

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(1)	If the beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneficiary must receive the death benefit proceeds in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.

(2)	If no beneficiary is alive on the date of death, then the death benefit proceeds are paid to the owner’s estate and the death benefit proceeds must be distributed within 5 years of the owner’s death.

(3)

The Code requires that payment of the death benefit proceeds on the death of the owner be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternative Payment Elections Before the Maturity Date below.

(4)

If the sole beneficiary is the deceased owner’s surviving spouse, the surviving spouse may elect to continue the Contract in force as the new owner and annuitant. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, the phrase “the annuitant’s 80th birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total partial withdrawals following the death report day of the first deceased owner.

(5)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant, or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. We will pay a death benefit if such beneficiary dies during the distribution period. The Contract will terminate at the end of the distribution period.

(6)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.

Different rules apply if an owner or a beneficiary is not a natural person. See the SAI, your Contract or your agent for more information.

Please note: A joint owner (even if the joint owner is the spouse of the owner) is not entitled to receive the death benefit under this Contract; a joint owner may not continue the Contract on the death of an owner.

After the Maturity Date. The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase)—Annuity Payment Options Under the Contract for a description of the annuity payment options. Please note that not all payment options provide for a death benefit.

Amount of Death Benefit Before the Maturity Date

Death benefit provisions may differ from state to state. The death benefit may be paid (i) as a lump sum, (ii) as substantially equal payments while the Contract continues in the accumulation period for a specified number of years, or (iii) as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

On the earlier of the death of any owner, or the death of the annuitant (if no contingent annuitant is named), before the maturity date and before the fifth Contract anniversary, and if the death benefit proceeds are payable, the death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or

•	the total purchase payments you make to the Contract, less partial withdrawals and partial annuitization amounts withdrawn from the Contract.

On the death of any owner who is not the annuitant before the maturity date and on or after the fifth Contract anniversary, and if the death benefit proceeds are payable, the death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day;

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•	the total purchase payments you make to the Contract, less partial withdrawals and partial annuitization amounts withdrawn from the Contract; or

•	the annuity value as of the fifth Contract anniversary, less partial withdrawals and partial annuitization amounts withdrawn from the Contract after the fifth Contract year.

On the death of the annuitant who is not the owner (if no contingent annuitant is named) or the owner who is the annuitant, before the maturity date and on or after the fifth Contract anniversary, and if the death benefit proceeds are payable, the death benefit proceeds will be the greatest of:

•	the death benefits described above; or

•	the highest annuity value as of any Contract anniversary occurring between (a) the later of May 1, 2000 and the fifth Contract anniversary and (b) the earlier of:

•	the annuitant’s date of death; or

•	the Contract anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

The highest annuity value will be increased by purchase payments made and decreased by adjusted partial withdrawals (including any partial annuitizations) taken since the Contract anniversary date with the highest annuity value. The adjusted partial withdrawal is equal to (a) times (b) where:

(a)	is the ratio of the death benefit to the annuity value, calculated on the date the partial withdrawal is processed, but prior to the processing; and

(b)	is the amount of the partial withdrawal.

The death benefit proceeds are reduced by any outstanding Contract loans and premium taxes due.

The death benefit proceeds are not payable after the maturity date.

Guaranteed Minimum Death Benefit Features

Additional Benefits with Spousal Continuation. If an owner dies before the maturity date, and if the sole beneficiary is the surviving spouse of the deceased owner, then the surviving spouse may elect to keep the Contract in force as sole owner and annuitant. We will increase the annuity value of the Contract as of the death report day to equal the death benefit proceeds as of the death report day to equal the death benefit proceeds as of the death report day. If such surviving spouse elects continuation, we will adjust the annuity value as of the death report day to equal the death benefit proceeds on the death report day, and we also will revise the way we calculate the death benefit so that it is based on the age of such surviving spouse.

Additional Death Benefit on Beneficiary’s Death. If an owner dies before the maturity date and before the death of an annuitant who is not an owner, and if the deceased owner’s spouse who is named as the sole beneficiary does not elect to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate the death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.	within 5 years of the date of an owner’s death;

2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

3.	over a specified number of years, not to exceed the beneficiary's life expectancy, with payments beginning within one year of an owner’s death.

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To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the annuitant’s 80th birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total partial withdrawals following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the annuitant who is not the owner dies and no contingent annuitant is named or alive. In such cases, the death benefit proceeds are payable in a lump sum to the beneficiary(ies) and the Contract terminates.

10.	OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our administrative office. An ownership change may be a taxable event.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, an owner will be the annuitant. As of the maturity date, and upon our agreement, an owner may change the annuitant or, if annuity payment Option C has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by an owner. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner's estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

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Assignment

You can also assign the Contract any time before the maturity date. We will not be bound by the assignment until we receive written notice of the assignment at our administrative office. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was initially incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of Western Reserve.

The Separate Account

Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Western Reserve may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old contract, and there will be a new withdrawal charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

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Voting Rights

To the extent required by law, Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Contracts. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Contracts (e.g., commissions payable to selling firms selling the Contracts, as described below.)

Compensation to Broker-Dealers Selling the Contracts. The Contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Contracts. We pay commissions through TCI to the selling firms for their sales of the Contracts.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Contracts, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

The selling firms who have selling agreements with TCI and us are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by FINRA rules of the Financial Industry Regulatory Authority, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the Contract typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are InterSecurities, Inc. (“ISI”) and World Group Securities (“WGS”), both affiliates, who sell Western Reserve products.

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Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Contract.

ISI pays its branch managers a portion of the commissions received from Western Reserve for the sale of the Contracts. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with ISI’s internal compensation programs.

To support its sales of Western Reserve’s variable annuity products, WGS receives an expense allowance of 0.35% of the annual annuity premiums paid on variable annuities sold by WGS. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with WGS’s internal compensation programs.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Contracts by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Contracts. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI.

ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We and our Affiliates Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Contracts or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $2,000 to $15,750 in 2007 for the sales of the Western Reserve’s insurance products.

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During 2007, we had entered into “preferred product” arrangements with ISI, WGS, Berthel Fisher & Co Financial Services, H. Beck Inc., First Founders Securities Inc., Harbour Investments Inc., Coordinated Capital Securities, Inc., Trustmont Financial Group, Inc., Packerland Brokerage Services, Inc. and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid in 2007
H. Beck, Inc.	$10,000
Berthel Fisher	$10,000
Investors Capital Corp.	$15,750
First Founders Securities, Inc.	$2,725
Harbour Investments, Inc.	$6,000
Coordinated Capital Securities, Inc.	$2,000
Trustmont Financial Group, Inc.	$2,000
Packerland Brokerage Services, Inc.	$3,000

No specific charge is assessed directly to Contract owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at: 240-744-3030.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and

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other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the Contract.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms
The Contract - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
Administration
Records and Reports
Distribution of the Contracts
Other Products
Custody of Assets
Legal Matters
Independent Registered Public Accounting Firm
Other Information
Financial Statements

Inquiries and requests for an SAI should be directed to:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

1-800-851-9777

(Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time)

Or write to us at our mailing address:

Western Reserve Life Assurance Co. of Ohio

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

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APPENDIX A

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Asset Allocation – Conservative VP – Initial Class(1) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	13.312 12.315 11.855 10.942 9.014 10.000	$ $ $ $ $ $	13.986 13.312 12.315 11.855 10.942 9.014	2,019,921 1,860,043 1,440,553 1,356,740 1,475,743 1,156,325
Transamerica Asset Allocation – Growth VP – Initial Class(1) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	14.937 13.081 11.801 10.465 8.102 10.000	$ $ $ $ $ $	15.896 14.937 13.081 11.801 10.465 8.102	4,144,462 3,903,180 2,366,009 1,991,217 1,682,369 416,136
Transamerica Asset Allocation – Moderate VP – Initial Class(1) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	13.846 12.576 11.852 10.773 8.736 10.000	$ $ $ $ $ $	14.762 13.846 12.576 11.852 10.773 8.736	6,242,962 6,300,284 4,937,799 4,569,992 3,690,383 1,734,722
Transamerica Asset Allocation- Moderate Growth VP – Initial Class(1) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	14.520 12.915 11.898 10.611 8.449 10.000	$ $ $ $ $ $	15.460 14.520 12.915 11.898 10.611 8.449	8,080,986 7,972,433 6,020,950 4,726,217 3,476,522 1,572,625
Transamerica International Moderate Growth VP – Initial Class(2) Subaccount Inception Date May 1, 2006	2007 2006	$ $	10.343 10.000	$ $	11.103 10.343	378,325 79,458
Transamerica BlackRock Large Cap Value VP – Initial Class(3) Subaccount Inception Date May 1, 1996	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	25.724 22.277 19.455 16.647 12.988 15.330 15.809 13.896 13.035 13.861 11.225	$ $ $ $ $ $ $ $ $ $ $	26.583 25.724 22.277 19.455 16.647 12.988 15.330 15.809 13.896 13.035 13.861	1,176,976 1,476,190 1,383,075 922,235 1,088,071 1,498,188 1,919,591 2,117,122 2,370,920 2,964,277 3,562,149
Transamerica Capital Guardian U.S. Equity VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	13.376 12.301 11.716 10.808 8.017 10.000	$ $ $ $ $ $	13.190 13.376 12.301 11.716 10.808 8.017	704,019 800,817 863,334 783,507 566,973 247,562
Transamerica Capital Guardian Value VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	14.794 12.858 12.088 10.488 7.891 10.000	$ $ $ $ $ $	13.692 14.794 12.858 12.088 10.488 7.891	1,068,137 1,313,282 1,161,257 1,203,886 771,615 366,462

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1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Clarion Global Real Estate Securities VP – Initial Class(3) Subaccount Inception Date May 1, 1998	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $ $	31.892 22.696 20.252 15.435 11.514 11.254 10.262 8.016 8.435 10.00	$ $ $ $ $ $ $ $ $ $	29.384 31.892 22.696 20.252 15.435 11.514 11.254 10.262 8.016 8.435	1,224,342 1,583,289 1,103,259 1,050,221 997,537 893,890 405,046 160,678 50,784 67,648
Transamerica Federated Market Opportunity VP – Initial Class(3) Subaccount Inception Date March 1, 1994	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	31.513 31.052 29.956 27.776 22.173 22.237 19.461 15.256 16.168 15.887 12.905	$ $ $ $ $ $ $ $ $ $ $	30.974 31.513 31.052 29.956 27.776 22.173 22.237 19.461 15.256 16.168 15.887	1,615,698 2,062,568 2,282,556 2,223,985 2,196,629 2,224,886 1,806,293 980,718 741,824 1,020,628 884,769
Transamerica JPMorgan Core Bond VP – Initial Class(3) Subaccount Inception Date February 24, 1989	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	28.271 27.546 27.265 26.413 25.646 23.614 22.124 20.203 21.076 19.522 18.110	$ $ $ $ $ $ $ $ $ $ $	29.859 28.271 27.546 27.265 26.413 25.646 23.614 22.124 20.203 21.076 19.522	1,094,236 1,149,438 1,145,883 1,171,779 1,464,971 2,034,334 2,019,539 1,556,606 1,843,337 2,414,683 2,360,470
Transamerica JPMorgan Enhanced Index VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	13.152 11.549 11.302 10.309 8.095 10.000	$ $ $ $ $ $	13.578 13.152 11.549 11.302 10.309 8.095	203,871 236,628 242,937 278,808 177,572 80,755
Transamerica JPMorgan Mid Cap Value VP – Initial Class(3) Subaccount Inception Date May 3, 1999	2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $	17.771 15.347 14.236 12.581 9.693 11.246 11.855 10.630 10.00	$ $ $ $ $ $ $ $ $	18.048 17.771 15.347 14.236 12.581 9.693 11.246 11.855 10.630	560,359 614,858 603,382 656,682 551,462 498,499 306,017 155,158 75,244
Transamerica Legg Mason Partners All Cap VP – Initial Class(3) Subaccount Inception Date May 3, 1999	2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $	17.377 14.841 14.438 13.396 10.036 13.499 13.389 11.460 10.000	$ $ $ $ $ $ $ $ $	17.339 17.377 14.841 14.438 13.396 10.036 13.499 13.389 11.460	1,111,649 1,191,798 1,162,551 1,443,646 1,750,342 1,985,408 2,519,433 857,047 119,851
Transamerica MFS High Yield VP – Initial Class(3) Subaccount Inception Date May 1, 2003	2007 2006 2005 2004 2003	$ $ $ $ $	12.989 11.854 11.789 10.875 10.000	$ $ $ $ $	13.065 12.989 11.854 11.789 10.875	219,465 402,868 204,330 124,136 82,594

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1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica MFS International Equity VP – Initial Class(3) Subaccount Inception Date January 2, 1997	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	13.656 11.235 10.079 8.926 7.213 9.268 12.258 14.601 11.832 10.617 10.000	$ $ $ $ $ $ $ $ $ $ $	14.721 13.656 11.235 10.079 8.926 7.213 9.268 12.258 14.601 11.832 10.617	1,793,603 1,888,022 1,314,850 978,314 852,134 369,488 417,800 482,175 402,792 573,292 600,633
Transamerica Marsico Growth VP – Initial Class(3) Subaccount Inception Date May 3, 1999	2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $	10.131 9.736 9.078 8.190 6.564 8.979 10.584 11.652 10.000	$ $ $ $ $ $ $ $ $	12.046 10.131 9.736 9.078 8.190 6.564 8.979 10.584 11.652	1,083,709 681,645 697,228 593,949 617,282 813,251 613,382 212,932 113,020
Transamerica Munder Net50 VP – Initial Class(3) Subaccount Inception Date May 3, 1999	2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $	10.149 10.276 9.628 8.452 5.137 8.446 11.467 11.642 10.000	$ $ $ $ $ $ $ $ $	11.731 10.149 10.276 9.628 8.452 5.137 8.446 11.467 11.642	439,474 273,126 328,423 410,322 633,137 382,018 124,079 60,748 36,799
Transamerica PIMCO Total Return VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	11.711 11.379 11.259 10.911 10.531 10.000	$ $ $ $ $ $	12.601 11.711 11.379 11.259 10.911 10.531	1,097,225 954,477 944,033 905,761 1,065,156 1,038,952
Transamerica T. Rowe Price Equity Income VP – Initial Class(3) Subaccount Inception Date May 3, 1999	2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $	12.973 11.042 10.739 9.472 7.560 9.429 9.963 9.183 10.000	$ $ $ $ $ $ $ $ $	13.237 12.973 11.042 10.739 9.472 7.560 9.429 9.963 9.183	1,485,868 1,580,068 1,342,650 1,035,027 883,624 738,954 762,476 379,187 197,282
Transamerica T. Rowe Price Small Cap VP – Initial Class(3) Subaccount Inception Date May 3, 1999	2007 2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $ $	13.416 13.113 12.004 11.014 7.943 11.071 12.416 13.733 10.000	$ $ $ $ $ $ $ $ $	14.522 13.416 13.113 12.004 11.014 7.943 11.071 12.416 13.733	710,152 727,891 970,016 879,194 941,630 792,014 692,897 513,786 284,595
Transamerica Templeton Global – Initial Class(4) Subaccount Inception Date December 3, 1992	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	38.691 32.979 31.072 28.849 23.701 32.442 42.578 52.288 30.943 24.098 20.548	$ $ $ $ $ $ $ $ $ $ $	44.037 38.691 32.979 31.072 28.849 23.701 32.442 42.578 52.288 30.943 24.098	2,752,962 2,711,611 2,552,065 2,855,526 3,400,736 4,524,820 6,380,103 8,269,031 8,766,540 9,639,964 10,843,759

54

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Third Avenue Value VP – Initial Class(3) Subaccount Inception Date January 2, 1998	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $ $	28.849 25.166 21.448 17.402 12.837 14.749 14.067 10.515 9.201 10.000	$ $ $ $ $ $ $ $ $ $	28.833 28.849 25.166 21.448 17.402 12.837 14.749 14.067 10.515 9.201	2,492,466 2,837,628 2,589,779 2,107,636 2,087,199 2,040,765 1,999,811 1,212,914 504,953 643,581
Transamerica Balanced VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	13.353 12.390 11.620 10.585 9.411 10.000	$ $ $ $ $ $	14.982 13.353 12.390 11.620 10.585 9.411	935,844 834,953 299,688 266,344 268,864 434,657
Transamerica Convertible Securities VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	14.176 12.943 12.615 11.287 9.242 10.000	$ $ $ $ $ $	16.609 14.176 12.943 12.615 11.287 9.242	195,032 186,954 155,246 123,627 130,828 54,656
Transamerica Equity VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	15.587 14.517 12.613 11.029 8.510 10.000	$ $ $ $ $ $	17.900 15.587 14.517 12.613 11.029 8.510	18,213,827 19,101,643 3,882,223 3,945,590 1,276,065 979,830
Transamerica Growth Opportunities VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	14.043 13.529 11.786 10.233 7.897 10.000	$ $ $ $ $ $	17.071 14.043 13.529 11.786 10.233 7.897	1,522,935 1,221,279 1,100,745 1,016,326 574,967 47,044
Transamerica Money Market VP – Initial Class(3) Subaccount Inception Date February 24, 1989	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	16.741 16.185 15.929 15.970 16.043 16.013 15.594 14.879 14.369 13.818 13.287	$ $ $ $ $ $ $ $ $ $ $	17.364 16.741 16.185 15.929 15.970 16.043 16.013 15.594 14.879 14.369 13.818	2,075,364 1,728,722 1,589,446 1,294,319 2,528,768 4,470,642 4,888,699 3,862,923 6,518,077 3,395,945 2,860,806
Transamerica Science and Technology VP – Initial Class(3) Subaccount Inception Date May 1, 2000	2007 2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $ $	4.069 4.079 4.046 3.792 2.543 4.162 6.683 10.000	$ $ $ $ $ $ $ $	5.334 4.069 4.079 4.046 3.792 2.543 4.162 6.683	1,086,267 537,200 683,643 916,322 1,198,722 596,896 767,079 372,378
Transamerica Small/Mid Cap Value VP – Initial Class(3) Subaccount Inception Date October 1, 2004	2007 2006 2005 2004	$ $ $ $	14.367 12.322 10.987 10.000	$ $ $ $	17.699 14.367 12.322 10.987	890,370 872,822 701,255 36,781
Transamerica U.S. Government Securities VP – Initial Class(3) Subaccount Inception Date May 1, 2002	2007 2006 2005 2004 2003 2002	$ $ $ $ $ $	11.150 10.932 10.828 10.615 10.440 10.000	$ $ $ $ $ $	11.678 11.150 10.932 10.828 10.615 10.440	161,251 128,289 112,860 133,261 170,819 172,039

55

		1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Transamerica Value Balanced VP – Initial Class(3) Subaccount Inception Date January 3, 1995	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	23.684 20.804 19.762 18.198 15.335 18.019 17.808 15.385 16.509 15.432 13.403	$ $ $ $ $ $ $ $ $ $ $	24.961 23.684 20.804 19.762 18.198 15.335 18.019 17.808 15.385 16.509 15.432	3,652,448 4,047,553 4,018,798 4,319,643 1,940,369 2,537,655 2,509,372 2,769,795 3,845,498 5,174,480 5,049,374
Transamerica Van Kampen Mid-Cap Growth VP – Initial Class(3) Subaccount Inception Date March 1, 1993	2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $ $	37.163 34.237 32.234 30.464 24.070 36.411 55.219 63.478 31.329 23.099 19.258	$ $ $ $ $ $ $ $ $ $ $	44.972 37.163 34.237 32.234 30.464 24.070 36.411 55.219 63.478 31.329 23.099	2,113,773 1,964,347 1,853,109 2,059,041 2,556,785 3,300,163 4,479,229 5,867,693 6,153,697 6,442,520 7,179,790
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2007		$10.00		$11.695	57,062
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2007		$10.00		$11.129	79,100
ProFund VP Bull Subaccount Inception Date June 12, 2006	2007 2006	$ $	11.430 10.000	$ $	11.689 11.430	37,883 327,086
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2007		$10.00		$9.159	279
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2007		$10.00		$11.480	30,155
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2007		$10.00		$10.298	137,992
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2007		$10.00		$10.585	11,317
ProFund VP Financials Subaccount Inception Date September 6, 2007	2007		$10.00		$8.645	4,680
ProFund VP International Subaccount Inception Date September 6, 2007	2007		$10.00		$10.108	12,443
ProFund VP Japan Subaccount Inception Date September 6, 2007	2007		$10.00		$9.131	1,358
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2007		$10.00		$9.759	1,582
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2007 2006	$ $	10.152 10.000	$ $	10.404 10.152	1,112,324 2,122
ProFund VP NASDAQ-100(5) Subaccount Inception Date June 12, 2006	2007 2006	$ $	11.410 10.000	$ $	13.254 11.410	21,417 88,398
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2007		$10.00		$10.916	31,214
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2007		$10.00		$10.001	4,350
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2007		$10.00		$11.785	46,547
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2007		$10.00		$8.246	0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2007		$10.00		$9.836	0
ProFund VP Short NASDAQ-100(6) Subaccount Inception Date September 6, 2007	2007		$10.00		$9.736	2,649
ProFund VP Short Small Cap Subaccount Inception Date June 12, 2006	2007 2006	$ $	8.793 10.000	$ $	9.077 8.793	52,456 7,040

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		1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2007 2006	$ $	11.224 10.000	$ $	10.839 11.224	34,662 164,404
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2007		$10.00		$9.166	280
ProFund VP Telecommunication Subaccount Inception Date September 6, 2007	2007		$10.00		$9.545	1,524
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2007		$10.00		$8.870	11
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2007		$10.00		$10.824	44,438
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2007		$10.00		$10.750	232,985
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2007		$10.00		$10.312	0
Fidelity – VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2007 2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $ $	13.188 11.983 10.402 9.147 7.224 8.093 9.362 10.000	$ $ $ $ $ $ $ $	15.278 13.188 11.983 10.402 9.147 7.224 8.093 9.362	1,034,932 894,769 1,104,027 576,460 432,224 598,832 294,783 108,418
Fidelity – VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2007 2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $ $	14.627 12.350 11.845 10.783 8.397 10.263 10.965 10.000	$ $ $ $ $ $ $ $	14.630 14.627 12.350 11.845 10.783 8.397 10.263 10.965	531,469 539,070 456,395 814,097 947,722 802,472 675,908 84,115
Fidelity – VIP Growth Opportunities Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2007 2006 2005 2004 2003 2002 2001 2000	$ $ $ $ $ $ $ $	8.339 8.032 7.484 7.089 5.547 7.202 8.544 10.000	$ $ $ $ $ $ $ $	10.122 8.339 8.032 7.484 7.089 5.547 7.202 8.544	357,882 88,725 92,068 77,995 96,533 133,384 167,449 86,943

(1)	Transamerica was added to the beginning of the fund name; and Portfolio was replaced with VP at the end of the fund name.

(2)	Transamerica was added to the beginning of the fund name; and Fund was replaced with VP at the end of the fund name.

(3)	Unless previously part of the name; Transamerica was added to the beginning of the fund name; and VP was added to the end of the fund name.

(4)	Formerly known as Templeton Transamerica Global.

(5)	Formerly known as ProFund VP OTC

(6)	Formerly known as ProFund VP Short OTC

The Transamerica Index 50 VP and Transamerica Index 75 VP had not commenced operations as of December 31, 2007 therefore, comparable data is not available.

57

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM VARIABLE ANNUITY

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Variable Annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2008 by calling 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time), by writing to Western Reserve Life, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by visiting our website at www.westernreserve.com. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the funds.

Dated: May 1, 2008

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Our administrative office phone number is 1-800-851-9777.

age	The issue age, which is annuitant’s age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person on whose life any annuity payments will be based.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

contingent annuitant	The person named by the owner to become the new annuitant upon the death of the current annuitant during the accumulation period, if the owner is still alive.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative office. We measure Monthiversaries, Contract years, Contract months, and Contract anniversaries from the Contract date.

death benefit proceeds	The death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract on the earlier of: (1) the death of any owner, or (2) the death of the annuitant, if no contingent annuitant is named.

death report day	The valuation date on which we have received both: (a) proof of the earlier of: (1) the death of any owner, or (2) the death of the annuitant, if no contingent annuitant is named, and (b) a beneficiary’s election regarding payment. If the spouse of the deceased owner elects to continue the Contract (if sole beneficiary), there are two death report days (one relating to the death of the first to die and the second relating to the death of the spouse who continues the Contract). If there is no spousal continuation of the Contract, then there is only one death report day for the Contract. If there are multiple beneficiaries, the death report day is the earliest date on which we receive both proof of death and any beneficiary’s completed election form.

fixed account	An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

in force	Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 90th birthday.

Monthiversary	The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

1

owner (you, your)	The person(s) entitled to exercise all rights and privileges under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. If two owners are named, the Contract is owned jointly and the consent of each owner is required to exercise ownership rights under the Contract. Please note: A joint owner receives no benefits under this Contract. A joint owner (even if the joint owner is the spouse of the owner) is not entitled to receive the death benefit under this Contract; a joint owner may not continue the Contract on the death of an owner.

portfolio	A separate investment portfolio of a fund.

purchase payments/premium	Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “purchase payment” or “premium” in this SAI, it has the same meaning as “net payment” in the Contract, which means the purchase payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period.

surrender	The termination of a Contract at the option of an owner.

valuation date/ business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our)	Western Reserve Life Assurance Co. of Ohio.

2

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

THE CONTRACT—GENERAL PROVISIONS

Owner

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A beneficiary may be named in the Contract application or in a written notice to our administrative office. The beneficiary will receive the death benefit upon the owner’s or annuitant’s death. If no beneficiary survives the decedent, the owner’s estate will receive the death benefit.

An owner may change the ownership of the Contract in a written notice to our administrative office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date Western Reserve accepts the written notice at our administrative office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership.

Entire Contract

The Contract and any endorsements or riders thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment Western Reserve makes due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is eliminated, Western Reserve will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Western Reserve may, at its discretion, close a subaccount to new investment (either transfers or premium payments). Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation be invested in the subaccount that invests in the Transamerica Money Market VP Fund (or in a similar portfolio of

3

money market instruments). If a portfolio of money market instruments is unavailable, Western Reserve will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve’s domicile, or deemed approved in accordance with such law or regulation.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under payment Option B, with 120 payments guaranteed.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Death Benefit

Death of Owner. Federal tax law requires that if any owner dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences of this SAI for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner dies before the annuitant and before the maturity date:

•	if no beneficiary is named and alive, the owner’s estate will become the new owner. The death benefit proceeds must be distributed within five years of the former owner’s death;

•	if the sole beneficiary is alive and is the owner’s spouse at the time of the deceased owner’s death, the spouse may elect to continue the Contract as the new owner; or

•	if the beneficiary is alive and the owner’s spouse has not elected to continue the Contract, the death benefit proceeds must be distributed either:

•	within five years of the former owner’s death; or

•	over the lifetime of the beneficiary, if a natural person, with payments beginning within one year of the former owner’s death; or

•

over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the beneficiary, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Death of Annuitant. If the annuitant who is not an owner dies during the accumulation period and no contingent annuitant is named, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution. We will terminate the Contract upon receipt of due proof of death.

If the annuitant was an owner, and the sole beneficiary was not the deceased annuitant’s spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the

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annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse will continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences.) We will increase the annuity value as of the death report day to equal the amount of the death benefit proceeds as of the death report day.

If a beneficiary elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow partial withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

If no new beneficiary or contingent beneficiary is named, any death benefit proceeds will be paid to the beneficiary’s estate immediately.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The Contract will not share in Western Reserve’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each purchase payment to the Contract due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the withdrawal charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

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CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. § 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the funds and their portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for Western Reserve’s qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner’s date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner’s death and will be made for the life of the “designated beneficiary” or for a period not extending beyond the life expectancy of the “designated beneficiary”. However, if such owner’s death occurs prior to the maturity date, and such owner’s surviving spouse is the “designated beneficiary”, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. Non-qualified Contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are withdrawn or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser.

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Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner’s tax status. For qualified Contracts, “eligible rollover distributions” from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities and governmental section 457 deferred compensation plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is a distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, certain after-tax contributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if the owner chooses a “direct rollover” from the plan to another tax-qualified plan, 403(b) plan, governmental section 457 plan or IRA.

Qualified Contracts. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA) distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity (“IRA”) under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total purchase payments for any tax year on behalf of any individual may not exceed $5,000 for 2008 ($6,000 if age 50 or older), except in the case of a rollover amount or contribution under section 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form and manner; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; (vii) the entire interest of the owner is non-forfeitable; and (viii) premiums must not be fixed. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. No regular contributions may be made. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1 /2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $116,000 for single filers, $169,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $5,000 for 2008 ($6,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which

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the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severence from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension, Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations.

Taxation of Western Reserve

Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or

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less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by WRL to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B -C) - E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
	Assume	A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
	Assume	D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.25% on an annual basis; on a daily basis, this equals .000034035.

Then, the net investment factor =	($11.57 + 0 - 0) - .000034035 = Z = 1.014878246
($11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $X

B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value And Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the mortality and expense risk charge that will equal an annual rate of 1.25%) exceeds the assumed interest rate of 5% annually. Conversely, annuity

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unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment return adjustment factor for the valuation period.

The investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk charge and the administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of the portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where:

	A =	Annuity unit value for the immediately preceding valuation period.

Assume = $X

	B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

	C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.

Assume = Z

Then, the annuity unit value is: $XYZ = $Q

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Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	AB
$1,000

Where:

A =	The annuity value as of the maturity date.

Assume = $ X

B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.

Assume = $Y

Then, the first monthly variable annuity payment =	$XY	= $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.

Assume = $ X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of annuity units =	$X	= Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield—The yield quotation set forth in the prospectus for the Transamerica Money Market VP subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the Transamerica Money Market VP subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield—The effective yield quotation for the Transamerica Money Market VP subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Transamerica Money Market VP subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1}365/7)—1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge—For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual Contract charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the withdrawal charge that may be assessed at the time of withdrawal in an amount ranging up to 5% of the requested withdrawal amount. Nor do the yield and effective yield calculations take into account the surrender charges imposed

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under the Contract or the charges for any optional riders. The specific withdrawal charge percentage applicable to a particular withdrawal depends on the length of time purchase payments have been held under the Contract and whether withdrawals have been made previously during that Contract year. (See Section 5. Expenses — Withdrawal Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Transamerica Money Market VP subaccount and the fund are excluded from the calculation of yield.

The yield on amounts held in the Transamerica Money Market VP subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Transamerica Money Market VP subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of Transamerica Money Market VP, the types and quality of portfolio securities held by Transamerica Money Market VP and its operating expenses. Because of the charges and deductions imposed under a Contract, the yield for the Transamerica Money Market VP Subaccount will be lower than the yield for the corresponding money market portfolio.

Other Subaccount Yields

The yield quotations for all of the subaccounts, except the Transamerica Money Market VP subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

YIELD = 2[ (	a –b	+ 1)[6] -1]
cd

Where:

a	=	net investment income earned during the period by the corresponding portfolio of the fund attributable to shares owned by the subaccount.

b	=	expenses accrued for the period (net of reimbursement).

c	=	the average daily number of units outstanding during the period.

d	=	the maximum offering price per unit on the last day of the period.

For purposes of the yield quotations for all of the subaccounts, except the Transamerica Money Market VP subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period, including the annual Contract charge. The calculations do not take into account any premium taxes or any transfer or withdrawal charges. Nor do the yield calculations take into account the surrender charges imposed under the Contract or the charges for any optional riders.

Premium taxes currently range from 0% to 3.5% of purchase payments depending upon the jurisdiction in which the Contract is delivered. A withdrawal charge may be assessed at the time of withdrawal in an amount ranging up to 5% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time purchase payments were held under the Contract, and whether withdrawals had been made previously during that Contract year. (See Section 5. Expenses—Withdrawal Charge of the prospectus.)

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses. Because of the charges and deductions imposed under a Contract, the yield for all subaccounts (including the Transamerica Money Market VP Subaccount) will be lower than the yield for the corresponding underlying portfolio.

Total Returns

The total return quotations set forth in the prospectus for all of the subaccounts, except the Transamerica Money Market VP subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods, (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

12

P(1 + T)n = ERV

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the Transamerica Money Market VP subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge and the annual Contract charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the withdrawal charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or withdrawal charges that may be applicable to a particular Contract.

Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the withdrawal charge under the Contract and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:

T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge and the annual Contract charge. Such data may or may not assume a complete surrender of the Contract at the end of the period.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

13

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Western Reserve. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: purchase payments, transfers, partial withdrawals, and a complete surrender, and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS

We currently offer the Contracts on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

TCI serves as principal underwriter for the Contracts. TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Contracts are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

During fiscal years 2007, 2006, and 2005, before TCI replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the Contracts, the amounts paid to AFSG in connection with all Contracts sold through the separate account were $297,458, $869,131, and $922,383 respectively and $492,218 to TCI in 2007. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI (and provided paid-in capital to AFSG) and pay for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

14

CUSTODY OF ASSETS

The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. Western Reserve maintains records of all purchases and redemptions of shares of the funds. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided legal advice to WRL relating to certain matters under the federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve’s financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for Western Reserve at of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

15

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio

Years Ended December 31, 2007, 2006 and 2005

Western Reserve Life Assurance Co. of Ohio

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2007, 2006 and 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

2

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Bonds	$696,849	$623,828
Preferred stocks	4,673	4,796
Common stocks of affiliated entities (cost: 2007 - $20,659 and 2006 - $19,901)	24,397	23,000
Mortgage loans on real estate	24,493	25,548
Home office properties	38,574	39,428
Cash, cash equivalents and short-term investments	45,633	112,307
Policy loans	410,844	344,781
Other invested assets	10,358	11,993

Total cash and invested assets	1,255,821	1,185,681
Net deferred income tax asset	30,879	30,527
Premiums deferred and uncollected	4,970	5,027
Reinsurance receivable	8,579	3,235
Receivable from parent, subsidiaries and affiliates	16,005	31,579
Investment income due and accrued	7,722	6,941
Cash surrender value of life insurance policies	63,948	61,729
Other admitted assets	7,386	7,665
Separate account assets	10,373,595	10,196,130

Total admitted assets	$11,768,905	$11,528,514

3

	December 31
	2007	2006
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,055,742	$986,405
Annuity	596,029	636,572
Life policy and contract claim reserves	15,373	12,884
Liability for deposit-type contracts	16,119	16,456
Other policyholders’ funds	50	50
Remittances and items not allocated	9,202	10,526
Borrowed funds	—	18,885
Federal and foreign income taxes payable	973	9,508
Transfers to separate account due or accrued	(888,410)	(931,425)
Asset valuation reserve	7,096	5,858
Funds held under coinsurance and other reinsurance treaties	16,541	16,095
Payable to affiliates	37,892	41,262
Amounts incurred under modified coinsurance agreements	3,607	4,351
Payable for securities	—	865
Unearned investment income	10,472	9,589
Other liabilities	25,921	27,405
Separate account liabilities	10,373,595	10,196,130

Total liabilities	11,280,202	11,061,416
Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,259	151,781
Unassigned surplus	334,944	312,817

Total capital and surplus	488,703	467,098

Total liabilities and capital and surplus	$11,768,905	$11,528,514

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$583,890	$582,936	$578,361
Annuity	429,894	584,189	568,168
Net investment income	68,832	64,109	86,812
Amortization of interest maintenance reserve	(510)	(437)	45
Commissions and expense allowances on reinsurance ceded	11,826	9,385	3,383
Reserve adjustments on reinsurance ceded	10,216	8,451	(1,018)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	137,410	128,081	114,078
Income earned on company owned life insurance	2,323	2,257	2,267
Income from administrative service agreement with affiliate	38,629	36,528	—
Other income	6,130	5,320	7,615

	1,288,640	1,420,819	1,359,711
Benefits and expenses:
Benefits paid or provided for:
Life	74,138	65,610	80,266
Surrender benefits	1,206,556	1,047,578	963,670
Annuity benefits	49,912	47,275	40,836
Other benefits	1,564	2,587	2,586
Increase (decrease) in aggregate reserves for policies and contracts:
Life	69,337	34,451	511,178
Annuity	(40,543)	(56,276)	(78,445)

	1,360,964	1,141,225	1,520,091
Insurance expenses:
Commissions	174,497	167,682	156,876
General insurance expenses	111,553	101,204	92,552
Taxes, licenses and fees	20,455	16,459	15,204
Net transfers from separate accounts	(576,044)	(186,676)	(571,654)
Other expenses	947	1,274	1,527

	(268,592)	99,943	(305,495)

Total benefits and expenses	1,092,372	1,241,168	1,214,596

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	196,268	179,651	145,115
Dividends to policyholders	27	29	30

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	196,241	179,622	145,085
Federal income tax expense	61,963	67,978	39,955

Income from operations before net realized capital gains (losses) on investments	134,278	111,644	105,130
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(2,623)	345	(584)

Net income	$131,655	$111,989	$104,546

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2005	$2,500	$151,019	$124,402	$277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	2,500	152,185	236,764	391,449
Net income	—	—	111,989	111,989
Change in net unrealized capital gains and losses	—	—	(43,656)	(43,656)
Change in non-admitted assets	—	—	(42,577)	(42,577)
Change in asset valuation reserve	—	—	7,027	7,027
Change in liability for reinsurance in unauthorized companies	—	—	259	259
Change in surplus in separate accounts	—	—	(141)	(141)
Change in net deferred income tax asset	—	—	24,874	24,874
Dividend to stockholder	—	—	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	—	—	1	1
Surplus effect of reinsurance transaction	—	—	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(404)	—	(404)
Correction of prior year error	—	—	21,246	21,246

Balance at December 31, 2006	2,500	151,781	312,817	467,098

6

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2006	$2,500	$151,781	$312,817	$467,098
Net income	—	—	131,655	131,655
Change in net unrealized capital gains and losses	—	—	638	638
Change in non-admitted assets	—	—	(6,561)	(6,561)
Change in asset valuation reserve	—	—	(1,238)	(1,238)
Change in net deferred income tax asset	—	—	8,842	8,842
Dividend to stockholder	—	—	(110,000)	(110,000)
Surplus effect of reinsurance transaction	—	—	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(522)	—	(522)

Balance at December 31, 2007	$2,500	$151,259	$334,944	$488,703

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premiums collected, net of reinsurance	$1,014,138	$1,167,315	$1,144,956
Net investment income received	73,854	71,408	92,755
Miscellaneous income received	204,010	187,060	118,762
Benefit and loss related payments	(1,333,939)	(1,165,987)	(1,093,337)
Commissions, expenses paid and aggregate write-ins for deductions	(311,221)	(282,359)	(271,622)
Net transfers to separate accounts and protected cell accounts	619,060	191,125	88,327
Dividends paid to policyholders	(27)	(29)	(30)
Federal and foreign income taxes paid	(69,082)	(60,364)	(53,662)

Net cash provided by operating activities	196,793	108,169	26,149
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	393,160	513,300	758,904
Preferred stocks	—	3,020	—
Common stocks	—	8,144	—
Mortgage loans on real estate	1,058	988	5,085
Other invested assets	—	—	3,750
Miscellaneous proceeds	7	962	245

Total investment proceeds	394,225	526,414	767,984
Cost of investments acquired:
Bonds	(467,479)	(465,786)	(778,751)
Preferred stocks	—	(2,488)	—
Common stocks	(758)	(4,126)	—
Mortgage loans on real estate	—	(8,501)	(6,208)
Real estate	(36)	(39)	(153)
Other invested assets	(1,335)	(484)	(1,007)
Miscellaneous applications	(4,506)	—	(31,061)

Total cost of investments acquired	(474,114)	(481,424)	(817,180)
Net increase in policy loans	(66,063)	(44,319)	(20,804)

Net cost of investments acquired	(540,177)	(525,743)	(837,984)

Net cash provided by (used in) investing activities	(145,952)	671	(70,000)

8

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received (returned)	$(18,791)	$12,384	$6,407
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(835)	(5,334)	5,284
Dividends to stockholder	(110,000)	(2,000)	—
Other cash provided (applied)	12,111	(31,789)	38,787

Net cash provided by (used in) financing and miscellaneous activities	(117,515)	(26,739)	50,478

Net increase (decrease) in cash, cash equivalents and short-term investments	(66,674)	82,101	6,627
Cash, cash equivalents and short-term investments:
Beginning of year	112,307	30,206	23,579

End of year	$45,633	$112,307	$30,206

Noncash proceeds:
Hybrid schedule reclass	$—	$4,308	$—

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

10

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

11

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Non-admitted Assets: Certain assets designated as “non-admitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

12

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

13

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $4,308 as of December 31, 2006, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2007 or 2005.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

14

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2007, 2006 and 2005 net realized capital (losses) gains of $(177), $(2,235) and $(2,416), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(510), $(437) and $45, for the years ended December 31, 2007, 2006 and 2005, respectively.

15

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $13, $20 and $28 has been excluded for the years ended December 31, 2007, 2006 and 2005, respectively, with respect to such practices.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $18,544, and a market value of $18,767, were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements as of December 31, 2007.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

16

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

17

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $910,067, $1,092,584 and $1,095,820, in 2007, 2006 and 2005, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $137,410, $128,081 and $114,078, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

18

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(832), $(538) and $719 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $310, $134 and $447 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

Beginning in 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

19

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes and Corrections of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.

During the preparation of the 2006 financial statements, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses in 2006. There is no income or surplus effect in the current or any prior period as a result of this correction.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices provided by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

20

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

21

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$45,633	$45,633	$112,307	$112,307
Bonds	696,849	694,605	623,828	619,432
Preferred stock	4,673	4,646	4,796	4,844
Mortgage loans on real estate	24,493	24,249	25,548	25,556
Policy loans	410,844	410,844	344,781	344,781
Separate account assets	10,373,595	10,373,595	10,196,130	10,196,130
Liabilities
Investment contract liabilities	607,967	606,177	652,763	652,027
Borrowed funds	—	—	18,885	18,885
Payable for securities	—	—	865	865
Separate account annuity liabilities	6,137,949	6,137,949	6,287,948	6,287,948

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$152,325	$5,531	$—	$1	$157,855
State, municipal and other government	4,494	115	—	58	4,551
Public utilities	14,942	345	32	—	15,255
Industrial and miscellaneous	193,686	2,292	1,185	1,396	193,397
Mortgage and other asset-backed securities	331,402	1,787	3,673	5,969	323,547

	696,849	10,070	4,890	7,424	694,605
Unaffiliated preferred stock	4,673	60	76	11	4,646

Total	$701,522	$10,130	$4,966	$7,435	$699,251

22

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$60,003	$6	$1,763	$68	$58,178
State, municipal and other government	6,851	240	1	—	7,090
Public utilities	23,975	397	102	—	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981

	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	—	4,844

Total	$628,624	$4,630	$8,203	$775	$624,276

At December 31, 2007 and 2006, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 57 and 81 securities with a carrying amount of $181,439 and $312,735 and an unrealized loss of $4,966 and $8,203, with an average price of 97.3 and 98.3 (NAIC fair value/amortized cost). Of this portfolio, 97.43% and 98.92% were investment grade with associated unrealized losses of $4,645 and $7,999, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 59 and 54 securities with a carrying amount of $181,236 and $132,359 and an unrealized loss of $7,435 and $775 with an average price of 95.9 and 99.9 (NAIC fair value/amortized cost). Of this portfolio, 93.47% and 87.39% were investment grade with associated unrealized losses of $7,145 and $588, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

23

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.

The actual cost, carrying value and fair value of the Company’s sub-prime mortgage- backed ABS holdings at December 31, 2007 are $75,364, $75,328 and $68,859, respectively.

The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$—	$823	$823
State, municipal and other government	—	1,851	1,851
Public utilities	4,963	—	4,963
Industrial and miscellaneous	61,784	48,785	110,569
Mortgage and other asset-backed securities	106,518	121,865	228,383

	173,265	173,324	346,589
Preferred stock	3,207	477	3,684

	$176,472	$173,801	$350,273

24

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$53,336	$3,382	$56,718
State, municipal and other government	345	—	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087

	301,208	131,584	432,792
Preferred stock	3,324	—	3,324

	$304,532	$131,584	$436,116

The carrying amount and fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$24,050	$24,063
Due one through five years	142,162	141,987
Due five through ten years	39,191	39,448
Due after ten years	160,044	165,560

	365,447	371,058
Mortgage and other asset-backed securities	331,402	323,547

	$696,849	$694,605

25

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Income:
Bonds	$32,953	$32,693	$30,014
Preferred stocks	264	421	—
Common stock of affiliated entities	6,160	10,010	35,871
Mortgage loans on real estate	1,501	1,183	2,013
Real estate- home office properties	7,243	7,400	7,316
Policy loans	22,127	18,870	17,266
Cash, cash equivalents and short-term investments	9,852	4,722	2,090
Other	(2,503)	(2,443)	451

Gross investment income	77,597	72,856	95,021

Investment expenses	(8,765)	(8,747)	(8,209)

Net investment income	$68,832	$64,109	$86,812

Investment expenses include expenses for the occupancy of company-owned property of $3,759, $3,668 and $3,649 during 2007, 2006 and 2005, respectively, as well as depreciation expense on these properties of $890, $887 and $880, respectively.

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$393,160	$521,904	$758,904

Gross realized gains	$2,154	$1,685	$1,555
Gross realized losses	(2,426)	(4,689)	(5,273)

Net realized losses	$(272)	$(3,004)	$(3,718)

At December 31, 2007, bonds with an aggregate carrying value of $3,795 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

26

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005
Debt securities	$(272)	$(3,004)	$(3,718)
Common stock	—	(20)	—
Cash equivalents	(1,230)	—	—
Derivatives	(2,240)	(858)	(78)
Other invested assets	(164)	952	26

	(3,906)	(2,930)	(3,770)
Tax benefit	1,106	1,040	770
Transfer to interest maintenance reserve	177	2,235	2,416

Net realized capital gains (losses) on investments	$(2,623)	$345	$(584)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005
Common stocks	$638	$(43,656)	$18,801
Other invested assets	—	—	(1,390)

Change in unrealized capital gains and losses	$638	$(43,656)	$17,411

The Company did not recognize any impairment write-downs for its investments in limited partnerships during the years ended December 31, 2007, 2006 or 2005.

Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

	Unrealized
	December 31
	2007	2006
Unrealized gains	$6,212	$5,574
Unrealized losses	(2,475)	(2,475)

Net unrealized gains	$3,737	$3,099

27

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2007, the Company did not issue any mortgage loans. During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement.

During 2007, 2006 and 2005, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2007, 2006 and 2005, the Company held a mortgage loan loss reserve in the asset valuation reserve of $233, $243 and $171, respectively.

At December 31, 2007, the Company had three Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from nine to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2012 are $2,053. There were no impairment losses, write-downs or reclassifications during 2007 related to these credits.

At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.

The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

28

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company did not recognize any unrealized gains or losses during 2007 or 2006 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$1,084,449	$1,229,963	$1,200,679
Reinsurance assumed – affiliated	3,853	2,382	791
Reinsurance ceded - affiliated	(48,572)	(43,611)	(36,972)
Reinsurance ceded – non-affiliated	(25,946)	(21,609)	(17,969)

Net premiums earned	$1,013,784	$1,167,125	$1,146,529

The Company received reinsurance recoveries in the amount of $37,977, $34,248 and $42,537 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $14,863 and $13,933, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $112,489 and $84,897, respectively. As of December 31, 2007 and 2006, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $75,935 and $62,002, respectively.

The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $4,740.

29

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2007, 2006 and 2005, the amount charged directly to unassigned surplus was $ 1,185. At December 31, 2007, the Company holds collateral in the form of letters of credit of $61,000 from the assuming company.

During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For each of the years ended December 31, 2007 and 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis. The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block. Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.

Letters of credit held for all unauthorized reinsurers as of December 31, 2007 and 2006 was $79,000 and $67,200, respectively.

30

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2007	2006
Deferred tax assets:
Non-admitted assets	$6,650	$7,214
Tax-basis deferred acquisition costs	93,168	93,272
Reserves	135,841	138,064
Other	13,151	11,518

Total deferred income tax assets	248,810	250,068
Non-admitted deferred tax assets	165,305	156,815

Admitted deferred tax assets	83,505	93,253
Deferred tax liabilities:
§807(f) adjustment – liabilities	52,151	62,039
Other	475	687

Total deferred income tax liabilities	52,626	62,726

Net admitted deferred tax asset	$30,879	$30,527

The change in net deferred income tax assets is as follows:

	December 31
	2007	2006	Change
Total deferred tax assets	$248,810	$250,068	$(1,258)
Total deferred tax liabilities	52,626	62,726	(10,100)

Net deferred tax asset	$196,184	$187,342	$8,842

	December 31
	2006	2005	Change
Total deferred tax assets	$250,068	$236,815	$13,253
Total deferred tax liabilities	62,726	74,347	11,621

Net deferred tax asset	$187,342	$162,468	$24,874

Non-admitted deferred tax assets increased $8,490, $22,220 and $27,476 for 2007, 2006 and 2005, respectively.

31

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$67,317	$61,842	$49,460
Deferred acquisition costs – tax basis	(314)	327	981
Amortization of IMR	179	153	(16)
Depreciation	(56)	(178)	(178)
Dividends received deduction	(8,946)	(11,099)	(25,155)
Low income housing credits	(3,198)	(3,167)	(3,157)
Reinsurance transactions	(423)	(339)	(415)
Reserves	6,380	17,750	17,967
Other	(82)	1,649	(302)

Federal income tax expense on operations and capital gains (losses) on investments	60,857	66,938	39,185
Less tax (benefit) on capital gains (losses)	(1,106)	(1,040)	(770)

Total federal income tax expense	$61,963	$67,978	$39,955

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$60,857	$66,938	$39,185
Change in net deferred income taxes	(8,842)	(24,874)	(22,511)

Total statutory income taxes	$52,015	$42,064	$16,674

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent, Transamerica Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2006, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

The consolidated tax group, in which the Company is included, incurred income taxes during 2007, 2006 and 2005 of $40,084, $0 and $286,973, respectively, which will be available for recoupment in the event of future net losses.

32

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$20,695	0%	$21,059	0%
At book value less current surrender charge of 5% or more	81,307	1%	97,945	1%
At fair value	6,164,883	91%	6,322,414	91%

Total with adjustment or at market value	6,266,885	92%	6,441,418	92%
At book value without adjustment (minimal or no charge or adjustment)	431,030	6%	462,789	7%
Not subject to discretionary withdrawal	92,330	2%	78,598	1%

Total annuity reserves and deposit fund liabilities - before reinsurance	6,790,245	100%	6,982,805	100%

Less reinsurance ceded	35,260		33,153

Net annuity reserves and deposit fund liabilities	$6,754,985		$6,949,652

33

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$—	$—	$909,554	$909,554

Reserves at December 31, 2007 for accounts with assets at fair value	$—	$—	$—	$9,485,165	$9,485,165

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	6,062,603	6,062,603
At fair value	—	—	—	3,422,562	3,422,562
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,485,165	9,485,165
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2007	$—	$—	$—	$9,485,165	$9,485,165

34

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$—	$—	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$—	$—	$—	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,264,404	9,264,404
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2006	$—	$—	$—	$9,264,404	$9,264,404

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$910,067	$1,092,584	$1,095,820
Transfers from Separate Accounts	1,484,712	1,758,650	1,671,242

Net transfers to (from) Separate Accounts	(574,645)	(666,066)	(575,422)
Reconciling adjustments:
Other	(1,399)	215	3,768

Transfers as reported in the Summary of Operations of the Company	$(576,044)	$(665,851)	$(571,654)

35

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Income Benefit	$1,633,606	$28,980	$4,250
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Death Benefit	$6,291,420	$73,072	$35,260
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

36

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2007
Ordinary direct renewal business	$3,046	$1,813	$4,859
Ordinary new business	262	(151)	111

	$3,308	$1,662	$4,970

December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803

	$3,659	$1,368	$5,027

At December 31, 2007 and 2006, the Company had insurance in force aggregating $2,170,424 and $3,640,805 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $15,281 and $21,377 to cover these deficiencies at December 31, 2007 and 2006, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $131,655.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

37

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006 and 2005, the Company sold $32,428 and $51,983, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Agent receivables in the amount of $18,673 and $20,261 were non-admitted as of December 31, 2007 and 2006, respectively.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,829, $1,432 and $1,280 for 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $905, $864 and $836 for 2007, 2006 and 2005, respectively.

38

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2007, 2006 and 2005 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $179, $147 and $126 for 2007, 2006 and 2005, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2007, 2006 and 2005, the Company paid $106,392, $94,305 and $91,667, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $38,629 and $36,528 from this agreement during 2007 and 2006, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2007, 2006 and 2005, the Company received $100,815, $91,726 and $85,975, respectively, for such services, which approximates their cost.

39

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company has a net amount of $21,887 and $9,683, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2007, 2006 and 2005, the Company paid net interest of $1,954, $1,599 and $1,027, respectively, to affiliates.

At December 31, 2007, the Company had a short-term note receivable of $9,600 from AEGON USA, Inc. The note is due by September 27, 2008 and bears interest at 5.62%. This note is reported as a short-term investment.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $63,948 and $61,729, respectively.

The Company paid ordinary common stock dividends of $110,000 and $2,000 to its parent on December 19, 2007 and September 8, 2006, respectively. No dividends were paid during 2005.

13. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,344 and $3,364 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(22), $36 and $59 for 2007, 2006 and 2005, respectively.

40

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and 2006, respectively, securities in the amount of $158,452 and $59,321 were on loan under security lending agreements. At December 31, 2007 the collateral the Company received from securities lending was in the form of cash.

The Company has contingent commitments of $2,053 and $2,618 as of December 31, 2007 and 2006, respectively, for low income housing tax credit investments.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2007 and 2006 respectively, the Company pledged assets in the amount of $6,449 and $2,191 to satisfy the requirements of futures trading accounts.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

41

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

14. Debt

The Company had an outstanding liability for borrowed money in the amount of $18,885 as of December 31, 2006, due to participation in dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreement at December 31, 2007. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

42

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$161,206	$167,011	$161,206
States, municipalities and political subdivisions	30,832	31,404	30,832
Foreign governments	3,662	3,722	3,662
Public utilities	14,942	15,255	14,942
All other corporate bonds	486,207	477,213	486,207
Preferred stock	4,673	4,646	4,673

Total fixed maturities	701,522	699,251	701,522
Mortgage loans on real estate	24,493		24,493
Real estate	38,574		38,574
Policy loans	410,844		410,844
Cash, cash equivalents and short-term investments	45,633		45,633
Other invested assets	10,358		10,358

Total investments	$1,231,424		$1,231,424

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

43

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2007
Individual life	$1,040,192	$14,956	$583,844	$42,731	$304,367	$241,395	$—
Group life	15,550	100	46	646	915	53	—
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)	—

	$1,651,771	$15,373	$1,013,784	$68,832	$1,360,964	$(268,592)	$—

Year ended December 31, 2006
Individual life	$971,044	$12,448	$582,703	$33,573	$727,802	$(178,400)	$—
Group life	15,361	198	233	694	445	55	—
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	—

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$—

Year ended December 31, 2005
Individual life	$941,322	$18,346	$578,049	$34,086	$252,018	$244,614	$—
Group life	15,288	100	312	1,026	1,722	1,357	—
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	—

	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$—

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

44

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$99,363,588	$48,566,371	$17,211,679	$68,008,896	25%

Premiums:
Individual life	$646,758	$66,766	$3,853	$583,845	1%
Group life	586	540	—	46	0
Annuity	437,105	7,212	—	429,893	0

	$1,084,449	$74,518	$3,853	$1,013,784	1%

Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	—	233	0
Annuity	591,578	7,389	—	584,189	0

	$1,229,963	$65,220	$2,382	$1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$4,106,724	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

45

FINANCIAL STATEMENTS

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Year Ended December 31, 2007

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Financial Statements

Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the WRL Series Annuity Account

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of Western Reserve Life Assurance Co. of Ohio Series Annuity Account (comprised of the WRL JPMorgan Core Bond, WRL Asset Allocation-Conservative, WRL Asset Allocation-Growth, WRL Asset Allocation-Moderate Growth, WRL Asset Allocation-Moderate, WRL International Moderate Growth, WRL International Equity, WRL Capital Guardian US Equity, WRL Capital Guardian Value, WRL Clarion Global Real Estate Securities, WRL Federated Market Opportunity, WRL Transamerica Science & Technology, WRL JPMorgan Mid-Cap Value, WRL JPMorgan Enhanced index, WRL Marsico Growth, WRL BlackRock Large Cap Value, WRL MFS High Yield, WRL Munder Net50, WRL PIMCO Total Return, WRL Legg Mason Partners All Cap, WRL T.Rowe Price Equity Income, WRL T.Rowe Price Small Cap, WRL Templeton Transamerica Global, WRL Third Avenue Value, WRL Transamerica Balanced, WRL Transamerica Convertible Securities, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Transamerica Money Market, WRL Transamerica Small/Mid-Cap Value, WRL Transamerica U.S. Government Securities, WRL Transamerica Value Balanced, WRL Van Kampen Mid-Cap Growth, Fidelity VIPO Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small-Cap, Profund VP Small-Cap, Access VP High Yield, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP Ultra Small-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Falling US Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, ProFund VP Short International subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the Western Reserve Life Assurance Co. of Ohio Series Annuity Account at December 31, 2007, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 21, 2008

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL JPMorgan Core Bond Subaccount	WRL Asset Allocation - Conservative Subaccount	WRL Asset Allocation - Growth Subaccount	WRL Asset Allocation - Moderate Growth Subaccount
Assets
Investment in securities:
Number of shares	7,266,557.239	11,990,046.296	19,903,248.323	36,633,328.094

Cost	$87,040,469	$130,704,883	$228,768,429	$403,167,036

Investments in mutual funds, at net asset value	$85,872,981	$137,735,660	$273,997,582	$515,312,544
Receivable for units sold	—	—	—	—

Total assets	85,872,981	137,735,660	273,997,582	515,312,544

Liabilities
Payable for units redeemed	420	195	5,102	2,069

	$85,872,561	$137,735,465	$273,992,480	$515,310,475

Net Assets:
Deferred annuity contracts terminable by owners	$85,872,561	$137,735,465	$273,992,480	$515,310,475

Total net assets	$85,872,561	$137,735,465	$273,992,480	$515,310,475

Accumulation units outstanding:
M&E - 1.25%	1,094,236	2,019,921	4,144,462	8,080,986

M&E - 1.40%	2,194,678	4,583,355	9,049,661	18,085,015

M&E - 1.65%	487,746	2,428,377	3,394,187	5,611,391

M&E - 1.80%	55,624	432,628	203,799	787,887

M&E - 0.65%	—	—	—	—

M&E - 1.25%	58,376	234,747	303,059	611,153

M&E - 1.65%	22,271	110,385	112,462	216,583

M&E - 1.40%	15,114	94,679	90,505	96,437

M&E - 1.80%	2,334	30,289	6,842	28,266

Accumulation units value:
M&E - 1.25%	$29.858765	$13.985901	$15.896044	$15.459891

M&E - 1.40%	$20.199754	$13.867463	$15.761466	$15.328978

M&E - 1.65%	$14.307621	$13.672808	$15.540220	$15.113769

M&E - 1.80%	$14.168660	$13.557346	$15.408939	$14.986161

M&E - 0.65%	$118.560233	$158.596613	$206.330505	$189.782701

M&E - 1.25%	$11.294827	$14.695673	$18.802985	$17.462422

M&E - 1.65%	$11.086236	$14.424312	$18.455847	$17.139974

M&E - 1.40%	$11.216014	$14.593176	$18.671846	$17.340625

M&E - 1.80%	$11.009113	$14.323987	$18.327499	$17.020821

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL Asset Allocation - Moderate Subaccount	WRL International Moderate Growth Subaccount	WRL MFS International Equity Subaccount	WRL Capital Guardian US Equity Subaccount
Assets
Investment in securities:
Number of shares	33,587,131.071	1,251,502.049	12,107,445.637	2,604,414.589

Cost	$362,257,841	$13,581,004	$102,094,637	$25,708,748

Investments in mutual funds, at net asset value	$433,193,707	$13,915,938	$107,505,748	$26,434,568
Receivable for units sold	—	—	—	111

Total assets	433,193,707	13,915,938	107,505,748	26,434,679

Liabilities
Payable for units redeemed	637	107	2,595	—

	$433,193,070	$13,915,831	$107,503,153	$26,434,679

Net Assets:
Deferred annuity contracts terminable by owners	$433,193,070	$13,915,831	$107,503,153	$26,434,679

Total net assets	$433,193,070	$13,915,831	$107,503,153	$26,434,679

Accumulation units outstanding:
M&E - 1.25%	6,242,962	378,325	1,793,603	704,019

M&E - 1.40%	15,052,020	618,174	4,267,649	971,562

M&E - 1.65%	6,503,778	219,265	1,438,903	306,522

M&E - 1.80%	848,215	21,738	242,976	19,306

M&E - 0.65%	—	—	—	—

M&E - 1.25%	540,756	12,728	32,824	8,228

M&E - 1.65%	219,562	—	3,332	5,150

M&E - 1.40%	145,862	4,621	6,053	1,963

M&E - 1.80%	16,598	1,825	2,594	810

Accumulation unit value:
M&E - 1.25%	$14.762228	$11.102573	$14.720734	$13.189957

M&E - 1.40%	$14.637215	$11.074907	$14.487893	$13.078275

M&E - 1.65%	$14.431708	$11.029060	$10.933595	$12.894587

M&E - 1.80%	$14.309866	$11.001691	$10.773549	$12.785702

M&E - 0.65%	$173.838164	$—	$224.160866	$168.099158

M&E - 1.25%	$16.041751	$11.060853	$20.627683	$15.168200

M&E - 1.65%	$15.745584	$10.987651	$20.246435	$14.888099

M&E - 1.40%	$15.929913	$11.033307	$20.482900	$15.062415

M&E - 1.80%	$15.636092	$10.960384	$20.106093	$14.784439

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL Capital Guardian Value Subaccount	WRL Clarion Global Real Estate Securities Subaccount	WRL Federated Market Opportunity Subaccount	WRL Transamerica Science & Technology Subaccount
Assets
Investment in securities:
Number of shares	2,699,104.903	5,480,777.225	10,662,366.547	3,948,723.209

Cost	$49,750,478	$103,287,221	$165,061,244	$16,930,494

Investments in mutual funds, at net asset value	$49,503,912	$107,690,516	$156,411,240	$21,123,444
Receivable for units sold	1,119	—	—	400

Total assets	49,505,031	107,690,516	156,411,240	21,123,844

Liabilities
Payable for units redeemed	—	725	1,679	—

	$49,505,031	$107,689,791	$156,409,561	$21,123,844

Net Assets:
Deferred annuity contracts terminable by owners	$49,505,031	$107,689,791	$156,409,561	$21,123,844

Total net assets	$49,505,031	$107,689,791	$156,409,561	$21,123,844

Accumulation units outstanding:
M&E - 1.25%	1,068,137	1,224,342	1,615,698	1,086,267

M&E - 1.40%	1,840,545	1,901,925	2,885,299	1,975,072

M&E - 1.65%	628,665	360,754	743,930	857,219

M&E - 1.80%	65,093	34,977	61,558	47,564

M&E - 0.65%	—	—	—	—

M&E - 1.25%	27,553	23,256	150,285	5,446

M&E - 1.65%	8,133	33,153	39,282	3,156

M&E - 1.40%	1,409	23,834	25,595	4,151

M&E - 1.80%	—	4,246	493	261

Accumulation unit value:
M&E - 1.25%	$13.692460	$29.383789	$30.973693	$5.334250

M&E - 1.40%	$13.576539	$28.960394	$30.344983	$5.273583

M&E - 1.65%	$13.385888	$36.974284	$19.840692	$5.173194

M&E - 1.80%	$13.272824	$36.615561	$19.648082	$5.113735

M&E - 0.65%	$184.754165	$254.915139	$141.670749	$205.555856

M&E - 1.25%	$16.574345	$24.092006	$13.232182	$18.260026

M&E - 1.65%	$16.268334	$23.647261	$12.987824	$17.922734

M&E - 1.40%	$16.458757	$23.924028	$13.139878	$18.132660

M&E - 1.80%	$16.155069	$23.482689	$12.897370	$17.798263

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL JPMorgan Mid- Cap Value Subaccount	WRL JPMorgan Enhanced Index Subaccount	WRL Marsico Growth Subaccount	WRL BlackRock Large Cap Value Subaccount
Assets
Investment in securities:
Number of shares	2,471,559.709	606,193.129	2,893,564.172	5,201,595.521

Cost	$34,669,645	$9,056,502	$28,369,361	$87,713,267

Investments in mutual funds, at net asset value	$39,024,270	$9,960,234	$37,496,958	$99,665,797
Receivable for units sold	254	135	—	760

Total assets	39,024,524	9,960,369	37,496,958	99,666,557

Liabilities
Payable for units redeemed	—	—	350	—

	$39,024,524	$9,960,369	$37,496,608	$99,666,557

Net Assets:
Deferred annuity contracts terminable by owners	$39,024,524	$9,960,369	$37,496,608	$99,666,557

Total net assets	$39,024,524	$9,960,369	$37,496,608	$99,666,557

Accumulation units outstanding:
M&E - 1.25%	560,359	203,871	1,083,709	1,176,976

M&E - 1.40%	1,237,756	331,154	1,540,856	2,009,292

M&E - 1.65%	349,162	155,603	494,612	674,120

M&E - 1.80%	22,385	20,721	34,996	84,412

M&E - 0.65%	—	—	—	—

M&E - 1.25%	13,098	6,318	14,443	42,418

M&E - 1.65%	3,846	15,892	6,548	11,777

M&E - 1.40%	7,568	859	2,230	6,366

M&E - 1.80%	—	2,235	1,412	1,510

Accumulation unit value:
M&E - 1.25%	$18.047535	$13.578068	$12.046305	$26.582853

M&E - 1.40%	$17.814151	$13.463024	$11.890531	$26.121964

M&E - 1.65%	$17.308676	$13.274031	$10.761787	$19.338111

M&E - 1.80%	$17.140596	$13.161924	$10.657229	$19.150174

M&E - 0.65%	$196.381443	$174.545935	$186.542172	$222.970357

M&E - 1.25%	$17.821813	$15.858083	$17.352639	$20.070871

M&E - 1.65%	$17.492800	$15.565830	$17.032267	$19.700389

M&E - 1.40%	$17.697666	$15.747259	$17.231626	$19.930628

M&E - 1.80%	$17.371050	$15.457031	$16.913809	$19.563393

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL MFS High Yield Subaccount	WRL Munder Net50 Subaccount	WRL PIMCO Total Return Subaccount	WRL Legg Mason Partners All Cap Subaccount
Assets
Investment in securities:
Number of shares	1,181,607.488	1,606,371.442	3,848,764.698	5,219,121.832

Cost	$10,259,432	$15,578,011	$42,000,605	$69,267,951

Investments in mutual funds, at net asset value	$10,333,287	$18,918,733	$44,840,121	$72,438,852
Receivable for units sold	—	—	—	887

Total assets	10,333,287	18,918,733	44,840,121	72,439,739

Liabilities
Payable for units redeemed	157	588	221	—

	$10,333,130	$18,918,145	$44,839,900	$72,439,739

Net Assets:
Deferred annuity contracts terminable by owners	$10,333,130	$18,918,145	$44,839,900	$72,439,739

Total net assets	$10,333,130	$18,918,145	$44,839,900	$72,439,739

Accumulation units outstanding:
M&E - 1.25%	219,465	439,474	1,097,225	1,111,649

M&E - 1.40%	419,236	770,032	1,671,402	2,662,028

M&E - 1.65%	107,444	348,971	661,598	411,088

M&E - 1.80%	4,401	64,075	66,101	38,544

M&E - 0.65%	—	—	—	—

M&E - 1.25%	33,271	18,567	62,113	31,020

M&E - 1.65%	8,361	2,056	27,298	6,478

M&E - 1.40%	1,093	3,609	11,816	5,004

M&E - 1.80%	3,269	—	777	800

Accumulation unit value:
M&E - 1.25%	$13.065390	$11.730560	$12.600660	$17.339231

M&E - 1.40%	$12.974656	$11.577105	$12.493927	$17.115010

M&E - 1.65%	$12.824143	$10.643198	$12.318504	$15.350091

M&E - 1.80%	$12.734938	$10.539765	$12.214474	$15.200968

M&E - 0.65%	$134.359877	$217.738509	$121.677035	$180.843054

M&E - 1.25%	$12.948201	$18.976162	$11.582789	$16.412398

M&E - 1.65%	$12.708831	$18.625917	$11.368861	$16.109351

M&E - 1.40%	$12.857882	$18.843873	$11.502167	$16.297909

M&E - 1.80%	$12.620733	$18.496409	$11.289767	$15.997695

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Templeton Transamerica Global Subaccount	WRL Third Avenue Value Subaccount
Assets
Investment in securities:
Number of shares	3,443,150.474	3,774,446.695	9,853,450.459	10,204,276.393

Cost	$67,461,059	$40,459,706	$200,832,528	$195,601,851

Investments in mutual funds, at net asset value	$65,701,042	$38,754,135	$246,428,669	$221,932,323
Receivable for units sold	—	1,373	910	1,045

Total assets	65,701,042	38,755,508	246,429,579	221,933,368

Liabilities
Payable for units redeemed	18	—	—	—

	$65,701,024	$38,755,508	$246,429,579	$221,933,368

Net Assets:
Deferred annuity contracts terminable by owners	$65,701,024	$38,755,508	$246,429,579	$221,933,368

Total net assets	$65,701,024	$38,755,508	$246,429,579	$221,933,368

Accumulation units outstanding:
M&E - 1.25%	1,485,868	710,152	2,752,962	2,492,466

M&E - 1.40%	2,679,663	1,359,753	2,637,987	4,020,137

M&E - 1.65%	655,076	663,228	959,991	1,002,935

M&E - 1.80%	29,877	39,837	112,642	99,855

M&E - 0.65%	—	—	—	—

M&E - 1.25%	54,636	27,589	28,405	106,098

M&E - 1.65%	23,184	6,077	10,884	68,046

M&E - 1.40%	13,875	7,580	8,690	32,563

M&E - 1.80%	1,954	1,220	3,115	4,849

Accumulation unit value:
M&E - 1.25%	$13.237174	$14.522266	$44.036822	$28.832739

M&E - 1.40%	$13.065995	$14.334215	$43.066046	$28.403819

M&E - 1.65%	$13.805310	$11.691950	$10.001049	$28.355577

M&E - 1.80%	$13.671280	$11.578240	$9.212693	$28.080106

M&E - 0.65%	$185.145879	$195.986062	$197.596165	$239.966357

M&E - 1.25%	$16.845293	$17.407161	$18.747990	$22.094581

M&E - 1.65%	$16.534332	$17.085769	$18.402066	$21.686760

M&E - 1.40%	$16.727816	$17.285747	$18.617181	$21.940545

M&E - 1.80%	$16.419277	$16.966927	$18.273876	$21.535977

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL Transamerica Balanced Subaccount	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount
Assets
Investment in securities:
Number of shares	2,591,249.185	1,493,529.958	22,849,551.098	3,885,194.413

Cost	$30,146,918	$17,026,489	$580,872,725	$57,269,252

Investments in mutual funds, at net asset value	$35,498,266	$18,635,216	$660,314,375	$70,612,711
Receivable for units sold	131	427	29,564	1,296

Total assets	35,498,397	18,635,643	660,343,939	70,614,007

Liabilities
Payable for units redeemed	—	—	—	—

	$35,498,397	$18,635,643	$660,343,939	$70,614,007

Net Assets:
Deferred annuity contracts terminable by owners	$35,498,397	$18,635,643	$660,343,939	$70,614,007

Total net assets	$35,498,397	$18,635,643	$660,343,939	$70,614,007

Accumulation units outstanding:
M&E - 1.25%	935,844	195,032	18,213,827	1,522,935

M&E - 1.40%	930,691	659,363	16,561,548	1,895,768

M&E - 1.65%	467,870	223,414	1,879,027	585,646

M&E - 1.80%	26,203	4,610	230,949	44,876

M&E - 0.65%	-	—	—	—

M&E - 1.25%	17,141	40,836	109,821	54,304

M&E - 1.65%	6,290	1,299	26,456	27,634

M&E - 1.40%	3,963	7,534	40,284	8,829

M&E - 1.80%	—	—	1,899	6,525

Accumulation unit value:
M&E - 1.25%	$14.981561	$16.608962	$17.900480	$17.070535

M&E - 1.40%	$14.854494	$16.468321	$17.748684	$16.926226

M&E - 1.65%	$14.645828	$16.237143	$17.499553	$16.688326

M&E - 1.80%	$14.522157	$16.100088	$17.351764	$16.547471

M&E - 0.65%	$164.680995	$181.805295	$213.096105	$229.970743

M&E - 1.25%	$15.419106	$16.856364	$19.547769	$20.842580

M&E - 1.65%	$15.134541	$16.545104	$19.186894	$20.457844

M&E - 1.40%	$15.311567	$16.738981	$19.411468	$20.697224

M&E - 1.80%	$15.029118	$16.430143	$19.053601	$20.315544

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL Transamerica Money Market Subaccount	WRL Transamerica Small/Mid-Cap Value Subaccount	WRL Transamerica U.S. Government Securities Subaccount	WRL Transamerica Value Balanced Subaccount
Assets
Investment in securities:
Number of shares	104,084,031.770	2,081,022.639	721,264.270	16,181,350.964

Cost	$104,084,302	$43,136,873	$8,701,967	$211,451,578

Investments in mutual funds, at net asset value	$104,084,032	$45,983,243	$8,660,437	$229,635,439
Receivable for units sold	12,988	232	—	1,333

Total assets	104,097,020	45,983,475	8,660,437	229,636,772

Liabilities
Payable for units redeemed	—	—	115	—

	$104,097,020	$45,983,475	$8,660,322	$229,636,772

Net Assets:
Deferred annuity contracts terminable by owners	$104,097,020	$45,983,475	$8,660,322	$229,636,772

Total net assets	$104,097,020	$45,983,475	$8,660,322	$229,636,772

Accumulation units outstanding:
M&E - 1.25%	2,075,364	890,370	161,251	3,652,448

M&E - 1.40%	3,301,488	1,160,433	344,790	5,195,677

M&E - 1.65%	1,593,481	421,664	186,334	632,918

M&E - 1.80%	147,111	35,477	33,358	45,445

M&E - 0.65%	—	—	—	—

M&E - 1.25%	61,111	32,178	14,081	31,411

M&E - 1.65%	21,632	9,268	2,813	7,473

M&E - 1.40%	16,256	12,861	8,976	7,466

M&E - 1.80%	3,026	1,234	15	—

Accumulation unit value:
M&E - 1.25%	$17.364341	$17.698827	$11.677942	$24.960573

M&E - 1.40%	$14.294142	$18.296907	$11.579061	$24.478641

M&E - 1.65%	$11.374110	$17.471231	$11.416466	$15.589368

M&E - 1.80%	$11.263227	$17.386759	$11.320067	$15.440763

M&E - 0.65%	$111.436529	$188.052435	$114.244187	$168.357829

M&E - 1.25%	$10.709814	$18.238827	$10.866121	$15.553892

M&E - 1.65%	$10.512447	$17.974453	$10.665389	$15.266713

M&E - 1.40%	$10.635121	$18.139078	$10.790180	$15.445411

M&E - 1.80%	$10.439116	$17.876482	$10.591206	$15.160526

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	WRL Van Kampen Mid-Cap Growth Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Opportunities Subaccount
Assets
Investment in securities:
Number of shares	7,869,674.948	1,998,760.490	1,240,651.430	446,094.315

Cost	$219,444,885	$52,567,268	$28,779,262	$8,461,226

Investments in mutual funds, at net asset value	$203,265,782	$54,885,963	$29,242,154	$9,885,450
Receivable for units sold	3,409	40	—	—

Total assets	203,269,191	54,886,003	29,242,154	9,885,450

Liabilities
Payable for units redeemed	—	—	316	1,191

	$203,269,191	$54,886,003	$29,241,838	$9,884,259

Net Assets:
Deferred annuity contracts terminable by owners	$203,269,191	$54,886,003	$29,241,838	$9,884,259

Total net assets	$203,269,191	$54,886,003	$29,241,838	$9,884,259

Accumulation units outstanding:
M&E - 1.25%	2,113,773	1,034,932	531,469	357,882

M&E - 1.40%	2,232,162	1,958,288	1,140,970	494,904

M&E - 1.65%	901,297	552,279	344,882	122,677

M&E - 1.80%	213,534	89,812	5,162	10,898

M&E - 0.65%	—	—	—	—

M&E - 1.25%	23,390	—	—	—

M&E - 1.65%	2,297	—	—	—

M&E - 1.40%	8,699	—	—	—

M&E - 1.80%	8,956	—	—	—

Accumulation unit value:
M&E - 1.25%	$44.972360	$15.277913	$14.629717	$10.121737

M&E - 1.40%	$43.992482	$15.102985	$14.462256	$10.005842

M&E - 1.65%	$8.321296	$14.816586	$14.188012	$9.816009

M&E - 1.80%	$8.240300	$14.647505	$14.025967	$9.703911

M&E - 0.65%	$190.168235	$—	$—	$—

M&E - 1.25%	$17.434927	$—	$—	$—

M&E - 1.65%	$17.113029	$—	$—	$—

M&E - 1.40%	$17.313329	$—	$—	$—

M&E - 1.80%	$16.993992	$—	$—	$—

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	Fidelity VIP Index 500 Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount	ProFund VP NASDAQ- 100 Subaccount
Assets
Investment in securities:
Number of shares	2,223.744	57,262.718	36,881,818.270	89,252.216

Cost	$294,370	$1,770,305	$36,881,818	$1,684,041

Investments in mutual funds, at net asset value	$362,003	$1,769,418	$36,881,818	$1,661,876
Receivable for units sold	—	72	296	1,564

Total assets	362,003	1,769,490	36,882,114	1,663,440

Liabilities
Payable for units redeemed	18	—	—	—

	$361,985	$1,769,490	$36,882,114	$1,663,440

Net Assets:
Deferred annuity contracts terminable by owners	$361,985	$1,769,490	$36,882,114	$1,663,440

Total net assets	$361,985	$1,769,490	$36,882,114	$1,663,440

Accumulation units outstanding:
M&E - 1.25%	—	37,883	1,112,324	21,417

M&E - 1.40%	—	107,154	1,886,833	82,710

M&E - 1.65%	—	4,171	494,761	14,609

M&E - 1.80%	—	—	25,299	4,283

M&E - 0.65%	—	—	—	—

M&E - 1.25%	—	2,449	22,862	2,500

M&E - 1.65%	—	—	7,744	—

M&E - 1.40%	1,732	—	—	304

M&E - 1.80%	25,827	—	2,886	—

Accumulation unit value:
M&E - 1.25%	$—	$11.688806	$10.403703	$13.253858

M&E - 1.40%	$—	$11.661856	$10.379881	$13.223334

M&E - 1.65%	$—	$11.617181	$10.340398	$13.172680

M&E - 1.80%	$—	$11.590502	$10.316809	$13.142446

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$—	$11.688806	$10.403703	$13.253858

M&E - 1.65%	$—	$11.617181	$10.340398	$13.172680

M&E - 1.40%	$13.317422	$11.661856	$10.379881	$13.223334

M&E - 1.80%	$13.122447	$11.590502	$10.316809	$13.142446

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP Short Small-Cap Subaccount	ProFund VP Small- Cap Subaccount	Access VP High Yield Subaccount	ProFund VP Europe 30 Subaccount
Assets
Investment in securities:
Number of shares	41,840.200	48,706.227	480.273	127,331.251

Cost	$616,241	$1,531,550	$13,880	$4,623,600

Investments in mutual funds, at net asset value	$621,327	$1,495,769	$13,899	$4,524,079
Receivable for units sold	324	756	—	1

Total assets	621,651	1,496,525	13,899	4,524,080

Liabilities
Payable for units redeemed	—	—	—	—

	$621,651	$1,496,525	$13,899	$4,524,080

Net Assets:
Deferred annuity contracts terminable by owners	$621,651	$1,496,525	$13,899	$4,524,080

Total net assets	$621,651	$1,496,525	$13,899	$4,524,080

Accumulation units outstanding:
M&E - 1.25%	52,456	34,662	—	137,992

M&E - 1.40%	11,950	88,292	1,348	254,070

M&E - 1.65%	4,130	12,448	—	28,980

M&E - 1.80%	—	—	—	3,224

M&E - 0.65%	—	—	—	—

M&E - 1.25%	—	167	—	11,005

M&E - 1.65%	—	2,799	—	4,209

M&E - 1.40%	—	—	—	—

M&E - 1.80%	—	—	—	—

Accumulation unit value:
M&E - 1.25%	$9.077330	$10.838763	$10.311905	$10.298125

M&E - 1.40%	$9.056390	$10.813779	$10.306970	$10.293193

M&E - 1.65%	$9.021678	$10.772332	$10.298772	$10.284986

M&E - 1.80%	$9.000952	$10.747572	$10.293861	$10.280080

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$9.077330	$10.838763	$10.311905	$10.298125

M&E - 1.65%	$9.021678	$10.772332	$10.298772	$10.284986

M&E - 1.40%	$9.053247	$10.810054	$10.306970	$10.293193

M&E - 1.80%	$9.000952	$10.747572	$10.293861	$10.280080

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP Oil & Gas Subaccount	ProFund VP UltraSmall-Cap Subaccount	ProFund VP Utilities Subaccount	ProFund VP Consumer Services Subaccount
Assets
Investment in securities:
Number of shares	30,360.462	8,955.901	154,839.432	256.031

Cost	$1,938,761	$251,754	$6,090,387	$8,001

Investments in mutual funds, at net asset value	$2,024,739	$208,046	$6,089,835	$7,522
Receivable for units sold	—	—	—	—

Total assets	2,024,739	208,046	6,089,835	7,522

Liabilities
Payable for units redeemed	3	1	—	—

	$2,024,736	$208,045	$6,089,835	$7,522

Net Assets:
Deferred annuity contracts terminable by owners	$2,024,736	$208,045	$6,089,835	$7,522

Total net assets	$2,024,736	$208,045	$6,089,835	$7,522

Accumulation units outstanding:
M&E - 1.25%	31,214	11	232,985	279

M&E - 1.40%	97,260	23,136	276,532	—

M&E - 1.65%	47,125	130	32,264	543

M&E - 1.80%	4,220	—	8,625	—

M&E - 0.65%	—	—	—	—

M&E - 1.25%	5,348	189	11,982	—

M&E - 1.65%	—	—	4,304	—

M&E - 1.40%	—	—	—	—

M&E - 1.80%	427	—	—	—

Accumulation unit value:
M&E - 1.25%	$10.916153	$8.870027	$10.749960	$9.158683

M&E - 1.40%	$10.910929	$8.865760	$10.744819	$9.154299

M&E - 1.65%	$10.902236	$8.858673	$10.736263	$9.146995

M&E - 1.80%	$10.897028	$8.854433	$10.731153	$9.142627

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$10.916153	$8.870027	$10.749960	$9.158683

M&E - 1.65%	$10.902236	$8.858673	$10.736263	$9.146995

M&E - 1.40%	$10.910929	$8.865760	$10.744819	$9.154299

M&E - 1.80%	$10.897028	$8.854433	$10.731153	$9.142627

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP Pharmaceuticals Subaccount	ProFund VP Small- Cap Value Subaccount	ProFund VP Falling US Dollar Subaccount	ProFund VP Emerging Markets Subaccount
Assets
Investment in securities:
Number of shares	2,107.631	312.432	5,186.070	41,311.093

Cost	$54,288	$9,740	$163,429	$1,498,541

Investments in mutual funds, at net asset value	$53,681	$9,001	$165,176	$1,450,846
Receivable for units sold	—	—	—	—

Total assets	53,681	9,001	165,176	1,450,846

Liabilities
Payable for units redeemed	—	1	—	—

	$53,681	$9,000	$165,176	$1,450,846

Net Assets:
Deferred annuity contracts terminable by owners	$53,681	$9,000	$165,176	$1,450,846

Total net assets	$53,681	$9,000	$165,176	$1,450,846

Accumulation units outstanding:
M&E - 1.25%	4,350	280	11,317	30,155

M&E - 1.40%	—	703	3,152	77,440

M&E - 1.65%	1,018	—	1,138	14,875

M&E - 1.80%	—	—	—	3,268

M&E - 0.65%	—	—	—	—

M&E - 1.25%	—	—	—	506

M&E - 1.65%	—	—	—	—

M&E - 1.40%	—	—	—	—

M&E - 1.80%	—	—	—	200

Accumulation unit value:
M&E - 1.25%	$10.000911	$9.165563	$10.584712	$11.479818

M&E - 1.40%	$9.996111	$9.161164	$10.579654	$11.474314

M&E - 1.65%	$9.988153	$9.153857	$10.571228	$11.465165

M&E - 1.80%	$9.983390	$9.149479	$10.566189	$11.459691

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$10.000911	$9.165563	$10.584712	$11.479818

M&E - 1.65%	$9.988153	$9.153857	$10.571228	$11.465165

M&E - 1.40%	$9.996111	$9.161164	$10.579654	$11.474314

M&E - 1.80%	$9.983390	$9.149479	$10.566189	$11.459691

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP International Subaccount	ProFund VP Asia 30 Subaccount	ProFund VP Japan Subaccount	ProFund VP Short NASDAQ-100 Subaccount
Assets
Investment in securities:
Number of shares	5,258.383	39,765.022	513.046	1,819.217

Cost	$165,956	$3,910,871	$13,054	$26,360

Investments in mutual funds, at net asset value	$161,327	$3,617,424	$12,400	$25,796
Receivable for units sold	—	1	—	—

Total assets	161,327	3,617,425	12,400	25,796

Liabilities
Payable for units redeemed	—	—	—	—

	$161,327	$3,617,425	$12,400	$25,796

Net Assets:
Deferred annuity contracts terminable by owners	$161,327	$3,617,425	$12,400	$25,796

Total net assets	$161,327	$3,617,425	$12,400	$25,796

Accumulation units outstanding:
M&E - 1.25%	12,443	57,062	1,358	2,649

M&E - 1.40%	3,519	107,427	—	—

M&E - 1.65%	—	127,202	—	—

M&E - 1.80%	—	7,110	—	—

M&E - 0.65%	—	—	—	—

M&E - 1.25%	—	5,648	—	—

M&E - 1.65%	—	4,653	—	—

M&E - 1.40%	—	—	—	—

M&E - 1.80%	—	438	—	—

Accumulation unit value:
M&E - 1.25%	$10.108125	$11.695230	$9.130762	$9.736425

M&E - 1.40%	$10.103275	$11.689628	$9.126386	$9.731768

M&E - 1.65%	$10.095220	$11.680318	$9.119098	$9.724033

M&E - 1.80%	$10.090403	$11.674743	$9.114746	$9.719401

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$10.108125	$11.695230	$9.130762	$9.736425

M&E - 1.65%	$10.095220	$11.680318	$9.119098	$9.724033

M&E - 1.40%	$10.103275	$11.689628	$9.126386	$9.731768

M&E - 1.80%	$10.090403	$11.674743	$9.114746	$9.719401

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP U.S. Government Plus Subaccount	ProFund VP Basic Materials Subaccount	ProFund VP Financials Subaccount	ProFund VP Precious Metals Subaccount
Assets
Investment in securities:
Number of shares	44,985.299	82,664.055	1,388.442	53,324.998

Cost	$1,457,993	$4,236,367	$50,696	$2,853,963

Investments in mutual funds, at net asset value	$1,444,028	$4,272,905	$44,957	$2,763,301
Receivable for units sold	76	—	—	—

Total assets	1,444,104	4,272,905	44,957	2,763,301

Liabilities
Payable for units redeemed	—	2	—	1

	$1,444,104	$4,272,903	$44,957	$2,763,300

Net Assets:
Deferred annuity contracts terminable by owners	$1,444,104	$4,272,903	$44,957	$2,763,300

Total net assets	$1,444,104	$4,272,903	$44,957	$2,763,300

Accumulation units outstanding:
M&E - 1.25%	44,438	79,100	4,680	46,547

M&E - 1.40%	72,279	217,332	—	122,871

M&E - 1.65%	12,196	66,405	521	53,231

M&E - 1.80%	—	5,272	—	2,904

M&E - 0.65%	—	—	—	—

M&E - 1.25%	—	13,004	—	9,051

M&E - 1.65%	4,554	2,818	—	—

M&E - 1.40%	—	—	—	—

M&E - 1.80%	—	221	—	—

Accumulation unit value:
M&E - 1.25%	$10.824437	$11.128800	$8.645386	$11.785167

M&E - 1.40%	$10.819268	$11.123464	$8.641244	$11.779515

M&E - 1.65%	$10.810688	$11.114601	$8.634347	$11.770121

M&E - 1.80%	$10.805538	$11.109298	$8.630218	$11.764496

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$10.824437	$11.128800	$8.645386	$11.785167

M&E - 1.65%	$10.810688	$11.114601	$8.634347	$11.770121

M&E - 1.40%	$10.819268	$11.123464	$8.641244	$11.779515

M&E - 1.80%	$10.805538	$11.109298	$8.630218	$11.764496

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP Telecommunications Subaccount	ProFund VP Mid-Cap Subaccount	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount
Assets
Investment in securities:
Number of shares	1,124.810	519.715	0.020	0.011

Cost	$22,426	$15,756	$—	$—

Investments in mutual funds, at net asset value	$21,720	$15,441	$—	$—
Receivable for units sold	—	—	—	—

Total assets	21,720	15,441	—	—

Liabilities
Payable for units redeemed	—	1	—	—

	$21,720	$15,440	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$21,720	$15,440	$—	$—

Total net assets	$21,720	$15,440	$—	$—

Accumulation units outstanding:
M&E - 1.25%	1,524	1,582	—	—

M&E - 1.40%	50	—	—	—

M&E - 1.65%	703	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 1.25%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.40%	—	—	—	—

M&E - 1.80%	—	—	—	—

Accumulation unit value:
M&E - 1.25%	$9.545111	$9.759477	$8.245959	$9.836141

M&E - 1.40%	$9.540535	$9.754803	$8.242017	$9.831441

M&E - 1.65%	$9.532916	$9.747027	$8.235463	$9.823625

M&E - 1.80%	$9.528360	$9.742374	$8.231535	$9.818952

M&E - 0.65%	$—	$—	$—	$—

M&E - 1.25%	$9.545111	$9.759477	$8.245959	$9.836141

M&E - 1.65%	$9.532916	$9.747027	$8.235463	$9.823625

M&E - 1.40%	$9.540535	$9.754803	$8.242017	$9.831441

M&E - 1.80%	$9.528360	$9.742374	$8.231535	$9.818952

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL JPMorgan Core Bond Subaccount	WRL Asset Allocation - Conservative Subaccount	WRL Asset Allocation - Growth Subaccount	WRL Asset Allocation - Moderate Growth Subaccount
Net investment income (loss)
Income:
Dividends	$4,671,528	$3,948,543	$6,328,654	$12,527,415
Expenses:
Administrative, mortality and expense risk charge	1,263,377	1,972,630	4,115,748	7,653,291

Net investment income (loss)	3,408,151	1,975,913	2,212,906	4,874,124
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	4,879,310	10,850,753	12,961,147
Proceeds from sales	28,529,890	42,769,951	77,314,754	112,001,004
Cost of investments sold	29,350,413	38,741,794	59,131,395	82,821,671

Net realized capital gains (losses) on investments	(820,523)	8,907,467	29,034,112	42,140,480
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(3,363,756)	11,272,395	58,666,002	126,094,527
End of period	(1,167,488)	7,030,777	45,229,153	112,145,508

Net change in unrealized appreciation/depreciation of investments	2,196,268	(4,241,618)	(13,436,849)	(13,949,019)

Net realized and unrealized capital gains (losses) on investments	1,375,745	4,665,849	15,597,263	28,191,461

Increase (decrease) in net assets from operations	$4,783,896	$6,641,762	$17,810,169	$33,065,585

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL Asset Allocation - Moderate Subaccount	WRL International Moderate Growth Subaccount	WRL MFS International Equity Subaccount	WRL Capital Guardian US Equity Subaccount
Net investment income (loss)
Income:
Dividends	$13,037,142	$108,734	$1,158,419	$207,714
Expenses:
Administrative, mortality and expense risk charge	6,434,775	121,032	1,786,257	417,669

Net investment income (loss)	6,602,367	(12,298)	(627,838)	(209,955)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	11,427,284	64,668	21,398,397	2,554,370
Proceeds from sales	99,581,460	2,881,007	50,754,692	8,176,151
Cost of investments sold	79,851,210	2,505,045	41,220,263	6,902,133

Net realized capital gains (losses) on investments	31,157,534	440,630	30,932,826	3,828,388
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	80,351,460	276,833	26,338,166	4,582,940
End of period	70,935,866	334,934	5,411,111	725,820

Net change in unrealized appreciation/depreciation of investments	(9,415,594)	58,101	(20,927,055)	(3,857,120)

Net realized and unrealized capital gains (losses) on investments	21,741,940	498,731	10,005,771	(28,732)

Increase (decrease) in net assets from operations	$28,344,307	$486,433	$9,377,933	$(238,687)

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL Capital Guardian Value Subaccount	WRL Clarion Global Real Estate Securities Subaccount	WRL Federated Market Opportunity Subaccount	WRL Transamerica Science & Technology Subaccount
Net investment income (loss)
Income:
Dividends	$675,528	$9,317,603	$6,763,578	$—
Expenses:
Administrative, mortality and expense risk charge	880,189	2,261,767	2,605,546	230,222

Net investment income (loss)	(204,661)	7,055,836	4,158,032	(230,222)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	4,189,176	9,463,450	870,077	—
Proceeds from sales	21,675,596	92,508,069	80,408,532	6,824,179
Cost of investments sold	18,208,409	64,364,562	83,406,643	5,521,006

Net realized capital gains (losses) on investments	7,656,363	37,606,957	(2,128,034)	1,303,173
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	11,186,526	60,347,727	(2,152,210)	1,030,527
End of period	(246,566)	4,403,295	(8,650,004)	4,192,950

Net change in unrealized appreciation/depreciation of investments	(11,433,092)	(55,944,432)	(6,497,794)	3,162,423

Net realized and unrealized capital gains (losses) on investments	(3,776,729)	(18,337,475)	(8,625,828)	4,465,596

Increase (decrease) in net assets from operations	$(3,981,390)	$(11,281,639)	$(4,467,796)	$4,235,374

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL JPMorgan Mid- Cap Value Subaccount	WRL JPMorgan Enhanced Index Subaccount	WRL Marsico Growth Subaccount	WRL BlackRock Large Cap Value Subaccount
Net investment income (loss)
Income:
Dividends	$444,263	$127,510	$7,990	$1,081,613
Expenses:
Administrative, mortality and expense risk charge	655,936	157,899	461,015	1,665,962

Net investment income (loss)	(211,673)	(30,389)	(453,025)	(584,349)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,876,141	284,361	308,993	12,555,256
Proceeds from sales	15,878,671	5,890,663	13,909,520	45,457,556
Cost of investments sold	12,721,052	4,691,181	9,948,921	35,199,053

Net realized capital gains (losses) on investments	6,033,760	1,483,843	4,269,592	22,813,759
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	9,106,991	1,987,773	7,345,742	30,147,577
End of period	4,354,625	903,732	9,127,597	11,952,530

Net change in unrealized appreciation/depreciation of investments	(4,752,366)	(1,084,041)	1,781,855	(18,195,047)

Net realized and unrealized capital gains (losses) on investments	1,281,394	399,802	6,051,447	4,618,712

Increase (decrease) in net assets from operations	$1,069,721	$369,413	$5,598,422	$4,034,363

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL MFS High Yield Subaccount	WRL Munder Net50 Subaccount	WRL PIMCO Total Return Subaccount	WRL Legg Mason Partners All Cap Subaccount
Net investment income (loss)
Income:
Dividends	$982,325	$—	$1,165,298	$1,107,980
Expenses:
Administrative, mortality and expense risk charge	272,800	289,923	625,983	1,208,798

Net investment income (loss)	709,525	(289,923)	539,315	(100,818)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	574	491,944	3,175	4,418,909
Proceeds from sales	34,816,503	11,504,580	17,464,242	30,139,144
Cost of investments sold	35,432,363	8,639,277	16,865,731	26,654,724

Net realized capital gains (losses) on investments	(615,286)	3,357,247	601,686	7,903,329
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(443,579)	3,624,545	823,432	10,747,080
End of period	73,855	3,340,722	2,839,516	3,170,901

Net change in unrealized appreciation/depreciation of investments	517,434	(283,823)	2,016,084	(7,576,179)

Net realized and unrealized capital gains (losses) on investments	(97,852)	3,073,424	2,617,770	327,150

Increase (decrease) in net assets from operations	$611,673	$2,783,501	$3,157,085	$226,332

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Templeton Transamerica Global Subaccount	WRL Third Avenue Value Subaccount
Net investment income (loss)
Income:
Dividends	$1,536,999	$—	$3,767,835	$10,244,955
Expenses:
Administrative, mortality and expense risk charge	998,488	595,637	3,370,433	3,841,737

Net investment income (loss)	538,511	(595,637)	397,402	6,403,218
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	6,488,765	3,910,226	—	36,745,180
Proceeds from sales	23,730,564	14,597,379	65,693,550	97,164,852
Cost of investments sold	21,668,124	14,585,918	50,217,221	66,814,076

Net realized capital gains (losses) on investments	8,551,205	3,921,687	15,476,329	67,095,956
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	5,974,152	(1,693,038)	29,278,807	97,549,652
End of period	(1,760,017)	(1,705,571)	45,596,141	26,330,472

Net change in unrealized appreciation/depreciation of investments	(7,734,169)	(12,533)	16,317,334	(71,219,180)

Net realized and unrealized capital gains (losses) on investments	817,036	3,909,154	31,793,663	(4,123,224)

Increase (decrease) in net assets from operations	$1,355,547	$3,313,517	$32,191,065	$2,279,994

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL Transamerica Balanced Subaccount	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount
Net investment income (loss)
Income:
Dividends	$358,819	$349,056	$155,264	$30,124
Expenses:
Administrative, mortality and expense risk charge	465,281	261,110	9,337,040	971,798

Net investment income (loss)	(106,462)	87,946	(9,181,776)	(941,674)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	138,347	1,830,951	27,501,600	4,979,378
Proceeds from sales	8,645,187	6,602,199	207,405,121	31,102,692
Cost of investments sold	7,298,329	5,874,653	202,431,602	24,392,018

Net realized capital gains (losses) on investments	1,485,205	2,558,497	32,475,119	11,690,052
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	2,999,489	1,396,541	7,968,386	10,825,701
End of period	5,351,348	1,608,727	79,441,650	13,343,459

Net change in unrealized appreciation/depreciation of investments	2,351,859	212,186	71,473,264	2,517,758

Net realized and unrealized capital gains (losses) on investments	3,837,064	2,770,683	103,948,383	14,207,810

Increase (decrease) in net assets from operations	$3,730,602	$2,858,629	$94,766,607	$13,266,136

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL Transamerica Money Market Subaccount	WRL Transamerica Small/Mid-Cap Value Subaccount	WRL Transamerica U.S. Government Securities Subaccount	WRL Transamerica Value Balanced Subaccount
Net investment income (loss)
Income:
Dividends	$5,255,341	$395,414	$454,484	$6,308,485
Expenses:
Administrative, mortality and expense risk charge	1,493,245	594,825	125,825	3,454,658

Net investment income (loss)	3,762,096	(199,411)	328,659	2,853,827
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	(31)	3,671,144	—	3,880,965
Proceeds from sales	110,726,564	25,431,431	4,687,668	69,727,104
Cost of investments sold	110,726,564	21,436,796	4,780,676	62,970,096

Net realized capital gains (losses) on investments	(31)	7,665,779	(93,008)	10,637,973
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	2,195,626	(204,884)	17,775,821
End of period	(270)	2,846,370	(41,530)	18,183,861

Net change in unrealized appreciation/depreciation of investments	(270)	650,744	163,354	408,040

Net realized and unrealized capital gains (losses) on investments	(301)	8,316,523	70,346	11,046,013

Increase (decrease) in net assets from operations	$3,761,795	$8,117,112	$399,005	$13,899,840

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	WRL Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount	ProFund VP NASDAQ-100 Subaccount
Net investment income (loss)
Income:
Dividends	$—	$8,847	$320,660	$—
Expenses:
Administrative, mortality and expense risk charge	2,762,534	82,470	127,266	73,092

Net investment income (loss)	(2,762,534)	(73,623)	193,394	(73,092)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	19,464	—	—
Proceeds from sales	58,582,512	71,279,371	112,554,225	40,281,919
Cost of investments sold	66,278,969	71,411,096	112,554,052	40,094,910

Net realized capital gains (losses) on investments	(7,696,457)	(112,261)	173	187,009
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(65,367,889)	(57,354)	—	(55,776)
End of period	(16,179,103)	(887)	—	(22,165)

Net change in unrealized appreciation/depreciation of investments	49,188,786	56,467	—	33,611

Net realized and unrealized capital gains (losses) on investments	41,492,329	(55,794)	173	220,620

Increase (decrease) in net assets from operations	$38,729,795	$(129,417)	$193,567	$147,528

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	ProFund VP Short Small-Cap Subaccount	ProFund VP Small- Cap Subaccount	Access VP High Yield Subaccount (1)	ProFund VP Europe 30 Subaccount (1)
Net investment income (loss)
Income:
Dividends	$311,975	$10,338	$29,809	$16
Expenses:
Administrative, mortality and expense risk charge	68,820	66,424	3,882	5,154

Net investment income (loss)	243,155	(56,086)	25,927	(5,138)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	200,770	9,129	8
Proceeds from sales	43,129,190	44,748,685	11,620,988	372,014
Cost of investments sold	44,806,621	45,813,240	11,658,409	370,652

Net realized capital gains (losses) on investments	(1,677,431)	(863,785)	(28,292)	1,370
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,665)	65,987	—	—
End of period	5,086	(35,781)	19	(99,521)

Net change in unrealized appreciation/depreciation of investments	7,751	(101,768)	19	(99,521)

Net realized and unrealized capital gains (losses) on investments	(1,669,680)	(965,553)	(28,273)	(98,151)

Increase (decrease) in net assets from operations	$(1,426,525)	$(1,021,639)	$(2,346)	$(103,289)

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	ProFund VP Oil & Gas Subaccount (1)	ProFund VP UltraSmall-Cap Subaccount (1)	ProFund VP Utilities Subaccount (1)	ProFund VP Consumer Services Subaccount (1)
Net investment income (loss)
Income:
Dividends	$—	$105	$8	$—
Expenses:
Administrative, mortality and expense risk charge	6,228	906	7,224	47

Net investment income (loss)	(6,228)	(801)	(7,216)	(47)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	20,594	—	8	—
Proceeds from sales	1,277,633	308,322	913,529	273,745
Cost of investments sold	1,234,191	299,083	905,811	272,498

Net realized capital gains (losses) on investments	64,036	9,239	7,726	1,247
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	85,978	(43,708)	(552)	(479)

Net change in unrealized appreciation/depreciation of investments	85,978	(43,708)	(552)	(479)

Net realized and unrealized capital gains (losses) on investments	150,014	(34,469)	7,174	768

Increase (decrease) in net assets from operations	$143,786	$(35,270)	$(42)	$721

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	ProFund VP Pharmaceuticals Subaccount (1)	ProFund VP Small-Cap Value Subaccount (1)	ProFund VP Falling US Dollar Subaccount (1)	ProFund VP Emerging Markets Subaccount (1)
Net investment income (loss)
Income:
Dividends	$25	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	105	69	504	12,248

Net investment income (loss)	(80)	(69)	(504)	(12,248)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	120	—	—
Proceeds from sales	12,332	33,904	45,256	6,152,372
Cost of investments sold	12,313	34,194	45,054	6,184,525

Net realized capital gains (losses) on investments	19	(170)	202	(32,153)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(607)	(739)	1,747	(47,695)

Net change in unrealized appreciation/depreciation of investments	(607)	(739)	1,747	(47,695)

Net realized and unrealized capital gains (losses) on investments	(588)	(909)	1,949	(79,848)

Increase (decrease) in net assets from operations	$(668)	$(978)	$1,445	$(92,096)

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	ProFund VP International Subaccount (1)	ProFund VP Asia 30 Subaccount (1)	ProFund VP Japan Subaccount (1)	ProFund VP Short NASDAQ-100 Subaccount (1)
Net investment income (loss)
Income:
Dividends	$—	$989	$48	$5,164
Expenses:
Administrative, mortality and expense risk charge	2,844	15,176	224	216

Net investment income (loss)	(2,844)	(14,187)	(176)	4,948
Net realized and unrealized capital gains (losses)on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	6,106,404	3,091,075	387,143	516,637
Cost of investments sold	6,546,330	2,705,852	380,155	530,796

Net realized capital gains (losses) on investments	(439,926)	385,223	6,988	(14,159)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(4,629)	(293,447)	(654)	(564)

Net change in unrealized appreciation/depreciation of investments	(4,629)	(293,447)	(654)	(564)

Net realized and unrealized capital gains (losses)on investments	(444,555)	91,776	6,334	(14,723)

Increase (decrease) in net assets from operations	$(447,399)	$77,589	$6,158	$(9,775)

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	ProFund VP U.S. Government Plus Subaccount (1)	ProFund VP Basic Materials Subaccount (1)	ProFund VP Financials Subaccount (1)	ProFund VP Precious Metals Subaccount (1)
Net investment income (loss)
Income:
Dividends	$3,637	$19	$8	$3,365
Expenses:
Administrative, mortality and expense risk charge	1,590	7,780	215	6,894

Net investment income (loss)	2,047	(7,761)	(207)	(3,529)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	818,572	996,440	52,663	479,480
Cost of investments sold	837,790	987,823	55,890	483,911

Net realized capital gains (losses) on investments	(19,218)	8,617	(3,227)	(4,431)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(13,965)	36,538	(5,739)	(90,662)

Net change in unrealized appreciation/depreciation of investments	(13,965)	36,538	(5,739)	(90,662)

Net realized and unrealized capital gains (losses) on investments	(33,183)	45,155	(8,966)	(95,093)

Increase (decrease) in net assets from operations	$(31,136)	$37,394	$(9,173)	$(98,622)

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	ProFund VP Telecommunications Subaccount (1)	ProFund VP Mid- Cap Subaccount (1)	ProFund VP Short Emerging Markets Subaccount (1)	ProFund VP Short International Subaccount (1)
Net investment income (loss)
Income:
Dividends	$17	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	63	1,251	12	12

Net investment income (loss)	(46)	(1,251)	(12)	(12)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	3	—	—	—
Proceeds from sales	24,089	3,230,175	246,218	279,152
Cost of investments sold	24,313	3,392,359	265,550	286,310

Net realized capital gains (losses) on investments	(221)	(162,184)	(19,332)	(7,158)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(706)	(315)	—	—

Net change in unrealized appreciation/depreciation of investments	(706)	(315)	—	—

Net realized and unrealized capital gains (losses) on investments	(927)	(162,499)	(19,332)	(7,158)

Increase (decrease) in net assets from operations	$(973)	$(163,750)	$(19,344)	$(7,170)

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity-Income Subaccount	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Net investment income (loss)
Income:
Dividends	$391,814	$495,059	$—	$12,030
Expenses:
Administrative, mortality and expense risk charge	767,925	467,245	117,064	6,713

Net investment income (loss)	(376,111)	27,814	(117,064)	5,317
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	13,404,099	2,493,843	—	—
Proceeds from sales	16,202,796	10,890,799	4,177,274	35,380
Cost of investments sold	11,372,700	8,823,273	2,955,352	27,248

Net realized capital gains (losses) on investments	18,234,195	4,561,369	1,221,922	8,132
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	12,294,320	4,937,489	1,086,707	67,272
End of period	2,318,695	462,892	1,424,224	67,633

Net change in unrealized appreciation/depreciation of investments	(9,975,625)	(4,474,597)	337,517	361

Net realized and unrealized capital gains (losses) on investments	8,258,570	86,772	1,559,439	8,493

Increase (decrease) in net assets from operations	$7,882,459	$114,586	$1,442,375	$13,810

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL JPMorgan Core Bond Subaccount		WRL Asset Allocation - Conservative Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$3,408,151	$4,211,977	$1,975,913	$2,446,788
Net realized capital gains (losses) on investments	(820,523)	(1,361,333)	8,907,467	11,397,254
Net change in unrealized appreciation/depreciation of investments	2,196,268	(307,555)	(4,241,618)	(3,126,756)

Increase (decrease) in net assets from operations	4,783,896	2,543,089	6,641,762	10,717,286
Contract transactions
Net contract purchase payments	1,373,551	2,136,402	2,012,065	2,186,222
Transfer payments from (to) other subaccounts or general account	(1,970,167)	(7,576,191)	21,848,222	8,596,588
Contract terminations, withdrawals, and other deductions	(18,839,556)	(21,428,720)	(27,707,384)	(27,293,684)
Contract maintenance charges	(139,326)	(163,807)	(278,201)	(279,497)

Increase (decrease) in net assets from contract transactions	(19,575,498)	(27,032,316)	(4,125,298)	(16,790,371)

Net increase (decrease) in net assets	(14,791,602)	(24,489,227)	2,516,464	(6,073,085)
Net assets:
Beginning of the period	100,664,163	125,153,390	135,219,001	141,292,086

End of the period	$85,872,561	$100,664,163	$137,735,465	$135,219,001

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Asset Allocation - Growth Subaccount		WRL Asset Allocation - Moderate Growth Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 2,212,906	$(1,354,253)	$4,874,124	$887,921
Net realized capital gains (losses) on investments	29,034,112	29,064,678	42,140,480	35,720,068
Net change in unrealized appreciation/depreciation of investments	(13,436,849)	7,190,527	(13,949,019)	21,489,316

Increase (decrease) in net assets from operations	17,810,169	34,900,952	33,065,585	58,097,305
Contract transactions
Net contract purchase payments	6,210,136	8,131,415	9,753,993	13,317,389
Transfer payments from (to) other subaccounts or general account	5,045,513	29,989,292	16,102,877	61,036,308
Contract terminations, withdrawals, and other deductions	(45,907,377)	(31,562,621)	(86,889,860)	(59,593,347)
Contract maintenance charges	(677,174)	(649,380)	(1,219,358)	(1,160,657)

Increase (decrease) in net assets from contract transactions	(35,328,903)	5,908,706	(62,252,348)	13,599,693

Net increase (decrease) in net assets	(17,518,734)	40,809,658	(29,186,763)	71,696,998
Net assets:
Beginning of the period	291,511,214	250,701,556	544,497,238	472,800,240

End of the period	$273,992,480	$291,511,214	$515,310,475	$544,497,238

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Asset Allocation - Moderate Subaccount		WRL International Moderate Growth Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$6,602,367	$5,149,155	$(12,298)	$(21,625)
Net realized capital gains (losses) on investments	31,157,534	35,670,677	440,630	3,386
Net change in unrealized appreciation/depreciation of investments	(9,415,594)	1,802,482	58,101	276,833

Increase (decrease) in net assets from operations	28,344,307	42,622,314	486,433	258,594
Contract transactions
Net contract purchase payments	6,668,021	11,239,256	291,272	91,636
Transfer payments from (to) other subaccounts or general account	10,604,059	28,701,417	9,999,016	4,168,286
Contract terminations, withdrawals, and other deductions	(73,219,817)	(64,872,532)	(1,128,589)	(235,109)
Contract maintenance charges	(1,002,396)	(996,707)	(13,584)	(2,124)

Increase (decrease) in net assets from contract transactions	(56,950,133)	(25,928,566)	9,148,115	4,022,689

Net increase (decrease) in net assets	(28,605,826)	16,693,748	9,634,548	4,281,283
Net assets:
Beginning of the period	461,798,896	445,105,148	4,281,283	—

End of the period	$433,193,070	$461,798,896	$13,915,831	$4,281,283

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL MFS International Equity Subaccount		WRL Capital Guardian US Equity Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(627,838)	$(4,776)	$(209,955)	$(282,658)
Net realized capital gains (losses) on investments	30,932,826	10,364,647	3,828,388	4,574,947
Net change in unrealized appreciation/depreciation of investments	(20,927,055)	10,509,711	(3,857,120)	(1,553,786)

Increase (decrease) in net assets from operations	9,377,933	20,869,582	(238,687)	2,738,503
Contract transactions
Net contract purchase payments	2,267,865	2,284,734	491,555	612,192
Transfer payments from (to) other subaccounts or general account	(6,021,295)	25,692,075	(2,248,448)	(1,891,366)
Contract terminations, withdrawals, and other deductions	(23,903,798)	(15,560,371)	(3,684,123)	(4,007,108)
Contract maintenance charges	(244,545)	(211,108)	(51,002)	(51,620)

Increase (decrease) in net assets from contract transactions	(27,901,773)	12,205,330	(5,492,018)	(5,337,902)

Net increase (decrease) in net assets	(18,523,840)	33,074,912	(5,730,705)	(2,599,399)
Net assets:
Beginning of the period	126,026,993	92,952,081	32,165,384	34,764,783

End of the period	$107,503,153	$126,026,993	$26,434,679	$32,165,384

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Capital Guardian Value Subaccount		WRL Clarion Global Real Estate Securities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(204,661)	$48,951	$7,055,836	$(13,318)
Net realized capital gains (losses) on investments	7,656,363	8,745,702	37,606,957	26,250,739
Net change in unrealized appreciation/depreciation of investments	(11,433,092)	(347,638)	(55,944,432)	26,042,129

Increase (decrease) in net assets from operations	(3,981,390)	8,447,015	(11,281,639)	52,279,550
Contract transactions
Net contract purchase payments	1,435,222	1,399,929	2,485,888	2,430,155
Transfer payments from (to) other subaccounts or general account	(7,637,191)	5,056,618	(41,934,259)	26,805,342
Contract terminations, withdrawals, and other deductions	(8,522,386)	(6,592,884)	(31,859,710)	(21,350,868)
Contract maintenance charges	(119,847)	(115,037)	(282,152)	(248,148)

Increase (decrease) in net assets from contract transactions	(14,844,202)	(251,374)	(71,590,233)	7,636,481

Net increase (decrease) in net assets	(18,825,592)	8,195,641	(82,871,872)	59,916,031
Net assets:
Beginning of the period	68,330,623	60,134,982	190,561,663	130,645,632

End of the period	$49,505,031	$68,330,623	$107,689,791	$190,561,663

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Federated Market Opportunity		WRL Transamerica Science & Technology
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$4,158,032	$667,035	$(230,222)	$(236,220)
Net realized capital gains (losses) on investments	(2,128,034)	25,082,162	1,303,173	2,636,586
Net change in unrealized appreciation/depreciation of investments	(6,497,794)	(22,176,066)	3,162,423	(2,503,446)

Increase (decrease) in net assets from operations	(4,467,796)	3,573,131	4,235,374	(103,080)
Contract transactions
Net contract purchase payments	3,590,712	5,410,302	248,214	687,701
Transfer payments from (to) other subaccounts or general account	(35,243,204)	(39,066,726)	6,050,350	(5,501,780)
Contract terminations, withdrawals, and other deductions	(37,547,125)	(40,441,222)	(3,151,689)	(2,493,424)
Contract maintenance charges	(321,891)	(430,595)	(34,363)	(43,815)

Increase (decrease) in net assets from contract transactions	(69,521,508)	(74,528,241)	3,112,512	(7,351,318)

Net increase (decrease) in net assets	(73,989,304)	(70,955,110)	7,347,886	(7,454,398)
Net assets:
Beginning of the period	230,398,865	301,353,975	13,775,958	21,230,356

End of the period	$156,409,561	$230,398,865	$21,123,844	$13,775,958

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL JPMorgan Mid-Cap Value Subaccount		WRL JPMorgan Enhanced Index Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(211,673)	$(335,548)	$(30,389)	$(49,363)
Net realized capital gains (losses) on investments	6,033,760	9,621,581	1,483,843	1,071,558
Net change in unrealized appreciation/depreciation of investments	(4,752,366)	(1,407,640)	(1,084,041)	346,248

Increase (decrease) in net assets from operations	1,069,721	7,878,393	369,413	1,368,443
Contract transactions
Net contract purchase payments	4	(10,483)	184,682	341,588
Transfer payments from (to) other subaccounts or general account	(5,166,471)	(11,741,283)	(778,359)	(1,667,166)
Contract terminations, withdrawals, and other deductions	(7,789,860)	(7,535,319)	(2,033,000)	(2,189,223)
Contract maintenance charges	(82,983)	(98,009)	(21,553)	(22,195)

Increase (decrease) in net assets from contract transactions	(13,039,310)	(19,385,094)	(2,648,230)	(3,536,996)

Net increase (decrease) in net assets	(11,969,589)	(11,506,701)	(2,278,817)	(2,168,553)
Net assets:
Beginning of the period	50,994,113	62,500,814	12,239,186	14,407,739

End of the period	$39,024,524	$50,994,113	$9,960,369	$12,239,186

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Marsico Growth Subaccount		WRL BlackRock Large Cap Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(453,025)	$(463,707)	$(584,349)	$(1,147,438)
Net realized capital gains (losses) on investments	4,269,592	2,879,251	22,813,759	12,871,906
Net change in unrealized appreciation/depreciation of investments	1,781,855	(1,227,343)	(18,195,047)	6,531,175

Increase (decrease) in net assets from operations	5,598,422	1,188,201	4,034,363	18,255,643
Contract transactions
Net contract purchase payments	452,075	605,448	1,817,129	2,194,178
Transfer payments from (to) other subaccounts or general account	5,069,025	(5,184,555)	(13,060,146)	2,519,343
Contract terminations, withdrawals, and other deductions	(6,404,945)	(4,899,397)	(22,832,961)	(18,756,489)
Contract maintenance charges	(61,318)	(65,394)	(202,570)	(227,437)

Increase (decrease) in net assets from contract transactions	(945,163)	(9,543,898)	(34,278,549)	(14,270,405)

Net increase (decrease) in net assets	4,653,259	(8,355,697)	(30,244,186)	3,985,238
Net assets:
Beginning of the period	32,843,349	41,199,046	129,910,743	125,925,505

End of the period	$37,496,608	$32,843,349	$99,666,557	$129,910,743

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL MFS High Yield Subaccount		WRL Munder Net50 Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$709,525	$1,947,254	$(289,923)	$(327,434)
Net realized capital gains (losses) on investments	(615,286)	199,401	3,357,247	1,696,197
Net change in unrealized appreciation/depreciation of investments	517,434	(71,962)	(283,823)	(2,217,298)

Increase (decrease) in net assets from operations	611,673	2,074,693	2,783,501	(848,535)
Contract transactions
Net contract purchase payments	181,826	302,144	366,624	460,085
Transfer payments from (to) other subaccounts or general account	(10,201,553)	4,737,499	1,274,255	(1,463,480)
Contract terminations, withdrawals, and other deductions	(4,291,658)	(3,143,347)	(5,440,014)	(3,115,045)
Contract maintenance charges	(25,497)	(24,745)	(45,649)	(48,917)

Increase (decrease) in net assets from contract transactions	(14,336,883)	1,871,551	(3,844,784)	(4,167,357)

Net increase (decrease) in net assets	(13,725,210)	3,946,244	(1,061,283)	(5,015,892)
Net assets:
Beginning of the period	24,058,340	20,112,096	19,979,428	24,995,320

End of the period	$10,333,130	$24,058,340	$18,918,145	$19,979,428

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL PIMCO Total Return Subaccount		WRL Legg Mason Partners All Cap Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$539,315	$924,645	$(100,818)	$(412,360)
Net realized capital gains (losses) on investments	601,686	203,687	7,903,329	18,258,086
Net change in unrealized appreciation/depreciation of investments	2,016,084	79,161	(7,576,179)	(2,615,919)

Increase (decrease) in net assets from operations	3,157,085	1,207,493	226,332	15,229,807
Contract transactions
Net contract purchase payments	894,839	1,350,714	1,380,215	1,764,867
Transfer payments from (to) other subaccounts or general account	1,571,431	(1,152,589)	(10,294,522)	(12,099,954)
Contract terminations, withdrawals, and other deductions	(7,269,967)	(7,427,272)	(15,021,673)	(15,594,774)
Contract maintenance charges	(91,545)	(96,000)	(157,506)	(174,042)

Increase (decrease) in net assets from contract transactions	(4,895,242)	(7,325,147)	(24,093,486)	(26,103,903)

Net increase (decrease) in net assets	(1,738,157)	(6,117,654)	(23,867,154)	(10,874,096)
Net assets:
Beginning of the period	46,578,057	52,695,711	96,306,893	107,180,989

End of the period	$44,839,900	$46,578,057	$72,439,739	$96,306,893

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL T. Rowe Price Equity Income Subaccount		WRL T. Rowe Price Small Cap Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$538,511	$288,400	$(595,637)	$(776,544)
Net realized capital gains (losses) on investments	8,551,205	8,766,119	3,921,687	6,107,938
Net change in unrealized appreciation/depreciation of investments	(7,734,169)	1,680,531	(12,533)	(3,604,743)

Increase (decrease) in net assets from operations	1,355,547	10,735,050	3,313,517	1,726,651
Contract transactions
Net contract purchase payments	1,148,338	1,248,407	520,886	1,060,117
Transfer payments from (to) other subaccounts or general account	4,676,369	(369,054)	(2,585,240)	(29,951,851)
Contract terminations, withdrawals, and other deductions	(12,792,477)	(8,119,661)	(6,518,059)	(6,837,934)
Contract maintenance charges	(95,842)	(87,422)	(85,313)	(110,150)

Increase (decrease) in net assets from contract transactions	(7,063,612)	(7,327,730)	(8,667,726)	(35,839,818)

Net increase (decrease) in net assets	(5,708,065)	3,407,320	(5,354,209)	(34,113,167)
Net assets:
Beginning of the period	71,409,089	68,001,769	44,109,717	78,222,884

End of the period	$65,701,024	$71,409,089	$38,755,508	$44,109,717

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Templeton Transamerica Global Subaccount		WRL Third Avenue Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$397,402	$(258,191)	$6,403,218	$(1,820,090)
Net realized capital gains (losses) on investments	15,476,329	9,413,754	67,095,956	38,938,222
Net change in unrealized appreciation/depreciation of investments	16,317,334	31,597,875	(71,219,180)	1,483,285

Increase (decrease) in net assets from operations	32,191,065	40,753,438	2,279,994	38,601,417
Contract transactions
Net contract purchase payments	3,231,859	3,647,794	4,426,574	5,243,914
Transfer payments from (to) other subaccounts or general account	2,109,203	(15,308,147)	(28,777,074)	3,519,277
Contract terminations, withdrawals, and other deductions	(47,381,702)	(41,577,514)	(50,456,641)	(37,124,823)
Contract maintenance charges	(373,896)	(400,187)	(449,361)	(467,386)

Increase (decrease) in net assets from contract transactions	(42,414,536)	(53,638,054)	(75,256,502)	(28,829,018)

Net increase (decrease) in net assets	(10,223,471)	(12,884,616)	(72,976,508)	9,772,399
Net assets:
Beginning of the period	256,653,050	269,537,666	294,909,876	285,137,477

End of the period	$246,429,579	$256,653,050	$221,933,368	$294,909,876

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Transamerica Balanced Subaccount		WRL Transamerica Convertible Securities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(106,462)	$(112,735)	$87,946	$27,378
Net realized capital gains (losses) on investments	1,485,205	1,290,272	2,558,497	691,454
Net change in unrealized appreciation/depreciation of investments	2,351,859	819,849	212,186	930,137

Increase (decrease) in net assets from operations	3,730,602	1,997,386	2,858,629	1,648,969
Contract transactions
Net contract purchase payments	597,963	498,889	377,134	503,077
Transfer payments from (to) other subaccounts or general account	4,362,501	12,034,312	416,722	(8,364)
Contract terminations, withdrawals, and other deductions	(4,901,641)	(2,592,669)	(3,592,957)	(2,470,940)
Contract maintenance charges	(87,211)	(75,797)	(30,195)	(31,455)

Increase (decrease) in net assets from contract transactions	(28,388)	9,864,735	(2,829,296)	(2,007,682)

Net increase (decrease) in net assets	3,702,214	11,862,121	29,333	(358,713)
Net assets:
Beginning of the period	31,796,183	19,934,062	18,606,310	18,965,023

End of the period	$35,498,397	$31,796,183	$18,635,643	$18,606,310

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Transamerica Equity Subaccount		WRL Transamerica Growth Opportunities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(9,181,776)	$(4,844,235)	$(941,674)	$(942,598)
Net realized capital gains (losses) on investments	32,475,119	(8,002,926)	11,690,052	6,370,775
Net change in unrealized appreciation/depreciation of investments	71,473,264	40,522,289	2,517,758	(2,970,742)

Increase (decrease) in net assets from operations	94,766,607	27,675,128	13,266,136	2,457,435
Contract transactions
Net contract purchase payments	9,822,775	5,919,869	842,770	1,502,198
Transfer payments from (to) other subaccounts or general account	(57,457,290)	484,623,071	(2,564,970)	(1,640,277)
Contract terminations, withdrawals, and other deductions	(128,915,494)	(52,122,458)	(14,240,073)	(9,476,267)
Contract maintenance charges	(1,146,580)	(619,032)	(131,371)	(144,297)

Increase (decrease) in net assets from contract transactions	(177,696,589)	437,801,450	(16,093,644)	(9,758,643)

Net increase (decrease) in net assets	(82,929,982)	465,476,578	(2,827,508)	(7,301,208)
Net assets:
Beginning of the period	743,273,921	277,797,343	73,441,515	80,742,723

End of the period	$660,343,939	$743,273,921	$70,614,007	$73,441,515

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Transamerica Money Market Subaccount		WRL Transamerica Small/Mid-Cap Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$3,762,096	$3,884,578	$(199,411)	$(189,819)
Net realized capital gains (losses) on investments	(31)	—	7,665,779	3,969,471
Net change in unrealized appreciation/depreciation of investments	(270)	—	650,744	1,088,205

Increase (decrease) in net assets from operations	3,761,795	3,884,578	8,117,112	4,867,857
Contract transactions
Net contract purchase payments	3,941,037	5,909,088	934,128	900,679
Transfer payments from (to) other subaccounts or general account	55,662,840	21,274,350	10,911,019	4,281,970
Contract terminations, withdrawals, and other deductions	(57,815,314)	(48,672,743)	(10,426,629)	(3,479,910)
Contract maintenance charges	(182,962)	(211,770)	(71,941)	(61,399)

Increase (decrease) in net assets from contract transactions	1,605,601	(21,701,075)	1,346,578	1,641,340

Net increase (decrease) in net assets	5,367,396	(17,816,497)	9,463,690	6,509,197
Net assets:
Beginning of the period	98,729,624	116,546,121	36,519,785	30,010,588

End of the period	$104,097,020	$98,729,624	$45,983,475	$36,519,785

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Transamerica U.S. Government Securities Subaccount		WRL Transamerica Value Balanced Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$328,659	$189,548	$2,853,827	$3,244,677
Net realized capital gains (losses) on investments	(93,008)	(132,185)	10,637,973	12,774,372
Net change in unrealized appreciation/depreciation of investments	163,354	81,102	408,040	20,155,291

Increase (decrease) in net assets from operations	399,005	138,465	13,899,840	36,174,340
Contract transactions
Net contract purchase payments	337,610	138,826	3,709,079	3,267,380
Transfer payments from (to) other subaccounts or general account	845,089	(827,120)	(8,757,272)	(19,148,168)
Contract terminations, withdrawals, and other deductions	(1,352,670)	(1,216,141)	(51,688,520)	(48,743,757)
Contract maintenance charges	(21,066)	(22,432)	(347,934)	(389,729)

Increase (decrease) in net assets from contract transactions	(191,037)	(1,926,867)	(57,084,647)	(65,014,274)

Net increase (decrease) in net assets	207,968	(1,788,402)	(43,184,807)	(28,839,934)
Net assets:
Beginning of the period	8,452,354	10,240,756	272,821,579	301,661,513

End of the period	$8,660,322	$8,452,354	$229,636,772	$272,821,579

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	WRL Van Kampen Mid-Cap Growth Subaccount		Fidelity VIP Contrafund® Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(2,762,534)	$(3,021,632)	$(376,111)	$(242,063)
Net realized capital gains (losses) on investments	(7,696,457)	(26,501,787)	18,234,195	9,879,477
Net change in unrealized appreciation/depreciation of investments	49,188,786	46,861,815	(9,975,625)	(4,503,234)

Increase (decrease) in net assets from operations	38,729,795	17,338,396	7,882,459	5,134,180
Contract transactions
Net contract purchase payments	2,609,583	3,779,737	679,126	873,754
Transfer payments from (to) other subaccounts or general account	(2,164,862)	(22,173,201)	904,061	(5,565,926)
Contract terminations, withdrawals, and other deductions	(38,340,963)	(35,990,908)	(8,997,921)	(7,828,458)
Contract maintenance charges	(343,992)	(387,515)	(107,293)	(110,696)

Increase (decrease) in net assets from contract transactions	(38,240,234)	(54,771,887)	(7,522,027)	(12,631,326)

Net increase (decrease) in net assets	489,561	(37,433,491)	360,432	(7,497,146)
Net assets:
Beginning of the period	202,779,630	240,213,121	54,525,571	62,022,717

End of the period	$203,269,191	$202,779,630	$54,886,003	$54,525,571

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Equity-Income Subaccount		Fidelity VIP Growth Opportunities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$27,814	$509,051	$(117,064)	$(61,150)
Net realized capital gains (losses) on investments	4,561,369	4,816,978	1,221,922	625,517
Net change in unrealized appreciation/depreciation of investments	(4,474,597)	(93,273)	337,517	(392,908)

Increase (decrease) in net assets from operations	114,586	5,232,756	1,442,375	171,459
Contract transactions
Net contract purchase payments	509,900	673,058	153,850	101,917
Transfer payments from (to) other subaccounts or general account	(819,760)	2,335,805	3,088,402	(95,168)
Contract terminations, withdrawals, and other deductions	(5,266,688)	(3,413,651)	(1,374,523)	(1,081,423)
Contract maintenance charges	(62,017)	(60,147)	(17,895)	(15,897)

Increase (decrease) in net assets from contract transactions	(5,638,564)	(464,935)	1,849,834	(1,090,571)

Net increase (decrease) in net assets	(5,523,978)	4,767,821	3,292,209	(919,112)
Net assets:
Beginning of the period	34,765,816	29,997,995	6,592,050	7,511,162

End of the period	$29,241,838	$34,765,816	$9,884,259	$6,592,050

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Index 500 Subaccount		ProFund VP Bull Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$5,317	$(875)	$(73,623)	$(19,640)
Net realized capital gains (losses) on investments	8,132	2,083	(112,261)	405,518
Net change in unrealized appreciation/depreciation of investments	361	42,717	56,467	(57,354)

Increase (decrease) in net assets from operations	13,810	43,925	(129,417)	328,524
Contract transactions
Net contract purchase payments	0	14,345	56,957	6,069
Transfer payments from (to) other subaccounts or general account	(11)	(28,175)	(12,759,481)	15,396,621
Contract terminations, withdrawals, and other deductions	(28,642)	(118)	(1,014,991)	(96,966)
Contract maintenance charges	(25)	(28)	(11,355)	(6,470)

Increase (decrease) in net assets from contract transactions	(28,678)	(13,976)	(13,728,871)	15,299,254

Net increase (decrease) in net assets	(14,868)	29,949	(13,858,288)	15,627,778
Net assets:
Beginning of the period	376,853	346,904	15,627,778	—

End of the period	$361,985	$376,853	$1,769,490	$15,627,778

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Year Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Money Market Subaccount		ProFund VP NASDAQ-100 Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$193,394	$133,134	$(73,092)	$(11,756)
Net realized capital gains (losses) on investments	173	—	187,009	100,502
Net change in unrealized appreciation/depreciation of investments	—	—	33,611	(55,776)

Increase (decrease) in net assets from operations	193,567	133,134	147,528	32,970
Contract transactions
Net contract purchase payments	63,553	385,432	69,752	48,862
Transfer payments from (to) other subaccounts or general account	39,700,612	1,417,869	(1,926,585)	4,152,456
Contract terminations, withdrawals, and other deductions	(3,691,081)	(1,282,522)	(819,742)	(32,619)
Contract maintenance charges	(23,105)	(15,345)	(8,189)	(993)

Increase (decrease) in net assets from contract transactions	36,049,979	505,434	(2,684,764)	4,167,706

Net increase (decrease) in net assets	36,243,546	638,568	(2,537,236)	4,200,676
Net assets:
Beginning of the period	638,568	—	4,200,676	—

End of the period	$36,882,114	$638,568	$1,663,440	$4,200,676

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Year Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Short Small-Cap Subaccount		ProFund VP Small-Cap Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$243,155	$(31,998)	$(56,086)	$(54,562)
Net realized capital gains (losses) on investments	(1,677,431)	(1,129,454)	(863,785)	625,846
Net change in unrealized appreciation/depreciation of investments	7,751	(2,665)	(101,768)	65,987

Increase (decrease) in net assets from operations	(1,426,525)	(1,164,117)	(1,021,639)	637,271
Contract transactions
Net contract purchase payments	36,639	178,742	30,192	17,239
Transfer payments from (to) other subaccounts or general account	2,888,596	1,434,720	(5,089,429)	8,374,709
Contract terminations, withdrawals, and other deductions	(1,075,123)	(242,227)	(811,061)	(631,492)
Contract maintenance charges	(7,516)	(1,538)	(5,555)	(3,710)

Increase (decrease) in net assets from contract transactions	1,842,596	1,369,697	(5,875,853)	7,756,746

Net increase (decrease) in net assets	416,071	205,580	(6,897,492)	8,394,017
Net assets:
Beginning of the period	205,580	—	8,394,017	—

End of the period	$621,651	$205,580	$1,496,525	$8,394,017

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Access VP High Yield Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP UltraSmall-Cap Subaccount
	2007 (1)	2007 (1)	2007 (1)	2007 (1)
Operations
Net investment income (loss)	$25,927	$(5,138)	$(6,228)	$(801)
Net realized capital gains (losses) on investments	(28,292)	1,370	64,036	9,239
Net change in unrealized appreciation/depreciation of investments	19	(99,521)	85,978	(43,708)

Increase (decrease) in net assets from operations	(2,346)	(103,289)	143,786	(35,270)
Contract transactions
Net contract purchase payments	152	8,616	2,195	45
Transfer payments from (to) other subaccounts or general account	157,899	4,627,022	1,919,807	244,456
Contract terminations, withdrawals, and other deductions	(141,228)	(7,932)	(40,141)	(1,151)
Contract maintenance charges	(577)	(337)	(911)	(35)

Increase (decrease) in net assets from contract transactions	16,245	4,627,369	1,880,950	243,315

Net increase (decrease) in net assets	13,899	4,524,080	2,024,736	208,045
Net assets:
Beginning of the period	—	—	—	—

End of the period	$13,899	$4,524,080	$2,024,736	$208,045

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Year Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Utilities Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Pharmaceuticals Subaccount	ProFund VP Small- Cap Value Subaccount
	2007 (1)	2007 (1)	2007 (1)	2007 (1)
Operations
Net investment income (loss)	$(7,216)	$(47)	$(80)	$(69)
Net realized capital gains (losses) on investments	7,726	1,247	19	(170)
Net change in unrealized appreciation/depreciation of investments	(552)	(479)	(607)	(739)

Increase (decrease) in net assets from operations	(42)	721	(668)	(978)
Contract transactions
Net contract purchase payments	9,071	0	3	0
Transfer payments from (to) other subaccounts or general account	6,095,800	7,014	54,351	9,985
Contract terminations, withdrawals, and other deductions	(14,228)	(213)	—	—
Contract maintenance charges	(766)	—	(5)	(7)

Increase (decrease) in net assets from contract transactions	6,089,877	6,801	54,349	9,978

Net increase (decrease) in net assets	6,089,835	7,522	53,681	9,000
Net assets:
Beginning of the period	—	—	—	—

End of the period	$6,089,835	$7,522	$53,681	$9,000

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Falling US Dollar Subaccount	ProFund VP Emerging Markets Subaccount	ProFund VP International Subaccount	ProFund VP Asia 30 Subaccount
	2007 (1)	2007 (1)	2007 (1)	2007 (1)
Operations
Net investment income (loss)	$(504)	$(12,248)	$(2,844)	$(14,187)
Net realized capital gains (losses) on investments	202	(32,153)	(439,926)	385,223
Net change in unrealized appreciation/depreciation of investments	1,747	(47,695)	(4,629)	(293,447)

Increase (decrease) in net assets from operations	1,445	(92,096)	(447,399)	77,589
Contract transactions
Net contract purchase payments	0	4,740	604	5,610
Transfer payments from (to) other subaccounts or general account	168,224	1,651,943	627,735	3,652,076
Contract terminations, withdrawals, and other deductions	(4,483)	(112,871)	(19,324)	(116,140)
Contract maintenance charges	(11)	(869)	(289)	(1,710)

Increase (decrease) in net assets from contract transactions	163,731	1,542,942	608,726	3,539,836

Net increase (decrease) in net assets	165,176	1,450,846	161,327	3,617,425
Net assets:
Beginning of the period	—	—	—	—

End of the period	$165,176	$1,450,846	$161,327	$3,617,425

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Japan Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP Basic Materials Subaccount
	2007 (1)	2007 (1)	2007 (1)	2007 (1)
Operations
Net investment income (loss)	$(176)	$4,948	$2,047	$(7,761)
Net realized capital gains (losses) on investments	6,988	(14,159)	(19,218)	8,617
Net change in unrealized appreciation/depreciation of investments	(654)	(564)	(13,965)	36,538

Increase (decrease) in net assets from operations	6,158	(9,775)	(31,136)	37,394
Contract transactions
Net contract purchase payments	3	2	1,852	6,588
Transfer payments from (to) other subaccounts or general account	7,729	36,219	1,479,156	4,277,543
Contract terminations, withdrawals, and other deductions	(1,483)	(650)	(5,645)	(47,787)
Contract maintenance charges	(7)	—	(123)	(835)

Increase (decrease) in net assets from contract transactions	6,242	35,571	1,475,240	4,235,509

Net increase (decrease) in net assets	12,400	25,796	1,444,104	4,272,903
Net assets:
Beginning of the period	—	—	—	—

End of the period	$12,400	$25,796	$1,444,104	$4,272,903

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Financials Subaccount	ProFund VP Precious Metals Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP Mid- Cap Subaccount
	2007 (1)	2007 (1)	2007 (1)	2007 (1)
Operations
Net investment income (loss)	$(207)	$(3,529)	$(46)	$(1,251)
Net realized capital gains (losses) on investments	(3,227)	(4,431)	(221)	(162,184)
Net change in unrealized appreciation/depreciation of investments	(5,739)	(90,662)	(706)	(315)

Increase (decrease) in net assets from operations	(9,173)	(98,622)	(973)	(163,750)
Contract transactions
Net contract purchase payments	—	29,217	3	123
Transfer payments from (to) other subaccounts or general account	54,604	2,919,749	22,690	186,139
Contract terminations, withdrawals, and other deductions	(464)	(85,874)	—	(6,947)
Contract maintenance charges	(10)	(1,171)	—	(125)

Increase (decrease) in net assets from contract transactions	54,130	2,861,922	22,693	179,190

Net increase (decrease) in net assets	44,957	2,763,300	21,720	15,440
Net assets:
Beginning of the period	—	—	—	—

End of the period	$44,957	$2,763,300	$21,720	$15,440

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount
	2007 (1)	2007 (1)
Operations
Net investment income (loss)	$(12)	$(12)
Net realized capital gains (losses) on investments	(19,332)	(7,158)
Net change in unrealized appreciation/depreciation of investments	—	—

Increase (decrease) in net assets from operations	(19,344)	(7,170)
Contract transactions
Net contract purchase payments	3	3
Transfer payments from (to) other subaccounts or general account	19,341	7,167
Contract terminations, withdrawals, and other deductions	—	—
Contract maintenance charges	—	—

Increase (decrease) in net assets from contract transactions	19,344	7,170

Net increase (decrease) in net assets	—	—
Net assets:
Beginning of the period	—	—

End of the period	$—	$—

See accompanying notes.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies

Organization

The WRL Series Annuity Account (the Mutual Fund Account) was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio (WRL) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Mutual Fund Account encompasses the following tax-deferred variable annuity Contracts (the Contracts) issued by WRL:

Class A:

WRL Freedom Variable Annuity

WRL Freedom Attainer

Class B:

WRL Freedom Bellwether

WRL Freedom Conqueror

WRL Freedom Wealth Creator

WRL Freedom Premier

Class C:

WRL Freedom Premier

WRL Freedom Access

WRL Feedom Enhancer

Class D:

WRL Freedom Access

WRL Feedom Enhancer

Class E:

WRL Freedom Select

Class F:

WRL Freedom Premier II

Class G:

WRL Freedom Premier II

WRL Freedom Access II

Class H:

WRL Freedom Enhancer II

Class I:

WRL Freedom Enhancer II

The Mutual Fund Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the Portfolio) of a Series Fund. The Mutual Fund Account contains multiple funds. Each is registered as an open-ended management investment company under the Investment Company Act of 1940, as amended.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Series Fund:

AEGON/Transamerica Series Trust:

JPMorgan Core Bond

Asset Allocation - Conservative Portfolio

Asset Allocation - Growth Portfolio

Asset Allocation - Moderate Growth Portfolio

Asset Allocation - Moderate Portfolio

MFS International Equity

Capital Guardian US Equity

Capital Guardian Value

Clarion Global Real Estate Securities

Federated Market Opportunity

Transamerica Science & Technology

International Moderate Growth Fund

JPMorgan Mid-Cap Value

JPMorgan Enhanced Index

Marsico Growth

BlackRock Large Cap Value

MFS High Yield

Munder Net50

PIMCO Total Return

Leggs Mason Partner All Cap

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Templeton Transamerica Global

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Small/Mid-Cap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Van Kampen Mid-Cap Growth

Mutual Fund Account classes A, B, C, D, and E invest in AEGON/Transamerica Series Trust initial class shares.

Mutual Fund Account clasess F, G, H, and I invest in AEGON/Transamerica Series Trust service class shares.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

Variable Insurance Products Fund-Service Class 2:

Fidelity VIP Index 500

Fidelity-VIP Contrafund® Portfolio

Fidelity-VIP Equity-Income Portfolio

Fidelity-VIP Growth Opportunities Portfolio

Profunds

ProFund VP Bull

ProFund VP Money Market

ProFund VP NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

Access VP High Yield

ProFund VP Europe 30

ProFund VP Oil & Gas

ProFund VP UltraSmall-Cap

ProFund VP Utilities

ProFund VP Consumer Services

ProFund VP Pharmaceuticals

ProFund VP Small-Cap Value

ProFund VP Falling US Dollar

ProFund VP Emerging Markets

ProFund VP International

ProFund VP Asia 30

ProFund VP Japan

ProFund VP Short NASDAQ-100

ProFund VP U.S. Government Plus

ProFund VP Basic Materials

ProFund VP Financials

ProFund VP Precious Metals

ProFund VP Telecommunications

ProFund VP Mid-Cap

ProFund VP Short Emerging Markets

ProFund VP Short International

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Transamerica Equity	May 1, 2002
Transamerica U.S. Government Securities	May 1, 2002
MFS High Yield	May 1, 2003
Transamerica Small/Mid Cap Value	April 30, 2004
Fidelity VIP Index 500 Portfolio	April 30, 2004
International Moderate Growth Fund	May 1, 2006
ProFund VP Bull	June 12, 2006
ProFund VP Money Market	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Small-Cap	June 12, 2006
Access VP High Yield	August 31, 2007
ProFund VP Europe 30	August 31, 2007
ProFund VP Oil & Gas	August 31, 2007
ProFund VP UltraSmall-Cap	August 31, 2007
ProFund VP Utilities	August 31, 2007
ProFund VP Consumer Services	August 31, 2007
ProFund VP Pharmaceuticals	August 31, 2007
ProFund VP Small-Cap Value	August 31, 2007
ProFund VP Falling US Dollar	August 31, 2007
ProFund VP Emerging Markets	August 31, 2007
ProFund VP International	August 31, 2007
ProFund VP Asia 30	August 31, 2007
ProFund VP Japan	August 31, 2007
ProFund VP Short NASDAQ-100	August 31, 2007
ProFund VP U.S. Government Plus	August 31, 2007
ProFund VP Basic Materials	August 31, 2007
ProFund VP Financials	August 31, 2007
ProFund VP Precious Metals	August 31, 2007
ProFund VP Telecommunications	August 31, 2007
ProFund VP Mid-Cap	August 31, 2007
ProFund VP Short Emerging Markets	August 31, 2007
ProFund VP Short International	August 31, 2007

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2007:

Portfolio	Formerly
JPMorgan Core Bond	AEGON Bond
Federated Market Opportunity	Federated Growth & Income
JPMorgan Mid-Cap Value	J.P. Morgan Mid-Cap Vale
JPMorgan Enhanced Index	J.P. Morgan Enhanced Index
ProFund VP NASDAQ-100	ProFund VP OTC
ProFund VP Short NASDAQ-100	ProFund VP Short OTC

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2007.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.:
JPMorgan Core Bond
Initial	$12,136,043	$28,241,145
Service	226,919	288,745
Asset Allocation - Conservative Portfolio
Initial	42,474,819	40,202,610
Service	3,025,569	2,567,341
Asset Allocation - Growth Portfolio
Initial	53,173,572	76,108,906
Service	1,876,401	1,205,848
Asset Allocation - Moderate Growth Portfolio
Initial	65,466,449	108,322,777
Service	2,117,388	3,678,227
Asset Allocation - Moderate Portfolio
Initial	58,801,465	96,172,494
Service	1,860,288	3,408,966
International Moderate Growth Fund
Initial	11,864,462	2,823,068
Service	217,165	57,939
MFS International Equity
Initial	42,984,561	50,389,598
Service	640,180	365,094
Capital Guardian US Equity
Initial	4,997,265	8,098,652
Service	31,272	77,499
Capital Guardian Value
Initial	10,730,718	21,361,575
Service	84,313	314,021
Clarion Global Real Estate Securities
Initial	36,711,718	90,216,778
Service	725,920	2,291,291
Clarion Global Real Estate Securities
Initial	15,356,732	79,479,501
Service	558,826	929,031
Transamerica Science & Technology
Initial	9,502,021	6,669,623
Service	204,309	154,556

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

2. Investments (continued)

	Purchases	Sales
JPMorgan Mid-Cap Value
Initial	$5,470,882	$15,781,034
Service	32,924.00	97,637
JPMorgan Enhanced Index
Initial	3,436,388	5,760,450
Service	60,008	130,213
Marsico Growth
Initial	12,719,460	13,824,813
Service	100,890	84,707
BlackRock Large Cap Value
Initial	22,728,123	44,891,180
Service	420,980	566,376
MFS High Yield
Initial	20,838,645	34,489,683
Service	351,071	326,820
Munder Net50
Initial	7,738,325	11,296,215
Service	123,701	208,365
PIMCO Total Return
Initial	12,920,300	17,142,690
Service	191,241	321,552
Leggs Mason Partner All Cap
Initial	10,249,651	29,895,991
Service	113,912	243,153
T. Rowe Price Equity Income
Initial	23,181,540	23,512,424
Service	512,683	218,140
T. Rowe Price Small Cap
Initial	9,097,874	14,425,578
Service	146,217	171,801
Templeton Transamerica Global
Initial	23,241,599	65,446,584
Service	435,119	246,966
Third Avenue Value
Initial	63,533,473	95,302,325
Service	1,522,569	1,862,527
Transamerica Balanced
Initial	8,520,592	8,569,980
Service	128,073	75,207
Transamerica Convertible Securities
Initial	5,526,941	6,358,545
Service	164,807	243,654

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

2. Investments (continued)

	Purchases	Sales
Transamerica Equity
Initial	$47,687,268	$206,538,153
Service	318,801	866,968
Transamerica Growth Opportunities
Initial	18,419,799	30,538,896
Service	626,674	563,796
Transamerica Money Market
Initial	113,939,209	108,057,440
Service	2,150,298	2,669,124
Transamerica Small/Mid-Cap Value
Initial	29,395,806	25,065,411
Service	853,850	366,020
Transamerica U.S. Government Securities
Initial	4,732,678	4,557,749
Service	92,620	129,919
Transamerica Value Balanced
Initial	19,210,037	69,634,949
Service	166,572	92,155
Van Kampen Mid-Cap Growth
Initial	17,041,770	58,041,680
Service	537,572	540,832
Variable Insurance Products Fund (VIP) - Service Class 2:
Fidelity - VIP Contrafund® Portfolio	21,709,191	16,202,796
Fidelity - VIP Equity-Income Portfolio - Service Class 2	7,773,898	10,890,799
Fidelity - VIP Growth Opportunities Portfolio	5,910,379	4,177,274
Fidelity VIP Index 500	12,032	35,380
Profunds
ProFund VP Bull	57,496,297	71,279,371
ProFund VP Money Market	148,797,465	112,554,225
ProFund VP NASDAQ-100	37,522,519	40,281,919
ProFund VP Short Small-Cap	45,214,614	43,129,190
ProFund VP Small-Cap	39,016,525	44,748,685
Access VP High Yield	11,672,289	11,620,988
ProFund VP Europe 30	4,994,252	372,014
ProFund VP Oil & Gas	3,172,951	1,277,633
ProFund VP UltraSmall-Cap	550,836	308,322
ProFund VP Utilities	6,996,198	913,529
ProFund VP Consumer Services	280,498	273,745
ProFund VP Pharmaceuticals	66,601	12,332
ProFund VP Small-Cap Value	43,933	33,904
ProFund VP Falling US Dollar	208,483	45,256
ProFund VP Emerging Markets	7,683,066	6,152,372

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

2. Investments (continued)

	Purchases	Sales
ProFund VP International	$6,712,286	$6,106,404
ProFund VP Asia 30	6,616,723	3,091,075
ProFund VP Japan	393,209	387,143
ProFund VP Short NASDAQ-100	557,156	516,637
ProFund VP U.S. Government Plus	2,295,784	818,572
ProFund VP Basic Materials	5,224,189	996,440
ProFund VP Financials	106,586	52,663
ProFund VP Precious Metals	3,337,873	479,480
ProFund VP Telecommunications	46,739	24,089
ProFund VP Mid-Cap	3,408,114	3,230,175
ProFund VP Short Emerging Markets	265,550	246,218
ProFund VP Short International	286,310	279,152

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL JPMorgan Core Bond Subaccount	WRL Asset Allocation - Conservative Subaccount	WRL Asset Allocation - Growth Subaccount	WRL Asset Allocation - Moderate Growth Subaccount	WRL Asset Allocation - Moderate Subaccount	WRL International Moderate Growth Subaccount
Units outstanding at January 1, 2006	6,421,063	11,538,664	19,198,999	36,700,121	35,529,544	—
Units purchased	377,116	910,857	1,934,725	3,174,602	2,787,100	81,332
Units redeemed and transferred	(1,848,679)	(2,221,864)	(1,556,214)	(2,222,699)	(4,772,545)	333,124

Units outstanding at December 31, 2006	4,949,500	10,227,657	19,577,510	37,652,024	33,544,099	414,456
Units purchased	63,248	147,973	398,203	646,743	468,946	26,423
Units redeemed and transferred	(1,082,369)	(441,249)	(2,670,737)	(4,781,048)	(4,443,291)	815,799

Units outstanding at December 31, 2007	3,930,379	9,934,381	17,304,976	33,517,719	29,569,754	1,256,678

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL MFS International Equity Subaccount	WRL Capital Guardian US Equity Subaccount	WRL Capital Guardian Value Subaccount	WRL Clarion Global Real Estate Securities Subaccount	WRL Federated Market Opportunity Subaccount	WRL Transamerica Science & Technology Subaccount
Units outstanding at January 1, 2006	8,713,637	2,837,865	4,696,853	5,672,917	10,581,649	5,210,793
Units purchased	1,153,767	199,975	414,125	700,560	853,478	355,366
Units redeemed and transferred	(39,459)	(620,630)	(471,064)	(501,098)	(3,500,243)	(2,161,539)

Units outstanding at December 31, 2006	9,827,945	2,417,210	4,639,914	5,872,379	7,934,884	3,404,620
Units purchased	171,431	35,574	96,379	72,280	128,528	53,561
Units redeemed and transferred	(2,211,443)	(435,224)	(1,096,758)	(2,338,172)	(2,541,271)	520,956

Units outstanding at December 31, 2007	7,787,933	2,017,560	3,639,535	3,606,487	5,522,141	3,979,137

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL JPMorgan Mid- Cap Value Subaccount	WRL JPMorgan Enhanced Index Subaccount	WRL Marsico Growth Subaccount	WRL BlackRock Large Cap Value Subaccount	WRL MFS High Yield Subaccount	WRL Munder Net50 Subaccount
Units outstanding at January 1, 2006	4,123,832	1,250,275	4,318,108	6,024,737	1,703,957	2,464,061
Units purchased	190,318	92,996	325,387	576,482	601,641	154,638
Units redeemed and transferred	(1,405,989)	(409,949)	(1,322,622)	(1,212,097)	(443,165)	(596,948)

Units outstanding at December 31, 2006	2,908,161	933,322	3,320,873	5,389,122	1,862,433	2,021,751
Units purchased	—	13,735	41,467	75,621	13,846	35,522
Units redeemed and transferred	(713,988)	(210,403)	(183,534)	(1,457,871)	(1,079,739)	(410,489)

Units outstanding at December 31, 2007	2,194,173	736,654	3,178,806	4,006,872	796,540	1,646,784

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL PIMCO Total Return Subaccount	WRL Legg Mason Partners All Cap Subaccount	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Templeton Transamerica Global Subaccount	WRL Third Avenue Value Subaccount
Units outstanding at January 1, 2006	4,664,844	7,358,240	6,134,141	6,205,377	9,167,189	11,488,858
Units purchased	261,716	478,093	597,935	579,547	830,075	1,175,199
Units redeemed and transferred	(908,627)	(2,180,928)	(1,244,779)	(3,325,355)	(2,513,728)	(2,281,265)

Units outstanding at December 31, 2006	4,017,933	5,655,405	5,487,297	3,459,569	7,483,536	10,382,792
Units purchased	75,995	79,041	84,108	37,696	97,208	149,566
Units redeemed and transferred	(495,597)	(1,467,835)	(627,271)	(681,827)	(1,066,066)	(2,705,409)

Units outstanding at December 31, 2007	3,598,331	4,266,611	4,944,134	2,815,438	6,514,678	7,826,949

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL Transamerica Balanced Subaccount	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount	WRL Transamerica Money Market Subaccount	WRL Transamerica Small/Mid-Cap Value Subaccount
Units outstanding at January 1, 2006	1,617,385	1,473,439	19,219,932	5,979,068	8,677,889	2,393,433
Units purchased	698,004	131,574	2,123,787	678,591	3,006,235	712,137
Units redeemed and transferred	82,001	(282,881)	26,555,983	(1,413,059)	(4,610,227)	(596,640)

Units outstanding at December 31, 2006	2,397,390	1,322,132	47,899,702	5,244,600	7,073,897	2,508,930
Units purchased	42,109	24,863	598,192	54,952	304,830	57,139
Units redeemed and transferred	(51,497)	(214,908)	(11,434,084)	(1,153,035)	(159,257)	(2,584)

Units outstanding at December 31, 2007	2,388,002	1,132,087	37,063,810	4,146,517	7,219,470	2,563,485

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	WRL Transamerica U.S. Government Securities Subaccount	WRL Transamerica Value Balanced Subaccount	WRL Van Kampen Mid-Cap Growth Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Opportunities Subaccount
Units outstanding at January 1, 2006	946,654	15,041,455	8,054,232	5,223,654	2,452,104	945,066
Units purchased	60,313	1,095,745	681,308	372,039	155,351	88,310
Units redeemed and transferred	(240,045)	(4,163,487)	(2,398,569)	(1,416,488)	(204,902)	(232,713)

Units outstanding at December 31, 2006	766,922	11,973,713	6,336,971	4,179,205	2,402,553	800,663
Units purchased	30,124	162,311	80,786	48,512	33,676	16,058
Units redeemed and transferred	(45,429)	(2,563,186)	(913,648)	(592,406)	(413,746)	169,639

Units outstanding at December 31, 2007	751,617	9,572,838	5,504,109	3,635,311	2,022,483	986,360

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity VIP Index 500 Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount	ProFund VP NASDAQ- 100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small- Cap Subaccount
Units outstanding at January 1, 2006	31,947	—	—	—	—	—
Units purchased	—	373,217	845,043	54,212	573,079	524,278
Units redeemed and transferred	(2,297)	995,059	(782,060)	314,267	(549,680)	224,200

Units outstanding at December 31, 2006	29,650	1,368,276	62,983	368,479	23,399	748,478
Units purchased	—	4,732	6,149	5,481	4,219	2,602
Units redeemed and transferred	(2,091)	(1,221,352)	3,483,576	(248,137)	40,919	(612,711)

Units outstanding at December 31, 2007	27,559	151,656	3,552,708	125,823	68,537	138,369

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Access VP High Yield Subaccount (1)	ProFund VP Europe 30 Subaccount (1)	ProFund VP Oil & Gas Subaccount (1)	ProFund VP UltraSmall-Cap Subaccount (1)	ProFund VP Utilities Subaccount (1)	ProFund VP Consumer Services Subaccount (1)
Units outstanding at January 1, 2006	—	—	—	—	—	—
Units purchased	—	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—	—

Units outstanding at December 31, 2006	—	—	—	—	—	—
Units purchased	23	852	220	13	848	8
Units redeemed and transferred	1,325	438,629	185,376	23,453	565,844	814

Units outstanding at December 31, 2007	1,348	439,481	185,596	23,466	566,692	822

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP Pharmaceuticals Subaccount (1)	ProFund VP Small- Cap Value Subaccount (1)	ProFund VP Falling US Dollar Subaccount (1)	ProFund VP Emerging Markets Subaccount (1)	ProFund VP International Subaccount (1)	ProFund VP Asia 30 Subaccount (1)
Units outstanding at January 1, 2006	—	—	—	—	—	—
Units purchased	—	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—	—

Units outstanding at December 31, 2006	—	—	—	—	—	—
Units purchased	8	8	8	443	66	499
Units redeemed and transferred	5,361	974	15,600	126,001	15,896	309,041

Units outstanding at December 31, 2007	5,369	982	15,608	126,444	15,962	309,540

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP Japan Subaccount (1)	ProFund VP Short NASDAQ-100 Subaccount (1)	ProFund VP U.S. Government Plus Subaccount (1)	ProFund VP Basic Materials Subaccount (1)	ProFund VP Financials Subaccount (1)	ProFund VP Precious Metals Subaccount (1)
Units outstanding at January 1, 2006	—	—	—	—	—	—
Units purchased	—	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—	—

Units outstanding at December 31, 2006	—	—	—	—	—	—
Units purchased	8	8	184	623	8	2,501
Units redeemed and transferred	1,350	2,641	133,283	383,529	5,193	232,104

Units outstanding at December 31, 2007	1,358	2,649	133,467	384,152	5,201	234,605

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP Telecommunications Subaccount (1)	ProFund VP Mid-Cap Subaccount (1)	ProFund VP Short Emerging Markets Subaccount (1)	ProFund VP Short International Subaccount (1)
Units outstanding at January 1, 2006	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2006	—	—	—	—
Units purchased	8	20	8	8
Units redeemed and transferred	2,268	1,562	(8)	(8)

Units outstanding at December 31, 2007	2,276	1,582	—	—

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL JPMorgan Core Bond
	12/31/2007		3,930,379	$118.56	to	$14.17	$85,872,561	5.05%	0.65%	to	1.80%	6.25%	to	5.04%
	12/31/2006		4,949,500	111.59	to	13.49	100,664,163	5.14	0.65	to	1.80	3.15	to	2.07
	12/31/2005		6,421,063	108.18	to	13.21	125,153,390	5.08	0.65	to	1.80	1.54	to	0.48
	12/31/2004		8,088,524	106.54	to	13.15	153,746,275	6.58	0.65	to	1.80	3.70	to	2.66
	12/31/2003		10,620,259	102.73	to	12.81	195,850,734	4.38	0.65	to	1.80	2.73	to	2.36
WRL Asset Allocation - Conservative
	12/31/2007		9,934,381	158.60	to	14.32	137,735,465	2.89	0.65	to	1.80	5.69	to	4.49
	12/31/2006		10,227,657	150.05	to	13.74	135,219,001	3.23	0.65	to	1.80	8.74	to	7.50
	12/31/2005		11,538,664	137.99	to	12.82	141,292,086	2.63	0.65	to	1.80	4.50	to	3.31
	12/31/2004		12,218,863	132.05	to	12.43	144,464,876	0.31	0.65	to	1.80	9.00	to	7.75
	12/31/2003		11,314,070	121.14	to	11.56	123,619,597	0.13	0.65	to	1.80	21.14	to	20.65
WRL Asset Allocation - Growth
	12/31/2007		17,304,976	206.33	to	18.33	273,992,480	2.18	0.65	to	1.80	7.06	to	5.84
	12/31/2006		19,577,510	192.73	to	17.35	291,511,214	0.92	0.65	to	1.80	14.87	to	13.56
	12/31/2005		19,198,999	167.78	to	15.32	250,701,556	0.46	0.65	to	1.80	11.51	to	10.24
	12/31/2004		18,488,391	150.46	to	13.94	218,174,694	0.09	0.65	to	1.80	13.44	to	12.14
	12/31/2003		14,665,341	132.63	to	12.46	153,574,422	0.16	0.65	to	1.80	32.63	to	28.39
WRL Asset Allocation - Moderate Growth
	12/31/2007		33,517,719	189.78	to	17.02	515,310,475	2.31	0.65	to	1.80	7.11	to	5.89
	12/31/2006		37,652,024	177.18	to	16.11	544,497,238	1.58	0.65	to	1.80	13.10	to	11.81
	12/31/2005		36,700,121	156.66	to	14.45	472,800,240	1.11	0.65	to	1.80	9.20	to	7.96
	12/31/2004		35,005,006	143.46	to	13.41	416,138,606	0.19	0.65	to	1.80	12.81	to	11.51
	12/31/2003		28,667,443	127.17	to	12.06	304,244,767	0.15	0.65	to	1.80	27.17	to	24.83
WRL Asset Allocation - Moderate
	12/31/2007		29,569,754	173.84	to	15.64	433,193,070	2.90	0.65	to	1.80	7.25	to	6.04
	12/31/2006		33,544,099	162.08	to	14.78	461,798,896	2.56	0.65	to	1.80	10.76	to	9.50
	12/31/2005		35,529,545	146.34	to	13.53	445,105,148	1.84	0.65	to	1.80	6.75	to	5.53
	12/31/2004		34,786,168	137.08	to	12.86	411,450,399	0.25	0.65	to	1.80	10.67	to	9.40
	12/31/2003		30,968,199	123.87	to	11.78	333,386,267	0.11	0.65	to	1.80	23.87	to	22.57
WRL International Moderate Growth
	12/31/2007		1,256,678	11.06	to	11.00	13,915,831	1.25	0.65	to	1.80	7.15	to	6.76
	12/31/2006	(1)	414,456	10.32	to	10.30	4,281,283	11.00	0.65	to	1.80	3.23	to	3.05

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL MFS International Equity
	12/31/2007	7,787,933	$224.16	to	$20.11	$107,503,153	0.92%	0.65%	to	1.80%	8.44%	to	7.21%
	12/31/2006	9,827,945	206.71	to	18.80	126,026,993	1.40	0.65	to	1.80	22.27	to	20.88
	12/31/2005	8,713,637	169.05	to	15.57	92,952,081	0.75	0.65	to	1.80	12.07	to	10.86
	12/31/2004	8,977,664	150.85	to	14.10	86,464,519	—	0.65	to	1.80	13.51	to	12.30
	12/31/2003	9,036,211	132.89	to	12.57	77,119,038	—	0.65	to	1.80	32.89	to	25.30
WRL Capital Guardian US Equity
	12/31/2007	2,017,560	168.10	to	14.78	26,434,679	0.69	0.65	to	1.80	(0.88)	to	(1.93)
	12/31/2006	2,417,210	169.59	to	15.11	32,165,384	0.53	0.65	to	1.80	9.40	to	8.15
	12/31/2005	2,837,865	155.03	to	14.00	34,764,783	0.53	0.65	to	1.80	5.62	to	4.42
	12/31/2004	3,197,041	146.78	to	13.44	37,417,928	0.29	0.65	to	1.80	9.06	to	7.80
	12/31/2003	2,565,920	134.59	to	12.50	27,704,830	0.19	0.65	to	1.80	34.59	to	33.99
WRL Capital Guardian Value
	12/31/2007	3,639,535	184.75	to	16.16	49,505,031	1.08	0.65	to	1.80	(6.89)	to	(7.95)
	12/31/2006	4,639,914	198.43	to	17.60	68,330,623	1.49	0.65	to	1.80	15.74	to	14.43
	12/31/2005	4,696,853	171.44	to	15.42	60,134,982	0.96	0.65	to	1.80	7.01	to	5.79
	12/31/2004	4,885,313	160.20	to	14.60	59,007,715	1.10	0.65	to	1.80	15.95	to	14.62
	12/31/2003	3,430,087	138.17	to	12.77	35,988,208	0.86	0.65	to	1.80	38.17	to	32.11
WRL Clarion Global Real Estate Securities
	12/31/2007	3,606,487	254.92	to	36.62	107,689,791	5.75	0.65	to	1.80	(7.31)	to	(8.36)
	12/31/2006	5,872,379	275.02	to	39.96	190,561,663	1.37	0.65	to	1.80	41.35	to	39.75
	12/31/2005	5,672,917	194.56	to	28.59	130,645,633	1.67	0.65	to	1.80	12.74	to	11.46
	12/31/2004	6,229,107	172.57	to	25.65	128,200,354	2.09	0.65	to	1.80	32.00	to	30.49
	12/31/2003	6,000,388	130.74	to	19.66	94,261,032	2.35	0.65	to	1.80	30.74	to	33.24
WRL Federated Market Opportunity
	12/31/2007	5,522,141	141.67	to	19.65	156,409,561	3.57	0.65	to	1.80	(1.12)	to	(2.25)
	12/31/2006	7,934,884	143.28	to	20.10	230,398,865	1.63	0.65	to	1.80	2.09	to	0.93
	12/31/2005	10,581,649	140.34	to	19.91	301,353,975	2.21	0.65	to	1.80	4.43	to	3.09
	12/31/2004	12,101,342	134.38	to	19.32	334,800,049	2.74	0.65	to	1.80	8.59	to	7.26
	12/31/2003	12,764,449	123.75	to	18.01	331,523,714	4.28	0.65	to	1.80	23.75	to	24.51
WRL Transamerica Science & Technology
	12/31/2007	3,979,137	205.56	to	17.80	21,123,844	—	0.65	to	1.80	31.89	to	30.40
	12/31/2006	3,404,620	155.85	to	13.68	13,775,958	—	0.65	to	1.80	0.35	to	(0.79)
	12/31/2005	5,210,793	155.30	to	13.82	21,230,356	0.38	0.65	to	1.80	1.40	to	0.25
	12/31/2004	7,985,499	153.15	to	13.81	32,432,631	—	0.65	to	1.80	7.36	to	6.13
	12/31/2003	10,758,129	142.66	to	13.07	40,949,964	—	0.65	to	1.80	42.66	to	48.18

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL JPMorgan Mid-Cap Value
	12/31/2007		2,194,173	$196.38	to	$17.37	$39,024,524	0.95%	0.65%	to	1.80%	2.16%	to	1.00%
	12/31/2006		2,908,161	192.22	to	17.25	50,994,113	0.79	0.65	to	1.80	16.49	to	15.16
	12/31/2005		4,123,831	165.01	to	15.01	62,500,814	0.22	0.65	to	1.80	8.45	to	7.21
	12/31/2004		4,520,443	152.16	to	14.04	63,655,338	0.04	0.65	to	1.80	13.84	to	12.53
	12/31/2003		4,480,923	133.66	to	12.50	55,862,710	0.11	0.65	to	1.80	33.66	to	29.00
WRL JPMorgan Enhanced Index
	12/31/2007		736,654	174.55	to	15.46	9,960,369	1.16	0.65	to	1.80	3.86	to	2.68
	12/31/2006		933,322	168.06	to	15.09	12,239,186	0.93	0.65	to	1.80	14.57	to	13.26
	12/31/2005		1,250,274	146.69	to	13.36	14,407,739	1.14	0.65	to	1.80	2.79	to	1.62
	12/31/2004		1,392,050	142.71	to	13.18	15,746,067	0.68	0.65	to	1.80	10.30	to	9.03
	12/31/2003		940,071	129.39	to	12.12	9,786,364	0.48	0.65	to	1.80	29.39	to	26.57
WRL Marsico Growth
	12/31/2007		3,178,806	186.54	to	16.91	37,496,608	0.02	0.65	to	1.80	19.62	to	18.26
	12/31/2006		3,320,873	155.94	to	14.33	32,843,349	0.12	0.65	to	1.80	4.68	to	3.49
	12/31/2005		4,318,109	148.97	to	13.88	41,199,046	0.08	0.65	to	1.80	7.88	to	6.65
	12/31/2004		3,985,270	138.08	to	13.06	35,449,208	—	0.65	to	1.80	11.60	to	10.24
	12/31/2003		4,353,239	123.73	to	11.87	34,998,078	—	0.65	to	1.80	23.73	to	24.02
WRL BlackRock Large Cap Value
	12/31/2007		4,006,872	222.97	to	19.56	99,666,557	0.91	0.65	to	1.80	3.96	to	2.78
	12/31/2006		5,389,122	214.48	to	19.09	129,910,743	0.49	0.65	to	1.80	16.17	to	14.84
	12/31/2005		6,024,737	184.63	to	16.66	125,925,505	0.70	0.65	to	1.80	15.19	to	13.88
	12/31/2004		5,060,353	160.28	to	14.66	93,405,252	1.01	0.65	to	1.80	17.57	to	16.22
	12/31/2003		5,930,145	136.33	to	12.65	94,435,153	0.78	0.65	to	1.80	36.33	to	27.40
WRL MFS High Yield
	12/31/2007		796,540	134.36	to	12.73	10,333,130	4.91	0.65	to	1.80	1.19	to	0.04
	12/31/2006		1,862,433	132.78	to	12.73	24,058,340	11.05	0.65	to	1.80	10.23	to	8.98
	12/31/2005		1,703,957	120.45	to	11.68	20,112,096	10.21	0.65	to	1.80	1.16	to	0.00
	12/31/2004		1,063,304	119.08	to	11.68	12,502,061	4.95	0.65	to	1.80	9.05	to	7.80
	12/31/2003	(1)	978,123	109.19	to	10.84	10,627,516	1.05	0.65	to	1.80	9.08	to	8.31
WRL Munder Net50
	12/31/2007		1,646,784	217.74	to	18.50	18,918,145	—	0.65	to	1.80	16.28	to	14.96
	12/31/2006		2,021,751	187.25	to	16.12	19,979,428	—	0.65	to	1.80	(0.65)	to	(1.78)
	12/31/2005		2,464,060	188.47	to	16.46	24,995,320	—	0.65	to	1.80	7.37	to	6.14
	12/31/2004		3,518,644	175.54	to	15.55	33,633,330	—	0.65	to	1.80	14.59	to	13.28
	12/31/2003		4,289,213	153.19	to	13.77	35,993,834	—	0.65	to	1.80	53.19	to	63.54

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL PIMCO Total Return
	12/31/2007	3,598,331	$121.68	to	$12.21	$44,839,900	2.62%	0.65%	to	1.80%	8.24%	to	7.01%
	12/31/2006	4,017,933	112.41	to	11.41	46,578,057	3.31	0.65	to	1.80	3.44	to	2.36
	12/31/2005	4,664,844	108.67	to	11.15	52,695,711	1.79	0.65	to	1.80	1.67	to	0.51
	12/31/2004	4,966,110	106.89	to	11.09	55,552,948	1.45	0.65	to	1.80	3.72	to	2.63
	12/31/2003	5,689,183	103.06	to	10.81	61,837,421	1.24	0.65	to	1.80	3.06	to	2.97
WRL Legg Mason Partners All Cap
	12/31/2007	4,266,611	180.84	to	16.00	72,439,739	1.28	0.65	to	1.80	0.38	to	(0.76)
	12/31/2006	5,655,405	180.16	to	16.16	96,306,893	0.96	0.65	to	1.80	17.72	to	16.45
	12/31/2005	7,358,240	153.04	to	13.91	107,180,989	0.58	0.65	to	1.80	3.41	to	2.23
	12/31/2004	9,532,580	148.00	to	13.64	135,265,801	0.22	0.65	to	1.80	8.43	to	7.19
	12/31/2003	11,337,624	136.49	to	12.76	149,572,286	0.38	0.65	to	1.80	36.49	to	32.67
WRL T. Rowe Price Equity Income
	12/31/2007	4,944,134	185.15	to	16.42	65,701,024	2.14	0.65	to	1.80	2.65	to	1.48
	12/31/2006	5,487,297	180.37	to	16.22	71,409,089	1.81	0.65	to	1.80	18.19	to	16.85
	12/31/2005	6,134,141	152.61	to	13.91	68,001,769	1.83	0.65	to	1.80	3.44	to	2.26
	12/31/2004	5,945,958	147.54	to	13.64	64,346,566	1.34	0.65	to	1.80	14.15	to	12.76
	12/31/2003	4,685,002	129.25	to	12.13	44,709,838	1.81	0.65	to	1.80	29.25	to	24.53
WRL T. Rowe Price Small Cap
	12/31/2007	2,815,438	195.99	to	16.97	38,755,508	—	0.65	to	1.80	8.90	to	7.66
	12/31/2006	3,459,569	179.97	to	15.81	44,109,717	—	0.65	to	1.80	2.92	to	1.75
	12/31/2005	6,205,377	174.87	to	15.57	78,222,884	—	0.65	to	1.80	9.82	to	8.64
	12/31/2004	6,066,354	159.23	to	14.36	69,702,495	—	0.65	to	1.80	9.65	to	8.39
	12/31/2003	5,716,972	145.22	to	13.28	60,529,341	—	0.65	to	1.80	45.22	to	37.82
WRL Templeton Transamerica Global
	12/31/2007	6,514,678	197.60	to	18.27	246,429,579	1.49	0.65	to	1.80	14.50	to	13.20
	12/31/2006	7,483,536	172.58	to	16.18	256,653,050	1.24	0.65	to	1.80	18.02	to	16.68
	12/31/2005	9,167,189	146.22	to	13.91	269,537,666	1.02	0.65	to	1.80	6.77	to	5.56
	12/31/2004	11,594,230	136.95	to	13.20	325,762,446	—	0.65	to	1.80	8.35	to	7.11
	12/31/2003	5,386,364	126.39	to	12.36	349,861,265	—	0.65	to	1.80	26.39	to	23.37
WRL Third Avenue Value
	12/31/2007	7,826,949	239.97	to	28.08	221,933,368	3.73	0.65	to	1.80	0.54	to	(0.60)
	12/31/2006	10,382,792	238.67	to	28.25	294,909,876	0.77	0.65	to	1.80	15.32	to	14.01
	12/31/2005	11,488,858	206.96	to	24.78	285,137,477	0.55	0.65	to	1.80	18.04	to	16.69
	12/31/2004	11,076,885	175.33	to	21.23	234,818,540	0.65	0.65	to	1.80	24.00	to	22.57
	12/31/2003	10,651,745	141.40	to	17.32	183,893,045	0.44	0.65	to	1.80	41.40	to	34.74

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL Transamerica Balanced
	12/31/2007		2,388,002	$164.68	to	$15.03	$35,498,397	1.08%	0.65%	to	1.80%	12.87%	to	11.59%
	12/31/2006		2,397,390	145.91	to	13.50	31,796,183	1.02	0.65	to	1.80	8.42	to	7.19
	12/31/2005		1,617,385	134.57	to	12.64	19,934,062	1.39	0.65	to	1.80	7.27	to	6.04
	12/31/2004		1,833,340	125.46	to	11.93	21,238,802	1.21	0.65	to	1.80	10.43	to	9.17
	12/31/2003		1,886,892	113.61	to	10.96	19,932,314	0.18	0.65	to	1.80	13.61	to	11.80
WRL Transamerica Convertible Securities
	12/31/2007		1,132,087	181.81	to	16.43	18,635,643	1.89	0.65	to	1.80	17.86	to	16.53
	12/31/2006		1,322,132	154.25	to	14.14	18,606,310	1.56	0.65	to	1.80	10.18	to	8.93
	12/31/2005		1,473,438	139.99	to	13.01	18,965,023	2.27	0.65	to	1.80	3.21	to	2.03
	12/31/2004		1,576,561	135.64	to	12.79	19,811,457	2.01	0.65	to	1.80	12.44	to	11.15
	12/31/2003		1,266,197	120.63	to	11.53	14,263,068	0.16	0.65	to	1.80	20.63	to	21.39
WRL Transamerica Equity
	12/31/2007		37,063,810	213.10	to	19.05	660,343,939	0.02	0.65	to	1.80	15.53	to	14.22
	12/31/2006		47,899,702	184.45	to	16.72	743,273,921	—	0.65	to	1.80	8.07	to	6.78
	12/31/2005		19,219,932	170.67	to	15.70	277,797,343	0.35	0.65	to	1.80	15.78	to	14.46
	12/31/2004		22,953,560	147.40	to	13.75	288,607,481	—	0.65	to	1.80	15.14	to	13.74
	12/31/2003		5,138,138	128.02	to	12.11	56,608,616	—	0.65	to	1.80	28.02	to	28.81
WRL Transamerica Growth Opportunities
	12/31/2007		4,146,517	229.97	to	20.32	70,614,007	0.04	0.65	to	1.80	22.29	to	20.90
	12/31/2006		5,244,600	188.06	to	16.85	73,441,515	0.22	0.65	to	1.80	4.42	to	3.23
	12/31/2005		5,979,068	180.09	to	16.36	80,742,723	—	0.65	to	1.80	15.41	to	14.16
	12/31/2004		6,687,984	156.05	to	14.36	78,755,142	—	0.65	to	1.80	15.87	to	14.54
	12/31/2003		2,363,757	134.68	to	12.55	24,218,170	—	0.65	to	1.80	34.68	to	28.80
WRL Transamerica Money Market
	12/31/2007		7,219,470	111.44	to	11.26	104,097,020	4.93	0.65	to	1.80	4.35	to	3.16
	12/31/2006		7,073,897	106.79	to	10.92	98,729,624	4.69	0.65	to	1.80	4.05	to	2.87
	12/31/2005		8,677,889	102.63	to	10.61	116,546,121	2.93	0.65	to	1.80	2.22	to	1.05
	12/31/2004		9,297,554	100.41	to	10.50	122,975,527	0.97	0.65	to	1.80	0.35	to	(0.80)
	12/31/2003		16,428,223	100.06	to	10.59	217,264,636	0.81	0.65	to	1.80	0.06	to	(0.88)
WRL Transamerica Small/Mid-Cap Value
	12/31/2007		2,563,485	188.05	to	17.88	45,983,475	0.93	0.65	to	1.80	23.93	to	22.52
	12/31/2006		2,508,930	151.74	to	14.63	36,519,785	0.83	0.65	to	1.80	17.29	to	15.96
	12/31/2005		2,393,433	129.37	to	12.64	30,010,588	0.44	0.65	to	1.80	12.83	to	11.54
	12/31/2004	(1)	547,959	114.66	to	11.37	6,192,917	—	0.65	to	1.80	14.66	to	34.41

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
WRL Transamerica U.S. Government Securities
	12/31/2007		751,617	$114.24	to	$11.32	$8,660,322	5.19%	0.65%	to	1.80%	5.36%	to	4.16%
	12/31/2006		766,922	108.43	to	10.87	8,452,354	3.51	0.65	to	1.80	2.60	to	1.44
	12/31/2005		946,654	105.68	to	10.71	10,240,756	3.83	0.65	to	1.80	1.38	to	0.41
	12/31/2004		1,039,734	104.25	to	10.67	11,183,181	3.47	0.65	to	1.80	2.50	to	1.45
	12/31/2003		1,410,880	101.71	to	10.52	14,907,508	2.09	0.65	to	1.80	1.71	to	1.05
WRL Transamerica Value Balanced
	12/31/2007		9,572,838	168.36	to	15.44	229,636,772	2.47	0.65	to	1.80	6.02	to	4.82
	12/31/2006		11,973,713	158.79	to	14.73	272,821,579	2.50	0.65	to	1.80	14.52	to	13.22
	12/31/2005		15,041,454	138.66	to	13.01	301,661,513	2.54	0.65	to	1.80	5.90	to	4.70
	12/31/2004		18,684,899	130.93	to	12.43	356,712,158	1.43	0.65	to	1.80	9.16	to	8.00
	12/31/2003		10,177,287	119.94	to	11.51	178,738,202	3.02	0.65	to	1.80	19.94	to	17.95
WRL Van Kampen Mid-Cap Growth
	12/31/2007		5,504,109	190.17	to	16.99	203,269,191	—	0.65	to	1.80	21.74	to	20.36
	12/31/2006		6,336,971	156.21	to	14.15	202,779,630	—	0.65	to	1.80	9.20	to	7.95
	12/31/2005		8,054,232	143.06	to	13.15	240,213,121	0.09	0.65	to	1.80	6.94	to	5.64
	12/31/2004		10,151,337	133.77	to	12.47	289,820,395	—	0.65	to	1.80	6.56	to	5.23
	12/31/2003		12,517,207	125.54	to	11.88	343,734,722	—	0.65	to	1.80	25.54	to	25.80
Fidelity VIP Contrafund®
	12/31/2007		3,635,311	15.28	to	14.65	54,886,003	0.72	0.65	to	1.80	0.00	to	15.22
	12/31/2006		4,179,205	13.19	to	12.71	54,525,571	0.98	1.25	to	1.80	10.05	to	9.45
	12/31/2005		5,223,653	11.98	to	11.61	62,022,717	0.11	1.25	to	1.80	15.20	to	14.57
	12/31/2004		4,214,772	10.40	to	10.14	43,491,152	0.21	1.25	to	1.80	13.73	to	13.10
	12/31/2003		3,959,558	9.15	to	8.96	35,982,974	1.72	1.25	to	1.80	26.48	to	25.84
Fidelity VIP Equity-Income
	12/31/2007		2,022,483	14.63	to	14.03	29,241,838	1.49	0.65	to	1.80	0.00	to	(0.53)
	12/31/2006		2,402,553	14.63	to	14.10	34,765,816	3.04	1.25	to	1.80	18.45	to	17.80
	12/31/2005		2,452,104	12.35	to	11.97	29,997,995	1.72	1.25	to	1.80	4.26	to	3.69
	12/31/2004		3,455,911	11.84	to	11.54	40,636,943	1.49	1.25	to	1.80	9.85	to	9.24
	12/31/2003		3,952,819	10.78	to	10.57	42,384,239	0.26	1.25	to	1.80	28.29	to	27.64
Fidelity VIP Growth Opportunities
	12/31/2007		986,360	10.12	to	9.70	9,884,259	—	0.65	to	1.80	0.00	to	20.72
	12/31/2006		800,663	8.34	to	8.04	6,592,050	0.52	1.25	to	1.80	3.82	to	3.25
	12/31/2005		945,066	8.03	to	7.79	7,511,162	0.71	1.25	to	1.80	7.33	to	6.74
	12/31/2004		1,142,199	7.48	to	7.29	8,472,001	0.35	1.25	to	1.80	5.56	to	4.98
	12/31/2003		1,276,728	7.09	to	6.95	8,989,302	0.44	1.25	to	1.80	27.67	to	27.03
Fidelity VIP Index 500
	12/31/2007		27,559	13.32	to	13.12	361,985	3.18	1.40	to	1.80	3.72	to	3.31
	12/31/2006		29,650	12.84	to	12.70	376,853	1.52	1.40	to	1.80	13.85	to	13.39
	12/31/2005		31,947	11.28	to	11.20	346,904	0.37	1.40	to	1.80	3.11	to	2.69
	12/31/2004	(1)	5,408	10.94	to	10.91	59,077	—	1.40	to	1.80	9.40	to	9.09

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Bull
	12/31/2007		151,656	$11.69	to	$11.59	$1,769,490	0.12%	1.25%	to	1.80%	2.27%	to	1.71%
	12/31/2006	(1)	1,368,276	11.43	to	11.40	15,627,778	0.04	1.25	to	1.80	14.30	to	13.96
ProFund VP Money Market
	12/31/2007		3,552,708	10.40	to	10.32	36,882,114	3.81	1.25	to	1.80	2.48	to	1.92
	12/31/2006	(1)	62,983	10.15	to	10.12	638,568	3.02	1.25	to	1.80	1.52	to	1.22
ProFund VP NASDAQ-100
	12/31/2007		125,823	13.25	to	13.14	1,663,440	—	1.25	to	1.80	16.17	to	15.53
	12/31/2006	(1)	368,479	11.41	to	11.38	4,200,676	—	1.25	to	1.80	14.10	to	13.75
ProFund VP Short Small-Cap
	12/31/2007		68,537	9.08	to	9.00	621,651	7.15	1.25	to	1.80	3.24	to	2.67
	12/31/2006	(1)	23,399	8.79	to	8.77	205,580	0.13	1.25	to	1.80	(12.07)	to	(12.34)
ProFund VP Small-Cap
	12/31/2007		138,369	10.84	to	10.75	1,496,525	0.19	1.25	to	1.80	(3.43)	to	(3.95)
	12/31/2006	(1)	748,478	11.22	to	11.19	8,394,017	—	1.25	to	1.80	12.24	to	11.90
Access VP High Yield
	12/31/2007	(1)	1,348	10.31	to	10.29	13,899	7.22	1.25	to	1.80	3.12	to	2.94
ProFund VP Europe 30
	12/31/2007	(1)	439,481	10.29	to	10.28	4,524,080	—	1.25	to	1.80	2.98	to	2.80
ProFund VP Oil & Gas
	12/31/2007	(1)	185,596	10.91	to	10.90	2,024,736	—	1.25	to	1.80	9.16	to	8.97
ProFund VP UltraSmall-Cap
	12/31/2007	(1)	23,466	8.87	to	8.85	208,045	0.07	1.25	to	1.80	(11.30)	to	(11.46)
ProFund VP Utilities
	12/31/2007	(1)	566,692	10.74	to	10.73	6,089,835	—	1.25	to	1.80	7.50	to	7.31
ProFund VP Consumer Services
	12/31/2007	(1)	822	9.15	to	9.14	7,522	—	1.25	to	1.80	(8.41)	to	(8.57)
ProFund VP Pharmaceuticals
	12/31/2007	(1)	5,369	10.00	to	9.98	53,681	0.14	1.25	to	1.80	0.01	to	(0.17)
ProFund VP Small-Cap Value
	12/31/2007	(1)	982	9.16	to	9.15	9,000	—	1.25	to	1.80	(8.34)	to	(8.51)
ProFund VP Falling US Dollar
	12/31/2007	(1)	15,608	10.58	to	10.57	165,176	—	1.25	to	1.80	5.85	to	5.66
ProFund VP Emerging Markets
	12/31/2007	(1)	126,444	11.47	to	11.46	1,450,846	—	1.25	to	1.80	14.80	to	14.60

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP International
	12/31/2007	(1)	15,962	$10.10	to	$10.09	$161,327	—%	1.25%	to	1.80%	1.08%	to	0.90%
ProFund VP Asia 30
	12/31/2007	(1)	309,540	11.69	to	11.67	3,617,425	0.04	1.25	to	1.80	16.95	to	16.75
ProFund VP Japan
	12/31/2007	(1)	1,358	9.13	to	9.11	12,400	0.07	1.25	to	1.80	(8.69)	to	(8.85)
ProFund VP Short NASDAQ-100
	12/31/2007	(1)	2,649	9.73	to	9.72	25,796	17.32	1.25	to	1.80	(2.64)	to	(2.81)
ProFund VP U.S. Government Plus
	12/31/2007	(1)	133,467	10.82	to	10.81	1,444,104	1.39	1.25	to	1.80	8.24	to	8.06
ProFund VP Basic Materials
	12/31/2007	(1)	384,152	11.12	to	11.11	4,272,903	—	1.25	to	1.80	11.29	to	11.09
ProFund VP Financials
	12/31/2007	(1)	5,201	8.64	to	8.63	44,957	0.02	1.25	to	1.80	(13.55)	to	(13.70)
ProFund VP Precious Metals
	12/31/2007	(1)	234,605	11.78	to	11.76	2,763,300	0.27	1.25	to	1.80	17.85	to	17.64
ProFund VP Telecommunications
	12/31/2007	(1)	2,276	9.54	to	9.53	21,720	0.18	1.25	to	1.80	(4.55)	to	(4.72)
ProFund VP Mid-Cap
	12/31/2007	(1)	1,582	9.75	to	9.74	15,440	—	1.25	to	1.80	(2.41)	to	(2.58)
ProFund VP Short Emerging Markets
	12/31/2007	(1)	—	8.24	to	8.23	—	—	1.25	to	1.80	(17.54)	to	(17.68)
ProFund VP Short International
	12/31/2007	(1)	—	9.83	to	9.82	—	—	1.25	to	1.80	(1.64)	to	(1.81)

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year. The investment income ratios have been restated for 2002 through 2005 due to a change in the calculation methodology.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Western Reserve Life Assurance Company of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2007

5. Administrative, Mortality, and Expense Risk Charge

No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against contract values when withdrawn or surrendered. On each anniversary through maturity date and at surrender, WRL will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts.

A daily charge as a percentage of average daily net assets is assesed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assesd on the individual contract level) effectively reduces the value of a unit outstanding during the year. The following reflects the annual rate for daily charges as assessed by each Mutual Fund Account class:

Class A	1.25%
Class B	1.40%
Class C	1.65%
Class D	1.80%
Class E	0.65%
Class F	1.25%
Class G	1.65%
Class H	1.40%
Class I	1.80%

6. Income Taxes

Operations of the Mutual Fund Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All financial statements are included in Part B of this Registration Statement.

(b)	Exhibits

(1)	Resolution of the Board of Directors of Western Reserve establishing the separate account. 1/

(2)	Not Applicable.

(3)	Distribution of Contracts

(a)	Master Service and Distribution Compliance Agreement. 1/

(b)	Amendment to Master Service and Distribution Compliance Agreement. 2/

(c)	Form of Broker/Dealer Supervisory and Service Agreement. 2/

(d)	Principal Underwriting Agreement. 2/

(e)	First Amendment to Principal Underwriting Agreement. 2/

(f)	Second Amendment to Principal Underwriting Agreement. 3/

(g)	Third Amendment to Principal Underwriting Agreement. 4/

(h)	Amended and Reinstated Principal Underwriting Agreement between WRL and AFSG. Note 23

(i)	First Amendment to Amended and Reinstated Principal Underwriting Agreement. Note 23

(j)	Amendment No. 2 to Amended and Reinstated Principal Underwriting Agreement. Note 24

(k)	Form of Life Insurance Company Product Sales Agreement Note 28

(4)	(a) Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract. 5/

(b)	Contract Loan Endorsements. 5/

(c)	Other Endorsements. 5/

(d)	Enhanced Death Benefit Endorsement (EA128). 6/

(e)	Guaranteed Minimum Income Benefit Rider (GIB02). 7/

(f)	Additional Earnings Rider (AER01). 7/

(g)	Additional Earnings Rider (AER02). 8/

(h)	Guaranteed Minimum Death Benefit Endorsement (EA144). 9/

(5)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. 1/

(6)	(a) Second Amended Articles of Incorporation of Western Reserve. 1/

(b)	Certificate of First Amendment to Second Amended Articles of Incorporation of Western Reserve. 10/

(c)	Amended Code of Regulations of Western Reserve. 1/

(7)	Reinsurance Agreements (TIRe). 8/

(8)	(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. 11/

(b)	Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund . 12/

(c)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund. 13/

(d)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. 11/

(e)	Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund II. 12/

(f)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II. 13/

(g)	Third Amendment dated September 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 14/

(h)	Fourth Amendment dated December 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 3/

(i)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999. 11/

(j)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund III. 12/

(k)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund III. 13/

(l)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto. 14/

(m)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 3/

(n)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003. 15/

(o)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004. 4/

(o)(1)	Amendment No. 24 to Participation Agreement between Aegon/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004. Note 18.

(o)(2)	Amendment 25 to Participation Agreement (ATST) Note 18.

(o)(3)	Amendment 26 to Participation Agreement (ATST) Note 22.

(o)(4)	Form of Amendment 29 to Participation Agreement (TST) Note 29

(p)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2004. 4/

(q)	Participation Agreement (ProFunds) Note 25.

(q)(1)	Amendment No. 2 to Participation Agreement (ProFunds) Note 26

(9)	(a) Opinion and Consent of Counsel. Note 29.

(9)	(b) Consent of Counsel. Note 29.

(10)	(a) Consent of Independent Registered Public Accounting Firm. Note 29.

(10)	(b) Consent of Actuary. Note 22.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Schedules for Computation of Performance Quotations. 16/

(14)	Not Applicable.

(15)	(a) Powers of Attorney. 17/

(b)	Power of Attorney – Ron Wagley and Allan J. Hamilton. 4/

(c)	Power of Attorney (Brenda K. Clancy, Allan J. Hamilton, Craig D. Vermie) Note 19. (Arthur Schneider) Note 20. (Christopher H. Garrett) Note 21. (Timmy L. Stonehocker, Charles Boswell) Note 22. (Charles T. Boswell, Arthur Schneider, John Hunter, Brenda K. Clancy, Timmy L. Stonehocker, and Allan J. Hamilton) Note 24 (Eric J. Martin) Note 27

1/	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
2/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
3/	This exhibit was previously filed on Pre-Effective Amendment No. 1 for Form N-6 dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
4/	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-4 dated April 19, 2004 (File No. 333-84773) and is incorporated herein by reference.
5/	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form N-4 dated April 30, 1998 (File No. 33-24856) and is incorporated herein by reference.
6/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 dated April 22, 1999 (File No. 333-24959) and is incorporated herein by reference.
7/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.
8/	This exhibit was previously filed in Post-Effective Amendment No. 4 to Form N-4 dated April 14, 2003 (File No. 333-93169) and is incorporated herein by reference.
9/	This exhibit was previously filed on Post-Effective Amendment No. 22 to Form N-4 dated April 29, 2003 (File No. 33-24856) and is incorporated herein by reference.
10/	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 21, 2000 (File No. 333-82705) and is incorporated herein by reference.
11/	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
12/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
13/	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
14/	This exhibit was previously filed on the Initial Registration Statement to Form N-4 dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
15/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
16/	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 (File No. 33-507) and is incorporated herein by reference.
17/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated November 1, 2002 (File No. 333-82705) and is incorporated herein by reference.
18/	Filed with Post Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-84773) on April 28, 2005.
19/	Filed with the Initial filing of Form N-4 Registration Statement for the WRL Freedom Premier III (File No. 333-108525) on September 5, 2003.
20/	Filed with Post-Effective Amendment No. 7 to this Form N-4 Registration Statement (File No. 333-84773) on April 28, 2005.
21/	Filed with Post-Effective Amendment No. 2 to this Form N-4 Registration Statement (File No. 333-112089) on December 13, 2005.
22/	Filed with Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 33-24856) dated June 9, 2006.
23	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) dated February 13, 2007
24	Filed with Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 33-24856) dated April 26, 2007.
25	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 registration statement (File No. 333-108525) on February 13, 2007
26	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement (File No. 333-145461) on October 23, 2007.
27	Incorporated herein by reference to Initial Filing to form N-4 registration statement (File No. 333-145461) on August 15, 2007.
28	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125817) on February 15, 2008.
29	Filed herewith

Item 25. Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Brenda K. Clancy	(1)	Director and President
Eric J. Martin	(1)	Vice President and Controller
Arthur C. Schneider	(1)	Director, Chief Tax Officer and Senior Vice President
John Hunter	(1)	Director, Chief Financial Officer
Timmy L. Stonehocker	(1)	Director, Chairman of the Board
Charles T. Boswell	(2)	Director, Chief Executive Officer
Darin D. Smith	(1)	Vice President, General Counsel and Assistant Secretary

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affilaite (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	Calfornia	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns-23%	Fund advisor

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

As of 1/1/2008

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2008

Item 27. Number of Contract Owners.

As of February 29, 2008 there were 5,924 contract owners.

Item 28. Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Robert R. Frederick	(1)	Chief Operations Officer, President and Director

John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Frank A. Camp	(1)	Secretary

Amy J. Boyle	(4)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Linda S. Gilmer	(1)	Vice President

Karen D. Heburn	(4)	Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discount and Commissions(2)	Compensation on Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation(1)	$297,458	0	0	0
Transamerica Capital, Inc.	$492,218	0	0	0

(1)	Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2)	Fiscal Year 2007.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Manager Regulatory Filing Unit. Western Reserve Life Assurance Co. of Ohio at 4333 Edgewood Rd. NE Cedar Rapids, Iowa 52499.

Item 31. Management Services

Not Applicable

Item 32. Undertakings

Western Reserve hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33. Section 403(b)(11) Representation

Registrant represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1) - (4) thereof have been complied with.

Texas ORP Representation

The Registrant intends to offer Contracts to participants in the Texas Optional Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) - (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 25 day of April, 2008.

WRL SERIES ANNUITY ACCOUNT

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO Depositor

*
Brenda K. Clancy
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

*		Director and	, 2008
Timmy L. Stonehocker		Chairman of the Board

*		Director and Chief	, 2008
Charles T. Boswell		Executive Officer

*		Director and President	, 2008
Brenda K. Clancy

*		Director and	, 2008
John R. Hunter		Chief Financial Officer

*		Director, Senior Vice	, 2008
Arthur C. Schneider		President, and Chief
Tax Officer

/s/ Darin D. Smith		Vice President,	April 25, 2008
*By	Darin D. Smith	Assistant Secretary and
General Counsel

*		Controller and	, 2008
Eric J. Martin		Vice President

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 33-24856

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(o)(4)	Amendment No. 29 to Participation Agreement (TST)

9(a)	Opinion and Consent of Counsel

9(b)	Consent of Counsel

10(a)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.